                                                                         1 of 16


CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Suzhen Ruan  (262) 636-7381

                                                               ---------------------------------------------------------------------
NPV Data Input Section                                           05-Apr-01      05-Apr-01      05-Apr-01      05-Apr-01   05-Apr-01
                                                               ---------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date               Pool 1         Pool 2         Pool 3         Pool 4     Pool 5
Row 0 is total delinquent amount valued without discounting  0  2,991,402.48   1,433,905.62   2,202,938.66   2,358,813.16  12,627.58
                                                             1  1,131,952.96     578,878.73     554,173.35     420,804.45  12,743.55
                                                             2  1,206,250.45     510,557.25     574,549.20     398,117.33   2,319.53
                                                             3  1,248,105.25     706,175.41     647,156.45     496,106.02   2,319.53
                                                             4  1,420,117.83     646,185.39     684,674.40     453,495.85   2,319.53
                                                             5  1,681,243.69     557,723.33     819,153.15     589,253.75   2,319.53
                                                             6  1,367,913.99     505,779.23     576,598.68     472,692.79   2,319.53
                                                             7  2,579,296.55     556,551.47     594,308.54     424,280.09   2,319.53
                                                             8  6,314,653.76     826,115.37     875,932.91     476,258.95   2,319.53
                                                             9  4,380,637.89   2,251,635.27     754,737.31     520,666.94   2,319.53
                                                            10    838,845.15   2,408,414.52   1,762,253.82     400,903.27   2,319.53
                                                            11    545,588.90     370,823.97   2,991,461.24   1,148,687.12   2,319.53
                                                            12    611,849.98     258,414.64     605,938.16   1,750,105.05   2,319.62
                                                            13    533,131.09     190,577.52     202,049.20     168,771.36  12,138.58
                                                            14    511,476.68     202,501.29     222,636.10     151,401.95   1,714.56
                                                            15    512,447.21     239,001.54     204,323.93     189,444.48   1,714.56
                                                            16    670,578.76     248,990.69     209,677.28     178,891.31   1,714.56
                                                            17    932,640.55     241,909.91     294,290.71     240,403.18   1,714.56
                                                            18    700,930.53     182,158.11     206,194.06     174,855.87   1,714.56
                                                            19  1,539,270.70     183,040.63     224,713.85     107,435.18   1,714.56
                                                            20  4,437,796.74     449,620.58     362,533.83     185,087.54   1,714.56
                                                            21  2,929,569.58   1,449,204.39     392,098.27     234,171.55   1,714.56
                                                            22    389,254.94   1,325,389.07   1,162,280.11     132,706.80   1,714.56
                                                            23    104,275.02     184,013.17   2,042,101.25     703,120.11   1,714.56
                                                            24    180,408.16     114,506.80     264,147.27     994,282.46   1,714.56
                                                            25     49,707.71      15,196.11      28,526.08      38,206.49  12,138.58
                                                            26     22,539.70      14,336.12      39,510.50       4,840.12       0.00
                                                            27     55,145.61      37,254.10      22,495.57      46,371.64       0.00
                                                            28     51,594.71       7,144.08      11,780.62       8,787.99       0.00
                                                            29     77,104.33      30,411.24      16,161.84      45,556.94       0.00
                                                            30     13,593.22      36,519.50      16,795.55      32,729.10       0.00
                                                            31    176,177.59      26,562.62      29,858.33      21,604.84       0.00
                                                            32    191,862.12      38,513.79      23,920.99       1,253.18       0.00
                                                            33     21,414.75     253,827.94           0.00      13,253.17       0.00
                                                            34     15,350.62      27,835.13     178,420.18      11,592.19       0.00
                                                            35          0.00           0.00      12,041.78     127,731.22       0.00
                                                            36      9,000.00           0.00           0.00           0.00       0.00
                                                            37          0.00           0.00           0.00           0.00       0.00
                                                            38          0.00           0.00           0.00           0.00       0.00
                                                            39          0.00           0.00           0.00           0.00       0.00
                                                            40          0.00           0.00           0.00           0.00       0.00
                                                            41          0.00           0.00           0.00           0.00       0.00
                                                            42          0.00           0.00           0.00           0.00       0.00
                                                            43          0.00           0.00           0.00           0.00       0.00
                                                            44          0.00           0.00           0.00           0.00       0.00
                                                            45          0.00           0.00           0.00           0.00       0.00
                                                            46          0.00           0.00           0.00           0.00       0.00
                                                            47          0.00           0.00           0.00           0.00       0.00
                                                            48          0.00           0.00           0.00           0.00       0.00
                                                            49          0.00           0.00           0.00           0.00       0.00
                                                            50          0.00           0.00           0.00           0.00       0.00
                                                            51     39,092.90           0.00           0.00           0.00       0.00
                                                            52          0.00           0.00           0.00           0.00       0.00
                                                            53          0.00           0.00           0.00           0.00       0.00
                                                            54          0.00           0.00           0.00           0.00       0.00
                                                            55          0.00           0.00           0.00           0.00       0.00
                                                            56          0.00           0.00           0.00           0.00       0.00
                                                            57          0.00           0.00           0.00           0.00       0.00
                                                            58          0.00           0.00           0.00           0.00       0.00
                                                            59          0.00           0.00           0.00           0.00       0.00
                                                            60          0.00           0.00           0.00           0.00       0.00
                                                            61          0.00           0.00           0.00           0.00       0.00
                                                            62          0.00           0.00           0.00           0.00       0.00
                                                            63          0.00           0.00           0.00           0.00       0.00
                                                            64          0.00           0.00           0.00           0.00       0.00
                                                            65          0.00           0.00           0.00           0.00       0.00
                                                            66          0.00           0.00           0.00           0.00       0.00
                                                            67          0.00           0.00           0.00           0.00       0.00
                                                            68          0.00           0.00           0.00           0.00       0.00
                                                            69          0.00           0.00           0.00           0.00       0.00
                                                            70          0.00           0.00           0.00           0.00       0.00
                                                            71          0.00           0.00           0.00           0.00       0.00
                                                            72          0.00           0.00           0.00           0.00       0.00
                                                            73          0.00           0.00           0.00           0.00       0.00


Total Time Balance of Scheduled Cash Flows                     40,482,222.10  17,109,674.53  19,810,433.17  13,722,683.44  94,023.37

     ===============================================================================================================================

                                                                         2 of 16


CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Prepared by  Suzhen Ruan  (262) 636-7381
Scheduled Payment Date                                                                                   15-Apr-01
Actual Payment Date                                                                                      16-Apr-01
Collection Period Begin Date                                                                             06-Mar-01
Collection Period End Date                                                                               05-Apr-01
Days in accrual period (30/360)                                                                                 30
Days in accrual period (ACT/360)                                                                                32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                         $10,363,366.26

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                  $0.00
    Government obligors                                                                                      $0.00
          Total Warranty Repurchases                                                                         $0.00

Total Collections For The Period                                                                    $10,363,366.26

     Pool Balance (Beg. of Collection Period)                                                       $94,514,732.86
     Pool Balance (End of Collection Period)                                                        $84,453,605.16

Total Collection                                                                                    $10,363,366.26
Negative Carry Withdrawls                                                                                    $0.00

Reinvestment Income (including Pre-Funding Account and Spread Account)                                  $88,381.33
Pre-Funding Account Reinvestment Income                                                                      $0.00

     Total Distribution Amount                                                                      $10,451,747.59

MISCELLANEOUS DATA

     TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                          $3,899,169.10
    Scheduled Amounts 60 days or more past due                                                       $1,395,503.02
    Net Losses on Liquidated Receivables                                                               $256,803.79
    Number of Loans at Beginning of Period                                                                   6,019
    Number of Loans at End of Period                                                                         5,417
    Repossessed Equipment not Sold or Reassigned (Beginning)                                         $1,185,918.00
    Repossessed Equipment not Sold or Reassigned (End)                                               $1,190,392.35

    Pre-Funding Account Reinvestment Income                                                                  $0.00
     ===============================================================================================================================

                                                                         3 of 16


CASE EQUIPMENT LOAN TRUST 1998-A

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Actual Payment Date                                                                                      16-Apr-01
Collection Period Begin Date                                                                             06-Mar-01
Collection Period End Date                                                                               05-Apr-01

PART II -- SUMMARY

Total Principal Balance of Notes and Certificates (Beginning of Period)                             $94,514,732.86
     A-1 Note Beginning Principal Balance                                                                    $0.00
     A-2 Note Beginning Principal Balance                                                                    $0.00
     A-3 Note Beginning Principal Balance                                                                    $0.00
     A-4 Note Beginning Principal Balance                                                           $79,796,143.55
     B Note Beginning Principal Balance                                                              $3,780,589.31
     Certificate Beginning Principal Balance                                                        $10,938,000.00

Total Principal Balance of Notes and Certificates (End of Period)                                   $84,453,605.16
     A-1 Note Principal Balance (End of Period)                                                              $0.00
                                                 A-1 Note Pool Factor (End of Period)                    0.0000000
     A-2 Note Principal Balance (End of Period)                                                              $0.00
                                                 A-2 Note Pool Factor (End of Period)                    0.0000000
     A-3 Note Principal Balance (End of Period)                                                              $0.00
                                                 A-3 Note Pool Factor (End of Period)                    0.0000000
     A-4 Note Principal Balance (End of Period)                                                     $70,137,460.95
                                                 A-4 Note Pool Factor (End of Period)                    0.3886830
     B Note Principal Balance (End of Period)                                                        $3,378,144.21
                                                 B Note Pool Factor (End of Period)                      0.1351258
     Certificate Principal Balance (End of Period)                                                  $10,938,000.00
                                                 Certificate Pool Factor (End of Period)                 1.0000000

COLLATERAL VALUE DECLINE                                                                            $10,061,127.70
     Pool Balance (Beg. of Collection Period)                                                       $94,514,732.86
     Pool Balance (End of Collection Period)                                                        $84,453,605.16

Total Distribution Amount (TDA)                                                                     $10,451,747.59
     Total Collections and Investment Income for the Period                                         $10,451,747.59
     Negative Carry Withdrawls                                                                               $0.00

Principal Distribution Amount  (PDA)                                                                $10,061,127.70

Principal Allocation to Notes and Certificates                                                      $10,061,127.70
     A-1 Noteholders' Principal Distributable Amount                                                         $0.00
     A-2 Noteholders' Principal Distributable Amount                                                         $0.00
     A-3 Noteholders' Principal Distributable Amount                                                         $0.00
     A-4 Noteholders' Principal Distributable Amount                                                 $9,658,682.59
     B Noteholders' Principal Distributable Amount                                                     $402,445.11
     Certificateholders' Principal Distributable Amount                                                      $0.00

Interest Distributable Amount                                                                          $460,533.28
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                      $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                      $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                      $0.00
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                $387,676.26
     Noteholders' Interest Distributable Amount applicable to B Notes                                   $18,713.92
     Certificateholders' Interest Distributable Amount                                                  $54,143.10

Spread Account
     Beginning Spread Account Balance                                                               $12,499,977.37
     Deposit to Spread Account from Pre-Funding Account                                                      $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                    $0.00
     Distribution from Spread Account for Interest / Principal Shortfall                                $15,936.96

     Specified Spread Account Balance                                                               $12,499,977.37
     Ending Spread Account Balance (after distributions)                                            $12,484,040.41

Credit Enhancement                                                                                          14.78%
     Spread account % of Ending Pool Balance                                                                14.78%
     Overcollateralization % of Ending Pool Balance                                                          0.00%

Scheduled Amounts 30 - 59 days past due                                                              $3,899,169.10
                                                 as % of Ending Pool Balance                                 4.62%
Scheduled Amounts 60 days or more past due                                                           $1,395,503.02
                                                 as % of Ending Pool Balance                                 1.65%
Net Losses on Liquidated Receivables                                                                   $256,803.79
                                                 as % of Ending Pool Balance                                 0.30%

                                                                         4 of 16


     PART III -- SERVICING CALCULATIONS                               16-Apr-01

     1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                 Pool 1          Pool 2          Pool 3          Pool 4

     Wtd. Avg. APR                                                           8.758%          8.597%          8.491%          9.174%
     Contract Value (Beg. of Collection Period),
     by origination pool                                             $40,159,159.13  $17,390,843.26  $22,402,889.46  $14,474,821.22
     Contract Value  (End of Collection Period),
     by origination pool                                             $37,474,561.20  $15,838,058.58  $18,340,426.18  $12,713,920.02
                                                                    ---------------  --------------  --------------  --------------
     Contract Value Decline                                           $2,684,597.93   $1,552,784.68   $4,062,463.28   $1,760,901.20
                                                                              6.68%           8.93%          18.13%          12.17%
     Initial Pool Balance                                           $624,998,868.47
     Pool Balance (End of Collection Period)                         $84,453,605.16

     Collections and Investment Income for the period                $10,451,747.59
     Negative Carry Withdrawls                                                $0.00

     Total Distribution Amount (TDA)                                 $10,451,747.59
     Principal Distribution Amount  (PDA)                            $10,061,127.70

     Initial B Percentage                                                    4.000%
     Unscheduled Principal (per pool)                                         $0.00           $0.00           $0.00           $0.00
     Total Unscheduled Principal                                              $0.00

     2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

     A-1 Note Beginning Principal Balance                                     $0.00
     A-1 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
     A-1 Noteholders' Share of the Principal
     Distribution Amount                                                      0.00%
     Preliminary A-1 Noteholders' Principa;
     Distributable Amount                                                     $0.00
     One-Time Excess Prefunding Account Payment                               $0.00
     A-1 Noteholders' Principal Distributable Amount                          $0.00

     Principal Distribution Amount Remaining                         $10,061,127.70

     A-2 Note Beginning Principal Balance                                     $0.00
     A-2 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
     A-2 Noteholders' Share of the Principal
     Distribution Amount                                                      0.00%
     A-2 Noteholders' Principal Distributable Amount                          $0.00

     Principal Distribution Amount Remaining                         $10,061,127.70

     A-3 Note Beginning Principal Balance                                     $0.00
     A-3 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
     A-3 Noteholders' Share of the Principal
     Distribution Amount                                                      0.00%
     A-3 Noteholders' Principal Distributable Amount                          $0.00

     Principal Distribution Amount Remaining                         $10,061,127.70

     A-4 Note Beginning Principal Balance                            $79,796,143.55
     A-4 Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
     A-4 Noteholders' Share of the Principal
     Distribution Amount                                                     96.00%
     A-4 Noteholders' Principal Distributable Amount                  $9,658,682.59

     Principal Distribution Amount Remaining                            $402,445.11

     B Note Beginning Principal Balance                               $3,780,589.31
     B Noteholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
     B Noteholders' Share of the Principal
     Distribution Amount                                                      4.00%
     B Noteholders' Principal Distributable Amount                      $402,445.11

     Principal Distribution Amount Remaining                          $9,658,682.59

     Certificate Beginning Principal Balance                         $10,938,000.00
     Certificateholders' Principal Carryover Shortfall
     (Previous Period)                                                        $0.00
     Certificateholders' Share of the Principal
     Distribution Amount                                                      0.00%
     Certificateholders' Principal Distributable Amount                       $0.00

     Interest Accrued on Class A-1 Notes this period                          $0.00
     Noteholders' Interest Carryover Shortfall
     (Previous Period)
     applicable to A-1 Notes                                                  $0.00
     Interest Due (in Arrears) on above Shortfall                             $0.00

     Noteholders' Interest Distributable Amount
     applicable to A-1 Notes                                                  $0.00

     Interest Accrued on Class A-2 Notes this period                          $0.00
     Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-2 Notes                                $0.00

     Interest Due (in Arrears) on above Shortfall                             $0.00
     Noteholders' Interest Distributable Amount
     applicable to A-2 Notes                                                  $0.00

     Interest Accrued on Class A-3 Notes this period                          $0.00
     Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-3 Notes                                $0.00

     Interest Due (in Arrears) on above Shortfall                             $0.00
     Noteholders' Interest Distributable Amount
     applicable to A-3 Notes                                                  $0.00

     Interest Accrued on Class A-4 Notes this period                    $387,676.26
     Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-4 Notes                                $0.00

     Interest Due (in Arrears) on above Shortfall                             $0.00
     Noteholders' Interest Distributable Amount
     applicable to A-4 Notes                                            $387,676.26

     Interest Accrued on Class A-1, A-2, A-3
     and A-4 Notes this period                                          $387,676.26
     Offered Noteholders' Interest Carryover Shortfall
     (Previous Period)                                                        $0.00
     Interest Due (in Arrears) on above Shortfall                             $0.00
     Offered Noteholders' Interest Distributable Amount                 $387,676.26

     Interest Accrued on Class B Notes this period                       $18,713.92
     Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to B Notes                                  $0.00
     Interest Due (in Arrears) on above Shortfall                             $0.00
     Noteholders' Interest Distributable Amount applicable
     to B Notes                                                          $18,713.92

     Interest Accrued on Certificates this period                        $54,143.10
     Certificateholders' Interest Carryover Shortfall
     (Previous Period)                                                        $0.00
     Interest Due (in Arrears) on Above Shortfall                             $0.00
     Certificateholders' Interest Distributable Amount                   $54,143.10

     1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE           Pool 5

     Wtd. Avg. APR                                                     9.428%
     Contract Value (Beg. of Collection Period),
     by origination pool                                           $87,019.79
     Contract Value  (End of Collection Period),
     by origination pool                                           $86,639.18
                                                                   ----------
     Contract Value Decline                                           $380.61
                                                                        0.44%
     Initial Pool Balance
     Pool Balance (End of Collection Period)

     Collections and Investment Income for the period
     Negative Carry Withdrawls

     Total Distribution Amount (TDA)
     Principal Distribution Amount  (PDA)

     Initial B Percentage
     Unscheduled Principal (per pool)                                   $0.00
     Total Unscheduled Principal

     2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

     A-1 Note Beginning Principal Balance
     A-1 Noteholders' Principal Carryover Shortfall
     (Previous Period)
     A-1 Noteholders' Share of the Principal
     Distribution Amount
     Preliminary A-1 Noteholders' Principa;
     Distributable Amount
     One-Time Excess Prefunding Account Payment
     A-1 Noteholders' Principal Distributable Amount

     Principal Distribution Amount Remaining

     A-2 Note Beginning Principal Balance
     A-2 Noteholders' Principal Carryover Shortfall
     (Previous Period)
     A-2 Noteholders' Share of the Principal
     Distribution Amount
     A-2 Noteholders' Principal Distributable Amount

     Principal Distribution Amount Remaining

     A-3 Note Beginning Principal Balance
     A-3 Noteholders' Principal Carryover Shortfall
     (Previous Period)
     A-3 Noteholders' Share of the Principal
     Distribution Amount
     A-3 Noteholders' Principal Distributable Amount

     Principal Distribution Amount Remaining

     A-4 Note Beginning Principal Balance
     A-4 Noteholders' Principal Carryover Shortfall
     (Previous Period)
     A-4 Noteholders' Share of the Principal
     Distribution Amount
     A-4 Noteholders' Principal Distributable Amount

     Principal Distribution Amount Remaining

     B Note Beginning Principal Balance
     B Noteholders' Principal Carryover Shortfall
     (Previous Period)
     B Noteholders' Share of the Principal
     Distribution Amount
     B Noteholders' Principal Distributable Amount

     Principal Distribution Amount Remaining

     Certificate Beginning Principal Balance
     Certificateholders' Principal Carryover Shortfall
     (Previous Period)
     Certificateholders' Share of the Principal
     Distribution Amount
     Certificateholders' Principal Distributable Amount

     Interest Accrued on Class A-1 Notes this period
     Noteholders' Interest Carryover Shortfall
     (Previous Period)
     applicable to A-1 Notes
     Interest Due (in Arrears) on above Shortfall

     Noteholders' Interest Distributable Amount applicable to A-1 Notes

     Interest Accrued on Class A-2 Notes this period
     Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-2 Notes

     Interest Due (in Arrears) on above Shortfall
     Noteholders' Interest Distributable Amount applicable to A-2 Notes

     Interest Accrued on Class A-3 Notes this period
     Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-3 Notes

     Interest Due (in Arrears) on above Shortfall
     Noteholders' Interest Distributable Amount applicable to A-3 Notes

     Interest Accrued on Class A-4 Notes this period
     Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to A-4 Notes

     Interest Due (in Arrears) on above Shortfall
     Noteholders' Interest Distributable Amount applicable to A-4 Notes

     Interest Accrued on Class A-1, A-2, A-3
     and A-4 Notes this period
     Offered Noteholders' Interest Carryover Shortfall
     (Previous Period)
     Interest Due (in Arrears) on above Shortfall
     Offered Noteholders' Interest Distributable Amount

     Interest Accrued on Class B Notes this period
     Noteholders' Interest Carryover Shortfall
     (Previous Period) applicable to B Notes
     Interest Due (in Arrears) on above Shortfall
     Noteholders' Interest Distributable Amount applicable to B Notes

     Interest Accrued on Certificates this period
     Certificateholders' Interest Carryover Shortfall
     (Previous Period)
     Interest Due (in Arrears) on Above Shortfall
     Certificateholders' Interest Distributable Amount

                                                                         5 of 16


     3.  ALLOCATION OF DISTRIBUTION AMOUNTS

     a. Total Distribution Amount (TDA)                                                             $10,451,747.59

     Administration Fee Shortfall (Previous Period)                                                          $0.00
     Administration Fee Accrued during this Period                                                         $166.67
     Administration Fee Paid this Period from TDA                                                          $166.67
     Administration Fee Shortfall                                                                            $0.00

     Total Distribution Amount Remaining                                                            $10,451,580.92

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                     $0.00
     Interest Due (in Arrears) on above Shortfall                                                            $0.00
     Interest Accrued on Class A-1 Notes this period                                                         $0.00
     Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                 $0.00
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes          $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                     $0.00
     Interest Due (in Arrears) on above Shortfall                                                            $0.00
     Interest Accrued on Class A-2 Notes this period                                                         $0.00
     Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                 $0.00
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes          $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                     $0.00
     Interest Due (in Arrears) on above Shortfall                                                            $0.00
     Interest Accrued on Class A-3 Notes this period                                                         $0.00
     Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                 $0.00
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes          $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                     $0.00
     Interest Due (in Arrears) on above Shortfall                                                            $0.00
     Interest Accrued on Class A-4 Notes this period                                                   $387,676.26
     Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                           $387,676.26
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes          $0.00

     Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                     $0.00
     Interest Due (in Arrears) on above Shortfall                                                            $0.00
     Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                 $387,676.26
     Offered Noteholders' Interest Paid this Period from TDA                                           $387,676.26
     Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                $0.00

     Total A Noteholders' Principal Carryover Shortfall                                                      $0.00

     Total Distribution Amount Remaining                                                            $10,063,904.66

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                       $0.00
     Interest Due (in Arrears) on above Shortfall                                                            $0.00
     Interest Accrued on B Notes this period                                                            $18,713.92
     Noteholders' Interest applicable to B Notes Paid this Period from TDA                              $18,713.92
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes            $0.00

     Total Distribution Amount Remaining                                                            $10,045,190.74

     A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
     A-1 Noteholders' Monthly Principal Distributable Amount                                                 $0.00
     A-1 Noteholders' Principal Distributable Amount Paid from TDA                                           $0.00
     Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

     Total Distribution Amount Remaining                                                            $10,045,190.74

     A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
     A-2 Noteholders' Monthly Principal Distributable Amount                                                 $0.00
     A-2 Noteholders' Principal Distributable Amount Paid from TDA                                           $0.00
     Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

     Total Distribution Amount Remaining                                                            $10,045,190.74

     A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
     A-3 Noteholders' Monthly Principal Distributable Amount                                                 $0.00
     A-3 Noteholders' Principal Distributable Amount Paid from TDA                                           $0.00
     Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

     Total Distribution Amount Remaining                                                            $10,045,190.74

     A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                        $0.00
     A-4 Noteholders' Monthly Principal Distributable Amount                                         $9,658,682.59
     A-4 Noteholders' Principal Distributable Amount Paid from TDA                                   $9,658,682.59
     Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                             $0.00

     Total Distribution Amount Remaining                                                               $386,508.15

     B Noteholders' Principal Carryover Shortfall (Previous Period)                                          $0.00
     B Noteholders' Monthly Principal Distributable Amount                                             $402,445.11
     B Noteholders' Principal Distributable Amount Paid from TDA                                       $386,508.15
     Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                          $15,936.96

     Total Excess Distribution Amount Remaining                                                              $0.00

                                                                         6 of 16


     4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

     Beginning Pre-Funding Account Balance                                                                   $0.00

     New Collateral Purchased                                                                                $0.00
     Deposit to Spread Account                                                                               $0.00
     Payment to Seller                                                                                       $0.00
     Payment to Class A-1 after Funding is Complete                                                          $0.00

     Ending Pre-Funding Account Balance                                                                      $0.00

     Excess Pre-Funded Amount/(Payment to Sellers)                                                           $0.00

     Adjusted Ending Pre-Funding Account Balance                                                             $0.00

     5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

     Beginning Negative Carry Account Balance                                                                $0.00
     Negative Carry                                                                                      3.209816%
     Number of Days Remaining                                                                               0 days

     Pre-Funded Percentage                                                                                  0.000%
     Negative Carry Withdrawls                                                                               $0.00
     Cumulative Negative Carry Withdrawls                                                            $4,595,626.41
     Maximum Negative Carry Amount                                                                           $0.00
     Required Negative Carry Account Balance                                                                 $0.00
     Interim Ending Negative Carry Account Balance                                                           $0.00
     Negative Carry Amount Released to Seller                                                                $0.00

     Ending Negative Carry Account Balance                                                                   $0.00

                                                                         7 of 16


     6.  DISTRIBUTIONS FROM SPREAD ACCOUNT

     Beginning Spread Account Balance                                                                          $12,499,977.37
     Deposit to Spread Account from Pre-Funding Account                                                                 $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                               $0.00

     Distribution from Spread Account to Noteholders' Distr. Account                                               $15,936.96
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes              $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes              $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes              $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes              $0.00

     Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
     Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
     Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
     Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                $0.00
     Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                              $15,936.96

     Preliminary Spread Account Balance Remaining                                                              $12,484,040.41

     Cumulative Realized Losses since 31-January-98 (Cut-off Date)                                              $9,573,772.86
     Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                              NO
     12*(Realized Losses during Collection Period )+ Repos at end of Collection Period                          $4,272,037.83
     Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                     YES
     60 day or > Delinquent Scheduled Amounts                                                                   $1,395,503.02
     Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                          NO
     Are any of the three conditions "YES"?                                                 YES


          Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

          As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves.

       Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by Case Credit that should have been charged
     to the trust was:                                                                                           $ 360,728.75

       If the monthly servicer reports for the trust were restated, the cumulative loss test would would still have been met as indicated below:

     Restated Cumulative Realized Losses:                                                                        9,934,501.61
     Are Cumulative Realized Losses > 2.25% of the Initial Pool Balance?                    NO


     Preliminary A-1 Note Principal Balance (End of Period)                                                             $0.00
     Preliminary A-2 Note Principal Balance (End of Period)                                                             $0.00
     Preliminary A-3 Note Principal Balance (End of Period)                                                             $0.00
     Preliminary A-4 Note Principal Balance (End of Period)                                                    $70,137,460.95
     Preliminary B Note Principal Balance (End of Period)                                                       $3,378,144.21
     Preliminary Total Principal Balance of Notes  (End of Period)                                             $73,515,605.16

     Specified Spread Account Balance                                                                           12,499,977.37
     Lesser of:
     (a) 2.00% of the Initial Pool Balance                                                                      12,499,977.37

     (b) the Note Balance                                                                                       73,515,605.16

     Preliminary Spread Account Balance Remaining                                                              $12,484,040.41
     Preliminary Excess Amount in Spread Account                                                                        $0.00
     Preliminary Shortfall Amount in Spread Account                                                                $15,936.96

     Deposit to Spread Account from Remaing Excess Distribution                                                         $0.00

     Spread Account Excess                                                                                              $0.00

     Ending Spread Account Balance (after distributions)                                                       $12,484,040.41
     Net Change in Spread Account Balance                                                                         ($15,936.96)

     Total Excess Distribution Amount Remaining                                                                         $0.00

     Certificateholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
     Interest Due (in Arrears) on Above Shortfall                                                                       $0.00
     Interest Accrued on Certificates this period                                                                  $54,143.10
     Certificateholders' Interest Paid from Excess Distribution                                                         $0.00
     Preliminary Certificateholders' Interest Carryover Shortfall (Current Period)                                 $54,143.10

     Total Excess Distribution Amount Remaining                                                                         $0.00

     Certificateholders' Principal Carryover Shortfall (Previous Period)                                                $0.00
     Certificateholders' Principal Distributable Amount applicable to current period                                    $0.00
     Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution            $0.00
     Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                     $0.00

     Total Excess Distribution Amount Remaining                                                                         $0.00

     Servicing Fee Shortfall (Previous Period)                                                                  $1,073,997.88

                                                                         8 of 16


     Servicing Fees Accrued during this Period                                                                     $78,762.28
     Adjustment to Servicing Fee                                                                                       ($0.00)
     Adjustment to Excess Distribution Amount Remaining                                                                 $0.00
     Servicing Fees Paid this Period from Excess Distribution                                                           $0.00
     Servicing Fee Shortfall                                                                                    $1,152,760.16

     Total Excess Distribution Amount Remaining                                                                         $0.00

     7.  ENDING BALANCES

     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                 $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                 $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                 $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                 $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                   $0.00
     A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
     A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
     A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
     A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                    $0.00
     B Noteholders' Principal Carryover Shortfall (Current Period)                                                      $0.00
     Certificateholders' Interest Carryover Shortfall  (Ending Balance)                                            $54,143.10
     Certificateholders' Principal Carryover Shortfall  (Ending Balance)                                                $0.00

     A-1 Note Principal Balance (End of Period)                                                                         $0.00
     A-2 Note Principal Balance (End of Period)                                                                         $0.00
     A-3 Note Principal Balance (End of Period)                                                                         $0.00
     A-4 Note Principal Balance (End of Period)                                                                $70,137,460.95
     B Note Principal Balance (End of Period)                                                                   $3,378,144.21
     Certificate Principal Balance (End of Period)                                                             $10,938,000.00
     Total Principal Balance of Notes and Certificates (End of Period)                                         $84,453,605.16

     A-1 Note Pool Factor (End of Period)                                                                           0.0000000
     A-2 Note Pool Factor (End of Period)                                                                           0.0000000
     A-3 Note Pool Factor (End of Period)                                                                           0.0000000
     A-4 Note Pool Factor (End of Period)                                                                           0.3886830
     B Note Pool Factor (End of Period)                                                                             0.1351258
     Certificate Pool Factor (End of Period)                                                                        1.0000000
     Total Notes & Certificates Pool Factor (End of Period)                                                         0.1351258

     Specified Spread Account Balance (after all distributions and adjustments)                                $12,484,040.41

====================================================================================================================================

                                                                         9 of 16


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO NOTEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                            16-Apr-01

(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

     (b)   A-2 Notes:                                                                                        $0.00
             per $1,000 original principal amount:                                                           $0.00

     (c)   A-3 Notes:                                                                                        $0.00
             per $1,000 original principal amount:                                                           $0.00

     (d)   A-4 Notes:                                                                                $9,658,682.59
             per $1,000 original principal amount:                                                          $53.53

     (e)   B Notes:                                                                                    $402,445.11
             per $1,000 original principal amount:                                                          $16.10

     (f)   Total                                                                                    $10,061,127.70

(2) Interest on the Notes

     (a)  A-1 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

     (b)   A-2 Notes:                                                                                        $0.00
             per $1,000 original principal amount:                                                           $0.00

     (c)  A-3 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

     (d)  A-4 Notes:                                                                                   $387,676.26
            per $1,000 original principal amount:                                                            $2.15

     (e)  B Notes:                                                                                      $18,713.92
             per $1,000 original principal amount:                                                           $0.75

     (f)   Total                                                                                       $406,390.18

(3) Pool Balance at the end of the related Collection Period                                        $84,453,605.16

(4)  After giving effect to distributions on current Payment Date:

     (a)  (i) outstanding principal amount of A-1 Notes:                                                     $0.00
          (ii)  A-1 Note Pool Factor:                                                                    0.0000000

     (b)  (i) outstanding principal amount of A-2 Notes:                                                     $0.00
          (ii)  A-2 Note Pool Factor:                                                                    0.0000000

     (c)  (i) outstanding principal amount of A-3 Notes:                                                     $0.00
          (ii)  A-3 Note Pool Factor:                                                                    0.0000000

     (d)  (i) outstanding principal amount of A-4 Notes:                                            $70,137,460.95
          (ii)  A-4 Note Pool Factor:                                                                    0.3886830

     (e)  (i) outstanding principal amount of B Notes:                                               $3,378,144.21
          (ii)  B Note Pool Factor:                                                                      0.1351258

     (f)  (i) Certificate Balance                                                                   $10,938,000.00
          (ii)  Certificate Pool Factor:                                                                 1.0000000

(5)  Amount of Servicing Fee:                                                                                $0.00
          per $1,000 Beginning of Collection Period:                                                    0.00000000

(6)  Amount of Administration Fee:                                                                         $166.67
          per $1,000 Beginning of Collection Period:                                                    0.00415015

(7)  Aggregate Purchase Amounts for Collection Period:                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                           $256,803.79

(9)  Amount in Spread Account:                                                                      $12,484,040.41

(10)  Amount in Pre-Funding Account:                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                        NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                      $0.00

===================================================================================================================

                                                                        10 of 16


CASE EQUIPMENT LOAN TRUST 1998-A
STATEMENT TO CERTIFICATEHOLDERS

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                            16-Apr-01

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

     (b)  A-2 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

     (c)  A-3 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

     (d)  A-4 Notes:                                                                                 $9,658,682.59
            per $1,000 original principal amount:                                                           $53.53

     (e)  B Notes:                                                                                     $402,445.11
            per $1,000 original principal amount:                                                           $16.10

     (f)  Certificates:                                                                                      $0.00
            per $1,000 original principal amount:                                                            $0.00

     (g)  Total:                                                                                       $402,445.11

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

     (b)  A-2 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

     (c)  A-3 Notes:                                                                                         $0.00
            per $1,000 original principal amount:                                                            $0.00

     (d)  A-4 Notes:                                                                                   $387,676.26
            per $1,000 original principal amount:                                                            $2.15

     (e)  B Notes:                                                                                      $18,713.92
            per $1,000 original principal amount:                                                            $0.75

     (f)  Certificates:                                                                                      $0.00
            per $1,000 original principal amount:                                                            $0.00

     (g)  Total:                                                                                       $406,390.18

(3)  Pool Balance at end of related Collection Period:                                              $84,453,605.16

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                     $0.00
          (ii)  A-1 Note Pool Factor:                                                                    0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                     $0.00
          (ii)  A-2 Note Pool Factor:                                                                    0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                     $0.00
          (ii)  A-3 Note Pool Factor:                                                                    0.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                            $70,137,460.95
          (ii)  A-4 Note Pool Factor:                                                                    0.3886830

     (e) (i)  outstanding principal amount of B Notes:                                               $3,378,144.21
          (ii)  C Note Pool Factor:                                                                      0.1351258

     (f) (i)  Certificate Balance                                                                   $10,938,000.00
          (ii)  Certificate Pool Factor:                                                                 1.0000000

(5)  Amount of Servicing Fee:                                                                                $0.00
          per $1,000 Beginning of Collection Period:                                                     0.0000000

(6)  Amount of Administration Fee:                                                                         $166.67
          per $1,000 Beginning of Collection Period:                                                     0.0041502

(7)  Aggregate Purchase Amounts for Collection Period:                                                       $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                           $256,803.79

(9)  Amount in Spread Account:                                                                      $12,484,040.41

(10)  Amount in Pre-Funding Account:                                                                         $0.00

(11)  For the Final payment date with respect to the Funding Period, the                    NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                      $0.00

===================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

                                                                        11 of 16


$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                            16-Apr-01

(1)  Payment of Administration Fee to Administrator:                                                       $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                      $406,390.18

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                           $10,061,127.70

(4)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                             $0.00

(5)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                             $0.00

(6)  Payment of Servicing Fee to Servicer:                                                                   $0.00

(7)  Release to Seller from Excess Collections over Distributions                                            $0.00

Check for Error                                                                                     NO ERROR
Sum of Above Distributions                                                                          $10,467,684.55
Total Distribution Amount plus Releases to Seller less Spread Replenishment                         $10,467,684.55

===================================================================================================================

                                                                        12 of 16


================================================================================

CASE EQUIPMENT LOAN TRUST 1998-A
SERVICER'S CERTIFICATE

$72,113,000 Class A-1 5.545% Asset Backed Notes due March 15, 1999 $190,750,000 Class A-2 5.592% Asset Backed Notes due July 16, 2001 $145,750,000 Class A-3 5.740% Asset Backed Notes due August 15, 2002 $180,449,000 Class A-4 5.830% Asset Backed Notes due February 15, 2005 $25,000,000 Class B 5.940% Asset Backed Notes due February 15, 2005 $10,938,000 5.940% Asset Backed Certificates due February 15, 2005

Payment Date:                                                                                            16-Apr-01
(1)  Total Distribution Amount:                                                                     $10,451,747.59

(2)  Administration Fee:                                                                                   $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                     $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                      $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                     $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                      $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                     $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                      $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                               $387,676.26

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                     $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                 $18,713.92

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                       $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                              $406,390.18
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                               $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                            0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                       $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                               $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                            0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                       $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                               $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                            0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                       $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                       $9,658,682.59

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                            96.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                        $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                               $9,658,682.59

(30)  B Noteholders' Monthly Principal Distributable Amount:                                           $402,445.11

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders              4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                          $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                   $402,445.11

(34)  Noteholders' Principal Distribution Amount:                                                   $10,061,127.70

(35)  Noteholders' Distributable Amount:                                                            $10,467,517.88

(36)  Deposit to Spread Account (from excess collections):                                                   $0.00

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                  $12,499,977.37
     The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                                          $12,499,977.37

     (b) the Note Balance                                                                           $73,515,605.16

(38)  Spread Account Balance over the Specified Spread Account Balance:                                      $0.00

(39)  Certificateholders' Interest Distributable Amount:                                                     $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                 $54,143.10

                                                                        13 of 16


(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificateholders         0.00%

(42)  Certificateholders' Principal Distributable Amount applicable to current period                        $0.00

(43)  Certificateholders' Principal Carryover Shortfall:                                                     $0.00

(44)  Certificateholders' Principal Distributable Amount:                                                    $0.00

(45)  Certificateholders' Distributable Amount:                                                              $0.00

(46)  Servicing Fee:                                                                                         $0.00

(47)  Excess Amounts Distributed To Seller:
     (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                   $0.00
     (b) Release of Excess Amount in Negative Carry Account                                                  $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                 $15,936.96

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                  $94,514,732.86

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                       $0.00
           A-1 Note Pool Factor:                                                                         0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                       $0.00
           A-2 Note Pool Factor:                                                                         0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                       $0.00
           A-3 Note Pool Factor:                                                                         0.0000000

           Outstanding Principal Balance of A-4 Notes:                                              $70,137,460.95
           A-4 Note Pool Factor:                                                                         0.3886830

           Outstanding Principal Balance of B Notes:                                                 $3,378,144.21
           B Note Pool Factor:                                                                           0.1351258

           Outstanding Principal Balance of the Certificates:                                       $10,938,000.00
           Certificate Pool Factor:                                                                      1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                              $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                           $256,803.79

(53)  Spread Account Balance after giving effect to all distributions:                              $12,484,040.41

CASE EQUIPMENT LOAN TRUST 1998-B

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

                                                                       26-Apr-01
                                                                        11:28 AM
Prepared by  Suzhen Ruan  (262) 636-7381                        File: us98b1.xls

                                                                   ---------------------------------------------------------
                                                                      31-Jul-98             31-Jul-98            05-Apr-01
NPV Data Input Section                                             ---------------------------------------------------------
                                                                   Pool 1 (Retail)          Pool 2 (FPL)
Scheduled cash flows as of the indicated cutoff date                     Cutoff               Cutoff               Pool 1
Row 0 is total delinquent amount valued without discounting  0          1,223,550.43         488,950.11       12,390,106.20
                                                             1         12,106,658.00       2,516,183.49        8,792,037.71
                                                             2          8,409,202.39       1,893,688.39        8,822,684.86
                                                             3          8,997,726.43       1,960,786.46        6,055,914.59
                                                             4         10,171,208.37       2,063,823.67        3,082,541.79
                                                             5         12,715,731.73       1,954,159.58        3,230,877.09
                                                             6          9,099,256.42       1,792,726.48        3,137,724.64
                                                             7          8,535,974.50       1,766,075.80        3,398,455.62
                                                             8         15,306,449.46       1,890,605.11        4,324,395.68
                                                             9         18,443,017.15       1,881,117.92        3,420,033.33
                                                            10         16,957,243.00       1,877,027.40        2,864,334.41
                                                            11         16,376,885.05       1,817,623.64        3,362,876.36
                                                            12         10,651,992.79       1,866,206.49        6,938,530.12
                                                            13          9,163,394.05       1,889,230.81        5,923,680.50
                                                            14          8,086,054.38       1,816,250.01        5,764,632.38
                                                            15          8,842,211.38       1,872,281.06        3,685,712.72
                                                            16         10,005,085.81       1,964,666.24        1,211,907.93
                                                            17         12,231,104.34       1,898,030.47        1,396,149.53
                                                            18          8,797,636.97       1,687,469.97        1,225,355.86
                                                            19          8,255,782.24       1,644,541.62        1,430,600.36
                                                            20         14,973,400.70       1,754,779.58        1,932,742.55
                                                            21         17,996,394.47       1,717,963.17        1,545,968.82
                                                            22         16,387,208.39       1,697,653.50        1,037,257.26
                                                            23         15,692,745.55       1,647,572.33        1,576,514.12
                                                            24          9,927,634.13       1,673,274.10        3,985,746.34
                                                            25          8,258,696.56       1,681,124.45        3,459,211.53
                                                            26          7,198,681.74       1,595,209.75        3,170,420.30
                                                            27          8,082,732.30       1,613,786.06        1,960,592.18
                                                            28          9,188,498.36       1,637,923.98          292,709.58
                                                            29         11,121,258.86       1,539,370.45          309,082.62
                                                            30          7,667,179.49       1,398,649.52          242,156.86
                                                            31          7,462,994.43       1,326,009.93          247,987.66
                                                            32         14,024,372.46       1,372,213.36          290,955.20
                                                            33         16,752,855.26       1,282,023.39           85,703.74
                                                            34         14,788,215.88       1,223,618.90           30,763.42
                                                            35         13,836,398.02       1,133,716.33           69,324.77
                                                            36          8,036,258.20       1,138,664.27          370,159.76
                                                            37          6,279,376.38       1,125,940.91          248,639.39
                                                            38          5,034,136.82       1,045,792.71          153,182.00
                                                            39          5,901,975.89       1,024,587.50                0.00
                                                            40          6,752,591.27       1,106,606.17                0.00
                                                            41          8,045,835.19         999,458.48                0.00
                                                            42          5,513,567.92         845,330.20                0.00
                                                            43          5,192,319.67         805,200.79                0.00
                                                            44          8,386,321.78         787,865.67           24,594.62
                                                            45         11,514,765.67         726,022.34                0.00
                                                            46          9,777,959.48         626,005.45                0.00
                                                            47          8,899,382.72         580,109.26                0.00
                                                            48          4,477,511.85         557,076.29                0.00
                                                            49          2,817,291.23         491,193.77                0.00
                                                            50          1,810,888.90         460,441.81                0.00
                                                            51          2,565,938.18         427,320.86                0.00
                                                            52          3,186,828.87         463,747.29                0.00
                                                            53          4,092,686.58         409,038.86                0.00
                                                            54          2,363,732.39         336,499.67                0.00
                                                            55          2,264,572.85         254,756.54                0.00
                                                            56          4,476,612.63         250,249.73                0.00
                                                            57          6,906,236.81         238,339.80                0.00
                                                            58          5,629,888.08         131,056.39                0.00
                                                            59          5,295,239.38          97,868.67                0.00
                                                            60          1,725,376.78          47,534.40                0.00
                                                            61            458,843.05          26,996.20                0.00
                                                            62            171,032.59          26,996.20                0.00
                                                            63            260,367.62          17,246.87                0.00
                                                            64            282,397.46          74,475.21                0.00
                                                            65            239,911.47           7,755.20                0.00
                                                            66             53,028.41           7,755.20                0.00
                                                            67             52,287.49           7,755.20                0.00
                                                            68            378,380.01           7,755.20                0.00
                                                            69            547,106.25          23,865.28                0.00
                                                            70            121,960.35                  -                0.00
                                                            71            224,027.78                  -                0.00
                                                            72                     -                  -                0.00
                                                            73                     -                  -                0.00
                                                            74                     -                  -                0.00

Total Time Balance of Scheduled Cash Flows                            547,472,069.46      76,013,641.91      111,492,264.40

                                                                   ------------------------------------
                                                                          05-Apr-01          05-Apr-01
NPV Data Input Section                                             ------------------------------------

Scheduled cash flows as of the indicated cutoff date                        Pool 2             Pool 3
Row 0 is total delinquent amount valued without discounting  0          1,850,048.09       1,871,604.59
                                                             1            647,726.93         885,340.32
                                                             2            610,524.51         966,059.55
                                                             3            624,417.36       2,396,554.81
                                                             4            639,467.21       2,927,495.29
                                                             5            551,151.48       1,181,569.50
                                                             6            544,939.28         791,691.33
                                                             7            575,430.92         847,029.77
                                                             8            589,113.25       1,037,589.21
                                                             9            481,287.02         969,174.98
                                                            10            485,010.00         761,830.22
                                                            11            468,752.44         704,663.76
                                                            12            395,983.93         691,450.44
                                                            13            309,443.50         688,944.30
                                                            14            274,119.96         789,204.32
                                                            15            299,882.86       1,805,302.23
                                                            16            239,599.65       1,968,496.90
                                                            17            222,089.50         683,929.52
                                                            18            193,571.87         353,350.88
                                                            19            200,654.21         375,935.45
                                                            20            240,606.88         542,010.38
                                                            21            190,827.20         398,939.64
                                                            22            165,538.39         355,120.87
                                                            23            140,732.65         203,339.33
                                                            24            141,986.30         215,901.69
                                                            25             91,898.97         176,548.98
                                                            26             44,794.05         263,220.80
                                                            27             58,796.18         957,844.23
                                                            28              3,579.83       1,085,585.77
                                                            29             14,230.46         337,680.74
                                                            30             23,131.42          87,623.53
                                                            31              3,579.83         112,701.92
                                                            32             63,140.18         105,052.73
                                                            33                  0.00          37,412.63
                                                            34                  0.00           7,710.86
                                                            35                  0.00           3,389.77
                                                            36              8,575.42          13,329.55
                                                            37              7,534.66           3,389.77
                                                            38                  0.00          16,264.46
                                                            39                  0.00         117,891.62
                                                            40                  0.00               0.00
                                                            41                  0.00               0.00
                                                            42                  0.00               0.00
                                                            43                  0.00               0.00
                                                            44                  0.00               0.00
                                                            45                  0.00               0.00
                                                            46                  0.00               0.00
                                                            47                  0.00               0.00
                                                            48                  0.00               0.00
                                                            49                  0.00               0.00
                                                            50                  0.00               0.00
                                                            51                  0.00               0.00
                                                            52                  0.00               0.00
                                                            53                  0.00               0.00
                                                            54                  0.00               0.00
                                                            55                  0.00               0.00
                                                            56                  0.00               0.00
                                                            57                  0.00               0.00
                                                            58                  0.00               0.00
                                                            59                  0.00               0.00
                                                            60                  0.00               0.00
                                                            61                  0.00               0.00
                                                            62                  0.00               0.00
                                                            63                  0.00               0.00
                                                            64                  0.00               0.00
                                                            65                  0.00               0.00
                                                            66                  0.00               0.00
                                                            67                  0.00               0.00
                                                            68                  0.00               0.00
                                                            69                  0.00               0.00
                                                            70                  0.00               0.00
                                                            71                  0.00               0.00
                                                            72                  0.00               0.00
                                                            73                  0.00               0.00
                                                            74                  0.00               0.00

Total Time Balance of Scheduled Cash Flows                             11,402,166.39      27,738,176.64

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Prepared by  Suzhen Ruan  (262) 636-7381                                         04/26/01      02:48 AM
Scheduled Payment Date                                                                                            15-Apr-01
Actual Payment Date                                                                                               16-Apr-01
Collection Period Begin Date                                                                                      06-Mar-01
Collection Period End Date                                                      31-Jul-98     31-Jul-98           05-Apr-01
Days in accrual period (30/360)                                                                                          30
Days in accrual period (ACT/360)                                                                                         32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                  $13,215,228.96

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                           $0.00
    Government obligors                                                                                               $0.00
          Total Warranty Repurchases                                                                                  $0.00

Total Collections For The Period                                                                             $13,215,228.96

     Pool Balance (Beg. of Collection Period)                                                               $152,734,667.00
     Pool Balance (End of Collection Period)                                                                $140,121,536.59

Total Receivables Collection                                                                                 $13,215,228.96
Negative Carry Withdrawls                                                                                             $0.00
Yield Supplement Withdrawals                                                                                          $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                     $7,752.26
Release from Pre-Funding Amount to Paydown A1 Principal                                                               $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                      $82,496.60
Pre-Funding Account Reinvestment Income                                                                               $0.00

     Total Distribution Amount                                                                               $13,305,477.82

MISCELLANEOUS DATA

     TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                   $4,246,570.06
    Scheduled Amounts 60 days or more past due                                                                $2,392,022.75
    Net Losses on Liquidated Receivables                                                                        $315,797.07
    Number of Loans at Beginning of Period                                                                           11,357
    Number of Loans at End of Period                                                                                 10,473
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                  $1,717,000.16
    Repossessed Equipment not Sold or Reassigned (End)                                                        $1,732,547.24

    Pre-Funding Account Reinvestment Income                                                                           $0.00

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Actual Payment Date                                                                                        16-Apr-01
Collection Period Begin Date                                                                               06-Mar-01
Collection Period End Date                                                                                 05-Apr-01

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)     $152,734,667.00
     A-1 Note Beginning Principal Balance                                                                      $0.00
     A-2 Note Beginning Principal Balance                                                                      $0.00
     A-3 Note Beginning Principal Balance                                                                      $0.00
     A-4 Note Beginning Principal Balance                                                            $134,125,280.32
     B Note Beginning Principal Balance                                                                $6,109,386.68
     Deferred Purchase Price Beginning Principal Balance                                              $12,400,000.00
     Certificate Beginning Principal Balance                                                             $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)           $140,121,536.59
     A-1 Note Principal Balance (End of Period)                                                                $0.00
                                                A-1 Note Pool Factor (End of Period)                       0.0000000
     A-2 Note Principal Balance (End of Period)                                                                $0.00
                                                A-2 Note Pool Factor (End of Period)                       0.0000000
     A-3 Note Principal Balance (End of Period)                                                                $0.00
                                                A-3 Note Pool Factor (End of Period)                       0.0000000
     A-4 Note Principal Balance (End of Period)                                                      $122,016,675.13
                                                A-4 Note Pool Factor (End of Period)                       0.9052085
     B Note Principal Balance (End of Period)                                                          $5,604,861.46
                                                B Note Pool Factor (End of Period)                         0.2241945
     Deferred Purchase Price Principal Balance (End of Period)                                        $12,400,000.00
                                                Deferred Purchase Price Pool Factor (End of Period)        1.0000000
     Certificate Principal Balance (end of Period)                                                       $100,000.00
                                                Certificate Pool Factor (endof Period)                     1.0000000

COLLATERAL VALUE DECLINE                                                                              $12,613,130.41
     Pool Balance (Beg. of Collection Period)                                                        $152,734,667.00
     Pool Balance (End of Collection Period)                                                         $140,121,536.59

Total Distribution Amount (TDA)                                                                       $13,297,725.56
     Total Collections and Investment Income for the Period                                           $13,297,725.56
     Negative Carry Withdrawls                                                                                 $0.00
     Yield Supplement Withdrawals                                                                              $0.00

Principal Distribution Amount  (PDA)                                                                  $12,613,130.41

Principal Allocation to Notes, Deferred Purchase Price and Certificates                               $12,613,130.41
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                           $0.00
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                           $0.00
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                           $0.00
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                  $12,108,605.19
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                       $504,525.22
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                    $0.00
     Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                       $0.00

Interest Distributable Amount                                                                            $943,639.09
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                        $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                        $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                        $0.00
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                  $661,684.72
     Noteholders' Interest Distributable Amount applicable to B Notes                                     $30,496.02
     Deferred Purchase Price Interest Distributable Amount                                               $249,446.67
     Certificateholders'  Interest Distributable Amount                                                    $2,011.68

Spread Account
     Beginning Spread Account Balance                                                                 $12,006,727.33
     Deposit to Spread Account from Pre-Funding Account                                                        $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                      $0.00
     Distribution from Spread Account for Interest / Principal Shortfall                                   $7,752.26

     Specified Spread Account Balance                                                                 $12,499,916.99
     Ending Spread Account Balance (after distributions)                                              $11,998,975.07

Credit Enhancement                                                                                             8.56%
     Spread account % of Ending Pool Balance                                                                   8.56%
     Overcollateralization % of Ending Pool Balance                                                            0.00%

Scheduled Amounts 30 - 59 days past due                                                                $4,246,570.06
                                                as % of Ending Pool Balance                                    3.03%
Scheduled Amounts 60 days or more past due                                                             $2,392,022.75
                                                as % of Ending Pool Balance                                    1.71%
Net Losses on Liquidated Receivables                                                                     $315,797.07
                                                as % of Ending Pool Balance                                    0.23%

PART III -- SERVICING CALCULATIONS                                16-Apr-01

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE               Pool 1 (Retail)     Pool 2 (FPL)         Pool 1
                                                                     Cutoff            Cutoff
Wtd. Avg. APR                                                              8.559%            8.559%            8.559%
Contract Value (Beg. of Collection Period), by origination pool                                      $113,793,547.69
Contract Value  (End of Collection Period), by origination pool  $459,900,298.88    $65,328,940.14   $103,744,033.35
                                                                 ---------------    ---------------  ----------------
Contract Value Decline                                                                                $10,049,514.34
                                                                                                                8.83%
Initial Pool Balance                                                                                 $624,995,849.39
Pool Balance (End of Collection Period)                                                              $140,121,536.59

Collections and Investment Income for the period                                                      $13,297,725.56
Negative Carry Withdrawls                                                                                      $0.00
Yield Supplement Withdrawals                                                                                   $0.00

Total Distribution Amount (TDA)                                                                       $13,297,725.56
Principal Distribution Amount  (PDA)                                                                  $12,613,130.41

Initial B Percentage                                                                                          4.000%
Unscheduled Principal (per pool)                                                                               $0.00
Total Unscheduled Principal                                                                                    $0.00


PART III -- SERVICING CALCULATIONS

1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                   Pool 2                 Pool 3


Wtd. Avg. APR                                                             8.559%                 8.668%
Contract Value (Beg. of Collection Period), by origination pool  $11,691,904.87         $27,249,214.44
Contract Value  (End of Collection Period), by origination pool  $10,757,910.73         $25,619,592.51
                                                                 ---------------        --------------
Contract Value Decline                                              $933,994.14          $1,629,621.93
                                                                           7.99%                  5.98%
Initial Pool Balance
Pool Balance (End of Collection Period)

Collections and Investment Income for the period
Negative Carry Withdrawls
Yield Supplement Withdrawals

Total Distribution Amount (TDA)
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                          $0.00                  $0.00
Total Unscheduled Principal

2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

Principal Distributable Amount                                                                              12,613,130.41

A-1 Note Beginning Principal Balance                                                                                $0.00
A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-1 Noteholders' Share of the Principal Distribution Amount                                                          0.00%
Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)          $0.00
One-Time Excess Prefunding Account Payment                                                                          $0.00
A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                     $0.00

Principal Distributable Amount Remaining                                                                   $12,613,130.41

A-2 Note Beginning Principal Balance                                                                                $0.00
A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-2 Noteholders' Share of the Principal Distribution Amount                                                         0.00%
A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                     $0.00

Principal Distributable Amount Remaining                                                                   $12,613,130.41

A-3 Note Beginning Principal Balance                                                                                $0.00
A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-3 Noteholders' Share of the Principal Distribution Amount                                                         0.00%
A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                     $0.00

Principal Distributable Amount Remaining                                                                   $12,613,130.41

A-4 Note Beginning Principal Balance                                                                       134,125,280.32
A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                    $0.00
A-4 Noteholders' Share of the Principal Distribution Amount                                                        96.00%
A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                            $12,108,605.19

Principal Distributable Amount Remaining                                                                      $504,525.22

B Note Beginning Principal Balance                                                                          $6,109,386.68
B Noteholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
B Noteholders' Share of the Principal Distribution Amount                                                           4.00%
B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                 $504,525.22

Principal Distributable Amount Remaining                                                                            $0.00

Deferred Purchase Price Beginning Principal Balance                                                        $12,400,000.00
Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                            ($0.00)
Deferred Purchase Price Share of the Principal Distribution Amount                                                  0.00%
Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                              $0.00

Certificate Purchase Price Beginning Principal Balance                                                        $100,000.00
Certificateholders' Principal Carryover Shortfall (Previous Period)                                                ($0.00)
Certificateholders' Share of the Principal Distribution Amount                                                      0.00%
Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                  $0.00

Interest Accrued on Class A-1 Notes this period                                          5.6075%  ACT/360           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                  $0.00

Interest Accrued on Class A-2 Notes this period                                          5.7000%   30/360           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                  $0.00

Interest Accrued on Class A-3 Notes this period                                          5.8100%   30/360           $0.00
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                  $0.00

Interest Accrued on Class A-4 Notes this period                                          5.9200%   30/360     $661,684.72
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to A-4 Notes                                            $661,684.72

Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                             $661,684.72
Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                 $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Offered Noteholders' Interest Distributable Amount                                                            $661,684.72

Interest Accrued on Class B Notes this period                                            5.9900%   30/360      $30,496.02
Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                   $0.00
Interest Due (in Arrears) on above Shortfall                                                                        $0.00
Noteholders' Interest Distributable Amount applicable to B Notes                                               $30,496.02

Interest Accrued on Deferred Purchase Price this period                                  5.9900%   30/360      $61,896.67
Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                        $186,618.46
Interest Due (in Arrears) on Above Shortfall                                                                      $931.54
Deferred Purchase Price Interest Distributable Amount                                                         $249,446.67

Interest Accrued on Certificates this period                                             5.9900%   30/360         $499.17
Certificateholders' Interest Carryover Shortfall (Previous Period)                                              $1,505.00
Interest Due (in Arrears) on Above Shortfall                                                                        $7.51
Certificateholders' Interest Distributable Amount                                                               $2,011.68

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

a. Total Distribution Amount (TDA)                                                                                   $13,297,725.56

Administration Fee Shortfall (Previous Period)                                                                                $0.00
Administration Fee Accrued during this Period                                                   $500.00 per quarter         $166.67
Administration Fee Paid this Period from TDA                                                                                $166.67
Administration Fee Shortfall                                                                                                  $0.00

Total Distribution Amount Remaining                                                                                  $13,297,558.89

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-1 Notes this period                                                                               $0.00
Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                       $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-2 Notes this period                                                                               $0.00
Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                       $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-3 Notes this period                                                                               $0.00
Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                                       $0.00
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                $0.00

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-4 Notes this period                                                                         $661,684.72
Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                                 $661,684.72
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                $0.00

Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                           $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                       $661,684.72
Offered Noteholders' Interest Paid this Period from TDA                                                                 $661,684.72
Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                      $0.00

Total Distribution Amount Remaining                                                                                  $12,635,874.17

Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                             $0.00
Interest Due (in Arrears) on above Shortfall                                                                                  $0.00
Interest Accrued on B Notes this period                                                                                  $30,496.02
Noteholders' Interest applicable to B Notes Paid this Period from TDA                                                    $30,496.02
Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                  $0.00

Total Distribution Amount Remaining                                                                                  $12,605,378.15

A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                        $0.00
A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                  $12,605,378.15

A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                        $0.00
A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                  $12,605,378.15

A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                        $0.00
A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                                 $0.00
Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                  $12,605,378.15

A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                              $0.00
A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $12,108,605.19
A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                        $12,108,605.19
Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                   $0.00

Total Distribution Amount Remaining                                                                                     $496,772.96

B Noteholders' Principal Carryover Shortfall (Previous Period)                                                                $0.00
B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                    $504,525.22
B Noteholders' Principal Distributable Amount Paid from TDA                                                             $496,772.96
Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                 $7,752.26

Total Excess Distribution Amount Remaining                                                                                    $0.00

4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

Beginning Pre-Funding Account Balance                                                                              $0.00

New Collateral Purchased                                                                                           $0.00
Deposit to Spread Account                                                                       2.00%              $0.00
Deposit to Yield Supplement Account                                                                                $0.00
Payment to Seller                                                                                                  $0.00
Payment to Class A-1 after Funding is Complete                                                                     $0.00

Ending Pre-Funding Account Balance                                                                                 $0.00

Excess Pre-Funded Amount/(Payment to Sellers)                                                                      $0.00

Adjusted Ending Pre-Funding Account Balance                                                                        $0.00

5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

Beginning Negative Carry Account Balance                                                                           $0.00
Negative Carry                                                                                                 3.268374%
Number of Days Remaining                                                                                          0 days

Pre-Funded Percentage                                                                                             0.000%
Negative Carry Withdrawls                                                                                          $0.00
Cumulative Negative Carry Withdrawls                                                                         $300,471.65
Maximum Negative Carry Amount                                                                                      $0.00
Required Negative Carry Account Balance                                                                            $0.00
Interim Ending Negative Carry Account Balance                                                                      $0.00
Negative Carry Amount Released to Seller                                                                           $0.00

Ending Negative Carry Account Balance                                                                              $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

Beginning Yield Supplement Account Balance                                                                         $0.00
Deposit to Yield Supplement Account from Pre-Funding Account                                                       $0.00
Receivables Percentage                                                                                           100.00%
Withdrawal of Yield Supplement Amount                                                                              $0.00
Maximum Yield Supplement Amount                                                                                    $0.00
Required Yield Supplement Amount                                                                                   $0.00
Interim Yield Supplement Account Balance                                                                           $0.00
Yield Supplement Amount Released to Seller                                                                         $0.00

Ending Yield Supplement Account Balance                                                                            $0.00

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                                          $12,006,727.33
Deposit to Spread Account from Pre-Funding Account                                                                 $0.00
Deposit to Spread Account from Excess Collections over Distributions                                               $0.00

Distribution from Spread Account to Noteholders' Distr. Account                                                $7,752.26
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes              $0.00
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes              $0.00
Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                     $7,752.26

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                     $7,752.26
Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                     $7,752.26
Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                               $7,752.26

Preliminary Spread Account Balance Remaining                                                              $11,998,975.07

     Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                      $14,647,745.76
     Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                               YES
     12*(Realized Losses during Collection Period + Repos at end of Collection Period)                                $5,522,112.08
     Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                      YES
     60 day or > Delinquent Scheduled Amounts                                                                         $2,392,022.75
     Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                           NO
     Are any of the three conditions "YES"?                                                                  YES

     Case Credit has discovered a systems error in the report used to identify losses for the trust. The report only identified losses that had been applied against dealer reserves. It failed to include in the loss figure any losses that were not covered by dealer reserves. This resulted in an inadvertent and immaterial understatement of losses in the monthly servicer reports for years prior to 1999. The systems error had no impact on historical loss figures reflected in the prospectuses for the ABS transactions, which were generated separately and were accurate.

     As a result of the systems error, Case Credit incorrectly absorbed the losses that were not included in the monthly servicer reports through its on-book reserves. Case Credit will not charge these losses back to the trust. The cumulative amount of losses that were inadvertently absorbed by
     Case Credit that should have been charged to the trust was                                                          $47,514.04

     If the monthly servicer reports for the trust were restated, the cumulative loss test would still have been met as indicated below:

     Restated Cumulative Realized Losses:                                                                             14,695,259.80
     Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                               YES


     Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
     Preliminary A-2 Note Principal Balance (End of Period)                                                                   $0.00
     Preliminary A-3 Note Principal Balance (End of Period)                                                                   $0.00
     Preliminary A-4 Note Principal Balance (End of Period)                                                         $122,016,675.13
     Preliminary B Note Principal Balance (End of Period)                                                             $5,604,861.46
     Preliminary Total Principal Balance of Notes  (End of Period)                                                  $127,621,536.59

     Specified Spread Account Balance                                                                                $12,499,916.99
     Lesser of:
     (a) 2.00% of the Initial Pool Balance                                                           2.00%           $12,499,916.99

     (b) the Note Balance                                                                                            127,621,536.59

     Preliminary Spread Account Balance Remaining                                                                    $11,998,975.07
     Preliminary Excess Amount in Spread Account                                                                              $0.00
     Preliminary Shortfall Amount in Spread Account                                                                     $500,941.92

     Deposit to Spread Account from Remaing Excess Distribution                                                               $0.00

     Spread Account Excess                                                                                                    $0.00

     Ending Spread Account Balance (after distributions)                                                             $11,998,975.07
     Net Change in Spread Account Balance                                                                                ($7,752.26)

     Total Excess Distribution Amount Remaining                                                                               $0.00

     Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                             $186,618.46
     Interest Due (in Arrears) on Above Shortfall                                                                           $931.54
     Interest Accrued on Deferred Purchase Price this period                                                             $61,896.67
     Deferred Purchase Price Interest Paid from Excess Distribution                                                           $0.00
     Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                  $249,446.67

     Certificateholders' Interest Carryover Shortfall (Previous Period)                                                   $1,505.00
     Interest Due (in Arrears) on Above Shortfall                                                                             $7.51
     Interest Accrued on Certificates this period                                                                           $499.17
     Certificateholders' Interest Paid from Excess Distribution                                                               $0.00
     Certificateholders' Interest Carryover Shortfall (Current Period)                                                    $2,011.68

     Total Excess Distribution Amount Remaining                                                                               $0.00

     Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                 ($0.00)
     Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                    $0.00
     Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution              $0.00
     Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                       $0.00

     Certificateholders' Principal Carryover Shortfall (Previous Period)                                                     ($0.00)
     Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                        $0.00
     Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                  $0.00
     Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

     Total Excess Distribution Amount Remaining                                                                               $0.00

     Servicing Fee Shortfall (Previous Period)                                                                        $2,165,261.24
     Servicing Fees Accrued during this Period                                                       1.00%              $127,278.89
     Adjustment to Servicing Fee                                                                                              $0.00
     Adjustment to Excess Distribution Amount Remaining                                                                       $0.00
     Servicing Fees Paid this Period from Excess Distribution                                                                 $0.00
     Servicing Fee Shortfall                                                                                          $2,292,540.13

     Total Excess Distribution Amount Remaining                                                                               $0.00

     8.  ENDING BALANCES

     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                        $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                        $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                        $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                        $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                          $0.00
     A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
     A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
     A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
     A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                           $0.00
     B Noteholders' Principal Carryover Shortfall (Current Period)                                                             $0.00
     Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                              $249,446.67
     Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                   $0.00
     Certificateholders' Interest Carryover Shortfall  (Current Period)                                                    $2,011.68
     Certificateholders' Principal Carryover Shortfall  (Current Period)                                                       $0.00

     A-1 Note Principal Balance (End of Period)                                                                                $0.00
     A-2 Note Principal Balance (End of Period)                                                                                $0.00
     A-3 Note Principal Balance (End of Period)                                                                                $0.00
     A-4 Note Principal Balance (End of Period)                                                                      $122,016,675.13
     B Note Principal Balance (End of Period)                                                                          $5,604,861.46
     Deferred Purchase Price Principal Balance (End of Period)                                                        $12,400,000.00
     Certificate Principal Balance (end of Period)                                                                       $100,000.00
     Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                      $140,121,536.59

     A-1 Note Pool Factor (End of Period)                                                          $112,706,000.00         0.0000000
     A-2 Note Pool Factor (End of Period)                                                          $200,000,000.00         0.0000000
     A-3 Note Pool Factor (End of Period)                                                          $140,000,000.00         0.0000000
     A-4 Note Pool Factor (End of Period)                                                          $134,794,000.00         0.9052085
     B Note Pool Factor (End of Period)                                                             $25,000,000.00         0.2241945
     Deferred Purchase Price Pool Factor (End of Period)                                            $12,400,000.00         1.0000000
     Certificate Pool Factor (endof Period)                                                            $100,000.00         1.0000000
     Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                       0.2241945

     Specified Spread Account Balance (after all distributions and adjustments)                                       $11,998,975.07

     Yield Supplement Account Balance (after alldistributions and adjustment):                                                 $0.00

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO NOTEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                          16-Apr-01

(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (b)   A-2 Notes:                                                                                      $0.00
             per $1,000 original principal amount:                                                         $0.00

     (c)   A-3 Notes:                                                                                      $0.00
             per $1,000 original principal amount:                                                         $0.00

     (d)   A-4 Notes:                                                                             $12,108,605.19
             per $1,000 original principal amount:                                                        $89.83

     (e)   B Notes:                                                                                  $504,525.22
             per $1,000 original principal amount:                                                        $20.18

     (f)   Total                                                                                  $12,613,130.41

(2) Interest Paid on the Notes

     (a)  A-1 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (b)   A-2 Notes:                                                                                      $0.00
             per $1,000 original principal amount:                                                         $0.00

     (c)  A-3 Notes:                                                                                       $0.00
            per $1,000 original principal amount:                                                          $0.00

     (d)  A-4 Notes:                                                                                 $661,684.72
            per $1,000 original principal amount:                                                          $4.91

     (e)  B Notes:                                                                                    $30,496.02
             per $1,000 original principal amount:                                                         $1.22

     (f)   Total                                                                                     $692,180.74

(3) Pool Balance at the end of the related Collection Period                                     $140,121,536.59

(4)  After giving effect to distributions on current Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                   $0.00
          (ii)  A-1 Note Pool Factor:                                                                  0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                   $0.00
          (ii)  A-2 Note Pool Factor:                                                                  0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                   $0.00
          (ii)  A-3 Note Pool Factor:                                                                  0.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                         $122,016,675.13
          (ii)  A-4 Note Pool Factor:                                                                  0.9052085

     (e) (i)  outstanding principal amount of B Notes:                                             $5,604,861.46
          (ii)  B Note Pool Factor:                                                                    0.2241945

     (f) (i)  Deferred Purchase Price Balance                                                     $12,400,000.00
          (ii)  Deferred Purchase Price Pool Factor:                                                   1.0000000

     (g) (i)  Certificate Balance                                                                    $100,000.00
          (ii)  Certificate Pool Factor:                                                              1.00000000

(5)  Amount of Servicing Fee:                                                                              $0.00
          pere$1,0000BeginninglofoCollection:Period:                                                  0.00000000

(6)  Amount of Administration Fee:                                                                       $166.67
          pere$1,0000BeginninglofoCollection:Period:                                                  0.00146467

(7)  Aggregate Purchase Amounts for Collection Period:                                                     $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                         $315,797.07

(9)  Amount in Spread Account:                                                                    $11,998,975.07

(10)  Amount in Pre-Funding Account:                                                                       $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                      NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                    $0.00

(13)  Amount in Yield Supplement Account:                                                                  $0.00

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
STATEMENT TO CERTIFICATEHOLDERS

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                 16-Apr-01

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                              $0.00
            per $1,000 original principal amount:                                                                 $0.00

     (b)  A-2 Notes:                                                                                              $0.00
            per $1,000 original principal amount:                                                                 $0.00

     (c)  A-3 Notes:                                                                                              $0.00
            per $1,000 original principal amount:                                                                 $0.00

     (d)  A-4 Notes:                                                                                     $12,108,605.19
            per $1,000 original principal amount:                                                                $89.83

     (e)  B Notes:                                                                                          $504,525.22
            per $1,000 original principal amount:                                                                $20.18

     (f)  Deferred Purchase Price:                                                                                $0.00
            per $1,000 original principal amount:                                                                 $0.00

     (g)  Certificates:                                                                                            0.00
            per $1,000 original principal amount:                                                                 $0.00

     (h)  Total:                                                                                            $504,525.22

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                              $0.00
            per $1,000 original principal amount:                                                                 $0.00

     (b)  A-2 Notes:                                                                                              $0.00
            per $1,000 original principal amount:                                                                 $0.00

     (c)  A-3 Notes:                                                                                              $0.00
            per $1,000 original principal amount:                                                                 $0.00

     (d)  A-4 Notes:                                                                                        $661,684.72
            per $1,000 original principal amount:                                                                 $4.91

     (e)  B Notes:                                                                                           $30,496.02
            per $1,000 original principal amount:                                                                 $1.22

     (f)  Deferred Purchase Price:                                                                                $0.00
            per $1,000 original principal amount:                                                                 $0.00

     (g)  Certificates:                                                                                           $0.00
            per $1,000 original principal amount:                                                                 $0.00

     (h)  Total:                                                                                            $692,180.74

(3)  Pool Balance at end of related Collection Period:                                                  $140,121,536.59

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                          $0.00
          (ii)  A-1 Note Pool Factor:                                                                         0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                          $0.00
          (ii)  A-2 Note Pool Factor:                                                                         0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                          $0.00
          (ii)  A-3 Note Pool Factor:                                                                         0.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                                $122,016,675.13
          (ii)  A-4 Note Pool Factor:                                                                         0.9052085

     (e) (i)  outstanding principal amount of B Notes:                                                    $5,604,861.46
          (ii)  C Note Pool Factor:                                                                           0.2241945

     (f) (i)  Deferred Purchase Price Balance                                                            $12,400,000.00
          (ii)  Certificate Pool Factor:                                                                      1.0000000

     (g) (i)  Certificate Balance                                                                            100,000.00
          (ii)  Certificate Pool Factor:                                                                      1.0000000

(5)  Amount of Servicing Fee:                                                                                     $0.00
          per $1,000 Beginning of Collection Period:                                                          0.0000000

(6)  Amount of Administration Fee:                                                                              $166.67
          per $1,000 Beginning of Collection Period:                                                          0.0014647

(7)  Aggregate Purchase Amounts for Collection Period:                                                            $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                $315,797.07

(9)  Amount in Spread Account:                                                                           $11,998,975.07

(10)  Amount in Pre-Funding Account:                                                                              $0.00

(11)  For the Final payment date with respect to the Funding Period, the                         NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                           $0.00

(13)  Amount in Yield Supplement Account:                                                                         $0.00

========================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                 16-Apr-01

(1)  Payment of Administration Fee to Administrator:                                                            $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                           $692,180.74

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                $12,613,130.41

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                              $0.00

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                              $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                  $0.00

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                  $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                        $0.00

(9)  Release to Seller from Excess Collections over Distributions                                                 $0.00

Check for Error                                                                                  NO ERROR
Sum of Above Distributions                                                                       $13,305,477.82
Total Distribution Amount plus Releases to Seller                                                $13,305,477.82

====================================================================================================================================

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999 $200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002 $140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003 $134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000  Deferred Purchase Price
           $100,000  5.990% Asset Backed Certificates due October 17, 2005


Payment Date:                                                                                                              16-Apr-01
(1)  Total Distribution Amount:                                                                                       $13,305,477.82

(2)  Administration Fee:                                                                                                     $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                                       $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                                        $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                                       $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                                        $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                                       $0.00

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                                        $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                                 $661,684.72

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                                       $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                                   $30,496.02

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                                         $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                                $692,180.74
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                                 $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                              0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                                         $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                                 $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                              0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                                         $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                                                 $0.00

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                              0.00%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                                         $0.00

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                                        $12,108,605.19

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                             96.00%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                                          $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                                $12,108,605.19

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                             $504,525.22

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                                4.00%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                            $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                                     $504,525.22

(34)  Noteholders' Principal Distribution Amount:                                                                     $12,613,130.41

(35)  Noteholders' Distributable Amount:                                                                              $13,305,311.15


(36)  Deposit to Spread Account (from excess collections):                                                                     $0.00

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                                    $12,499,916.99
      The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                                                            $12,499,916.99


     (b) the Note Balance                                                                                            $127,621,536.59

(38)  Spread Account Balance over the Specified Spread Account Balance:                                                        $0.00

(39)  Deffered Purchase Price Interest Distribution Amount:                                                                    $0.00

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                              $249,446.67

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price                      0.00%

(42)  Deffered Purchase Price Principal Distributable Amount applicable to current period                                      $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                                   $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                                   $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                                             $0.00

(39)  Certificateholders' Interest Distribution Amount:                                                                        $0.00

(40)  Certificateholders' Interest Carryover Shortfall:                                                                    $2,011.68

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                                 0.00%

(42)  Certificates Principal Distributable Amount applicable to current period                                                 $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                              $0.00

(44)  Certificates Principal Distribution Amount:                                                                              $0.00

(45)  Certificates Distribution Amount:                                                                                        $0.00

(46)  Servicing Fee:                                                                                                           $0.00
====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-B
SERVICER'S CERTIFICATE

$112,706,000 Class A-1 5.6075% Asset Backed Notes due September 15, 1999
$200,000,000 Class A-2 5.700% Asset Backed Notes due May 15, 2002
$140,000,000 Class A-3 5.810% Asset Backed Notes due May 15, 2003
$134,794,000 Class A-4 5.920% Asset Backed Notes due October 17, 2005
  $25,000,000 Class B  5.990% Asset Backed Notes due October 17, 2005
   $12,400,000 Deferred Purchase Price
           $100,000 5.990% Asset Backed Certificates due October 17, 2005

Payment Date:                                                                                                              00-Jan-00

(47)  Excess Amounts Distributed To Seller:
      (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                                    $0.00
      (b) Release of Excess Amount in Negative Carry Account                                                                   $0.00
      (b) Release of Excess Amount in Yield Supplement Account                                                                 $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                                    $7,752.26

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                                   $152,734,667.00

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                                         $0.00
           A-1 Note Pool Factor:                                                                                           0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                                         $0.00
           A-2 Note Pool Factor:                                                                                           0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                                         $0.00
           A-3 Note Pool Factor:                                                                                           0.0000000

           Outstanding Principal Balance of A-4 Notes:                                                               $122,016,675.13
           A-4 Note Pool Factor:                                                                                           0.9052085

           Outstanding Principal Balance of B Notes:                                                                   $5,604,861.46
           B Note Pool Factor:                                                                                             0.2241945

           Outstanding Principal Balance of the Deferred Purchase Price:                                              $12,400,000.00
           Deferred Purchase Price Pool Factor:                                                                            1.0000000

           Outstanding Principal Balance of the Certificates:                                                             100,000.00
           Certificate Pool Factor:                                                                                        1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                                $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                                             $315,797.07

(53)  Spread Account Balance after giving effect to all distributions:                                                $11,998,975.07

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

                                                                                 26-Apr-01
                                                                                  11:28 AM
Prepared by  Suzhen Ruan (262) 636-7381                                  File: us98-c3.xls

                                                                --------------------------------------------------------------------
NPV Data Input Section                                                  31-Oct-98              30-Nov-98               05-Apr-01
                                                                --------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date             Pool 1 (Retail) Cutoff  Pool 3 (Retail) Cutoff           Pool 1
Row 0 is total delinquent amount valued without discounting
                                                              0          1,575,417.93           219,386.35          5,672,829.75
                                                              1         12,428,455.95         2,644,522.52          2,162,238.92
                                                              2          7,371,846.12         1,584,402.47          2,218,169.58
                                                              3          5,289,520.70         1,855,974.40          2,751,400.23
                                                              4          5,549,122.56         1,704,737.57          4,486,537.52
                                                              5          5,505,194.10         1,961,839.20         10,149,215.03
                                                              6          4,841,682.97         1,921,414.50          6,715,273.85
                                                              7          4,735,558.70         1,868,954.33          3,161,932.72
                                                              8          7,284,400.76         2,141,734.04          3,378,834.87
                                                              9          7,653,812.72         3,617,113.04          2,489,729.04
                                                             10         21,545,307.93         2,351,879.43          1,746,581.96
                                                             11         17,563,069.20        12,867,986.46          2,026,995.27
                                                             12         13,896,057.40         8,634,128.19          1,867,137.62
                                                             13          7,630,180.31         2,795,157.06          1,716,093.05
                                                             14          7,333,548.54         1,931,437.32          1,708,989.94
                                                             15          4,538,294.37         1,726,348.93          2,115,212.71
                                                             16          4,735,598.76         1,693,724.42          3,403,133.21
                                                             17          4,676,012.46         1,953,339.63          7,653,632.86
                                                             18          4,279,116.05         1,847,727.58          4,574,240.40
                                                             19          4,258,063.42         1,804,299.69          1,888,243.77
                                                             20          4,834,936.67         2,020,268.67          2,110,489.68
                                                             21          5,837,618.11         3,250,869.84          1,399,051.49
                                                             22         18,406,951.02         2,265,861.38            722,653.86
                                                             23         14,429,414.68        12,693,501.44            964,102.68
                                                             24          9,799,857.01         8,518,011.39            739,020.55
                                                             25          5,747,699.28         2,534,168.99            622,146.44
                                                             26          6,646,864.59         1,826,923.92            680,846.02
                                                             27          4,073,116.36         1,607,600.24          1,026,171.28
                                                             28          4,242,598.85         1,589,325.37          2,054,433.08
                                                             29          4,301,149.03         1,820,250.82          5,269,941.04
                                                             30          3,931,310.80         1,696,093.38          2,895,020.62
                                                             31          3,817,604.92         1,678,611.69            905,680.61
                                                             32          4,410,871.91         1,892,656.68            943,453.74
                                                             33          5,306,408.17         2,959,438.93            393,096.84
                                                             34         17,223,090.60         1,977,856.42            111,736.20
                                                             35         13,550,783.42        12,344,536.46            115,957.91
                                                             36          8,821,655.67         8,124,445.59             46,113.22
                                                             37          4,882,176.71         2,137,158.76             10,070.09
                                                             38          5,611,324.84         1,494,488.17             16,728.57
                                                             39          3,289,450.23         1,264,402.10            111,561.24
                                                             40          3,234,177.22         1,214,337.67            106,555.76
                                                             41          3,204,975.44         1,371,092.65            459,120.62
                                                             42          2,927,498.69         1,336,450.33             38,717.19
                                                             43          2,942,625.98         1,288,553.24                  0.00
                                                             44          3,391,248.11         1,535,024.03             37,060.20
                                                             45          4,120,665.41         2,344,258.90                  0.00
                                                             46         14,086,732.21         1,574,209.35                  0.00
                                                             47          9,773,524.10        10,399,765.13                  0.00
                                                             48          5,934,968.38         6,707,017.01                  0.00
                                                             49          2,864,720.06         1,370,272.60                  0.00
                                                             50          3,473,332.00           914,610.17                  0.00
                                                             51          1,547,204.93           643,093.43                  0.00
                                                             52          1,532,851.50           539,291.51                  0.00
                                                             53          1,383,990.96           630,126.48                  0.00
                                                             54          1,093,526.42           647,505.70                  0.00
                                                             55          1,159,104.92           593,611.52                  0.00
                                                             56          1,490,135.83           805,506.57                  0.00
                                                             57          2,415,661.06         1,473,600.06                  0.00
                                                             58         10,473,190.48           855,709.82                  0.00
                                                             59          6,749,706.28         8,044,965.35                  0.00
                                                             60          3,600,290.25         5,281,694.34                  0.00
                                                             61          1,181,371.47           890,749.68                  0.00
                                                             62          1,317,014.18           508,368.45                  0.00
                                                             63            220,165.78           136,994.39                  0.00
                                                             64            157,479.31            89,798.40                  0.00
                                                             65            254,513.22            66,207.24                  0.00
                                                             66             21,238.46            57,752.19                  0.00
                                                             67             22,370.17            22,016.45                  0.00
                                                             68            133,181.56            37,634.02                  0.00
                                                             69            118,180.66           192,217.79                  0.00
                                                             70            541,767.57           284,885.72                  0.00
                                                             71            352,439.24           449,919.50                  0.00
                                                             72                     -                    -                  0.00
                                                             73                     -                    -                  0.00
                                                             74                     -                    -                  0.00

Total Time Balance of Scheduled Cash Flows                             393,574,995.64       183,129,817.04         93,666,151.23


                                                                --------------------------------------------------------------------
NPV Data Input Section                                                      05-Apr-01           05-Apr-01           05-Apr-01
                                                                --------------------------------------------------------------------
Scheduled cash flows as of the indicated cutoff date                           Pool 2               Pool 3                Pool 4
Row 0 is total delinquent amount valued without discounting   0          4,958,356.30         2,726,455.53            659,563.57
                                                              1          1,725,340.73         1,253,397.22            202,214.52
                                                              2          1,261,642.15         1,055,708.72            186,909.41
                                                              3            983,875.06         1,052,688.27            146,108.76
                                                              4          1,288,421.65         1,121,697.11            130,802.91
                                                              5          1,457,693.13         1,385,408.63            364,637.82
                                                              6          1,388,359.14         3,041,452.64            210,263.05
                                                              7          1,162,645.70         6,489,849.07          1,107,921.18
                                                              8          1,333,546.50         2,076,145.55          1,597,518.44
                                                              9          1,304,248.26         1,018,448.29            413,656.23
                                                             10          1,140,233.42           722,245.24            124,671.07
                                                             11          1,379,097.08           862,053.97            120,096.27
                                                             12          1,478,301.26           835,596.67            141,447.00
                                                             13          1,486,953.11           900,042.67            128,138.69
                                                             14            895,824.02           771,866.98            152,645.57
                                                             15            924,319.02           821,916.48            115,429.05
                                                             16            652,322.56           884,075.78            108,865.07
                                                             17            689,917.90         1,065,427.00            340,897.94
                                                             18            655,749.34         2,413,567.58            200,359.24
                                                             19            574,284.78         5,158,817.74          1,088,552.38
                                                             20            850,570.00         1,461,146.44          1,523,540.39
                                                             21            754,470.28           666,058.64            381,690.69
                                                             22            601,401.07           341,548.50             64,818.92
                                                             23            647,801.84           470,408.38             72,114.40
                                                             24            663,260.32           416,798.64            109,631.88
                                                             25            862,575.21           433,096.18             92,953.38
                                                             26            488,736.72           361,742.75            115,987.62
                                                             27             29,293.64           388,322.28             66,021.65
                                                             28            108,158.88           463,502.17             74,216.46
                                                             29            115,736.44           689,237.34            206,257.60
                                                             30             19,381.79         1,560,174.91            127,126.61
                                                             31             77,964.94         3,775,407.21          1,012,607.53
                                                             32             78,664.94           980,124.98          1,448,322.38
                                                             33              6,214.94           402,114.40            300,944.53
                                                             34              6,214.94            91,053.98             39,908.75
                                                             35             62,288.94           189,792.14             47,204.23
                                                             36             23,623.29            41,998.16             57,460.46
                                                             37             30,510.00            66,379.40             22,624.68
                                                             38                  0.00            24,000.46             14,706.10
                                                             39                  0.00            11,891.62             16,034.09
                                                             40                  0.00            20,137.67              3,901.29
                                                             41                  0.00           109,805.42             68,539.97
                                                             42                  0.00           390,538.35              3,901.29
                                                             43                  0.00            14,504.42            540,015.17
                                                             44                  0.00                 0.00             30,331.38
                                                             45                  0.00                 0.00                  0.00
                                                             46                  0.00                 0.00                  0.00
                                                             47                  0.00                 0.00                  0.00
                                                             48                  0.00                 0.00                  0.00
                                                             49                  0.00                 0.00                  0.00
                                                             50                  0.00                 0.00                  0.00
                                                             51                  0.00                 0.00                  0.00
                                                             52                  0.00                 0.00                  0.00
                                                             53                  0.00                 0.00                  0.00
                                                             54                  0.00                 0.00                  0.00
                                                             55                  0.00                 0.00                  0.00
                                                             56                  0.00                 0.00                  0.00
                                                             57                  0.00                 0.00                  0.00
                                                             58                  0.00                 0.00                  0.00
                                                             59                  0.00                 0.00                  0.00
                                                             60                  0.00                 0.00                  0.00
                                                             61                  0.00                 0.00                  0.00
                                                             62                  0.00                 0.00                  0.00
                                                             63                  0.00                 0.00                  0.00
                                                             64                  0.00                 0.00                  0.00
                                                             65                  0.00                 0.00                  0.00
                                                             66                  0.00                 0.00                  0.00
                                                             67                  0.00                 0.00                  0.00
                                                             68                  0.00                 0.00                  0.00
                                                             69                  0.00                 0.00                  0.00
                                                             70                  0.00                 0.00                  0.00
                                                             71                  0.00                 0.00                  0.00
                                                             72                  0.00                 0.00                  0.00
                                                             73                  0.00                 0.00                  0.00
                                                             74                  0.00                 0.00                  0.00

Total Time Balance of Scheduled Cash Flows                              32,167,999.29        49,026,645.58         13,981,559.62

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

                                                                      Settle Date   18-Nov-98
Prepared by  Suzhen Ruan (262) 636-7381                                              04/26/01
Scheduled Payment Date                                                                                            15-Apr-01
Actual Payment Date                                                                                               16-Apr-01
Collection Period Begin Date                                                                                      06-Mar-01
Collection Period End Date                                                          31-Oct-98   30-Nov-98         05-Apr-01
Days in accrual period (30/360)                                                                                          30
Days in accrual period (ACT/360)                                                                                         32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                                                   $9,903,943.65

Warranty Repurchases
    Contracts deferred beyond Final Scheduled Maturity Date                                                           $0.00
    Government obligors                                                                                               $0.00
          Total Warranty Repurchases                                                                                  $0.00

Total Collections For The Period                                                                              $9,903,943.65

     Pool Balance (Beg. of Collection Period)                                                               $181,034,814.96
     Pool Balance (End of Collection Period)                                                                $171,919,118.00

Total Receivables Collection                                                                                  $9,903,943.65
Negative Carry Withdrawls                                                                                             $0.00
Yield Supplement Withdrawals                                                                                          $0.00
Spread Account Withdrawals to Pay NoteHolders                                                                         $0.00
Release from Pre-Funding Amount to Paydown A1 Principal                                                               $0.00
Reinvestment Income (including Pre-Funding Account, Spread Account and YSA)                                      $85,549.03
Pre-Funding Account Reinvestment Income                                                                               $0.00

     Total Distribution Amount                                                                                $9,989,492.68

MISCELLANEOUS DATA

     TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past due                                                                   $5,269,279.94
    Scheduled Amounts 60 days or more past due                                                                $3,226,227.18
    Net Losses on Liquidated Receivables                                                                        $386,514.97
    Number of Loans at Beginning of Period                                                                            8,848
    Number of Loans at End of Period                                                                                  8,584
    Repossessed Equipment not Sold or Reassigned (Beginning)                                                  $2,306,017.77
    Repossessed Equipment not Sold or Reassigned (End)                                                        $2,587,233.04

    Pre-Funding Account Reinvestment Income                                                                           $0.00

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Actual Payment Date                                                                                                    16-Apr-01
Collection Period Begin Date                                                                                           06-Mar-01
Collection Period End Date                                                                                             05-Apr-01

PART II -- SUMMARY

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (Beginning of Period)                 $181,024,027.24
     A-1 Note Beginning Principal Balance                                                                                  $0.00
     A-2 Note Beginning Principal Balance                                                                                  $0.00
     A-3 Note Beginning Principal Balance                                                                          $2,044,699.45
     A-4 Note Beginning Principal Balance                                                                        $148,350,000.00
     B Note Beginning Principal Balance                                                                            $9,504,327.79
     Deferred Purchase Price Beginning Principal Balance                                                          $21,025,000.00
     Certificate Beginning Principal Balance                                                                         $100,000.00

Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                       $171,908,330.28
     A-1 Note Principal Balance (End of Period)                                                                            $0.00
                                                  A-1 Note Pool Factor (End of Period)                                 0.0000000
     A-2 Note Principal Balance (End of Period)                                                                            $0.00
                                                  A-2 Note Pool Factor (End of Period)                                 0.0000000
     A-3 Note Principal Balance (End of Period)                                                                            $0.00
                                                  A-3 Note Pool Factor (End of Period)                                 0.0000000
     A-4 Note Principal Balance (End of Period)                                                                  $141,757,576.59
                                                  A-4 Note Pool Factor (End of Period)                                 0.9555617
     B Note Principal Balance (End of Period)                                                                      $9,025,753.70
                                                  B Note Pool Factor (End of Period)                                   0.2644910
     Deferred Purchase Price Principal Balance (End of Period)                                                    $21,025,000.00
                                                  Deferred Purchase Price Pool Factor (End of Period)                  1.0000000
     Certificate Principal Balance (end of Period)                                                                   $100,000.00
                                                  Certificate Pool Factor (endof Period)                               1.0000000

COLLATERAL VALUE DECLINE                                                                                           $9,115,696.96
     Pool Balance (Beg. of Collection Period)                                                                    $181,034,814.96
     Pool Balance (End of Collection Period)                                                                     $171,919,118.00

Total Distribution Amount (TDA)                                                                                    $9,989,492.68
     Total Collections and Investment Income for the Period                                                        $9,989,492.68
     Negative Carry Withdrawls                                                                                             $0.00
     Yield Supplement Withdrawals                                                                                          $0.00

Principal Distribution Amount  (PDA)                                                                               $9,115,696.96

Principal Allocation to Notes, Deferred Purchase Price and Certificates                                            $9,115,696.96
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                       $0.00
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                       $0.00
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                               $2,044,699.45
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                               $6,592,423.41
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                   $478,574.09
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                $0.00
     Certificateholders' Principal Distribuatable Amount (including Carryover Shortfall)                                   $0.00

Interest Distributable Amount                                                                                        $920,625.34
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                    $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                    $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                $9,405.62
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                              $693,536.25
     Noteholders' Interest Distributable Amount applicable to B Notes                                                 $49,105.69
     Deferred Purchase Price Interest Distributable Amount                                                           $167,779.77
     Certificateholders'  Interest Distributable Amount                                                                  $798.01

Spread Account
     Beginning Spread Account Balance                                                                             $13,000,215.75
     Deposit to Spread Account from Pre-Funding Account                                                                    $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                            $121,581.49
     Distribution from Spread Account for Interest / Principal Shortfall                                                   $0.00

     Specified Spread Account Balance                                                                             $13,000,215.75
     Ending Spread Account Balance (after distributions)                                                          $13,000,215.75

Credit Enhancement                                                                                                         7.57%
     Spread account % of Ending Pool Balance                                                                               7.56%
     Overcollateralization % of Ending Pool Balance                                                                        0.01%

Scheduled Amounts 30 - 59 days past due                                                                            $5,269,279.94
                                                  as % of Ending Pool Balance                                              3.06%
Scheduled Amounts 60 days or more past due                                                                         $3,226,227.18
                                                  as % of Ending Pool Balance                                              1.88%
Net Losses on Liquidated Receivables                                                                                 $386,514.97
                                                  as % of Ending Pool Balance                                              0.22%

     PART III -- SERVICING CALCULATIONS                                16-Apr-01

     1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                Pool 1 (Retail) Cutoff  Pool 3 (Retail) Cutoff      Pool 1

     Wtd. Avg. APR                                                                    8.689%                8.577%            8.689%
     Contract Value (Beg. of Collection Period), by origination pool                                                  $89,611,555.15
     Contract Value  (End of Collection Period), by origination pool        $327,736,982.68       $149,354,402.32     $85,362,806.36
                                                                            ----------------      ----------------    --------------
     Contract Value Decline                                                                                            $4,248,748.79
                                                                                                                               4.74%
     Initial Pool Balance                                                                                            $650,010,787.72
     Pool Balance (End of Collection Period)                                                                         $171,919,118.00

     Collections and Investment Income for the period                                                                  $9,989,492.68
     Negative Carry Withdrawls                                                                                                 $0.00
     Yield Supplement Withdrawals                                                                                              $0.00

     Total Distribution Amount (TDA)                                                                                   $9,989,492.68
     Principal Distribution Amount (PDA)                                                                               $9,115,696.96

     Initial B Percentage                                                                                                     5.250%
     Unscheduled Principal (per pool)                                                                                          $0.00
     Total Unscheduled Principal                                                                                               $0.00


     1.  SOURCES AND USES OF COLLECTION ACCOUNT BALANCE                      Pool 2           Pool 3            Pool 4


     Wtd. Avg. APR                                                               8.689%           8.577%            8.504%
     Contract Value (Beg. of Collection Period), by origination pool     $32,634,022.35   $46,190,809.19    $12,598,428.27
     Contract Value  (End of Collection Period), by origination pool     $29,979,293.35   $44,251,021.10    $12,325,997.19
                                                                         --------------   ---------------   --------------
     Contract Value Decline                                               $2,654,729.00    $1,939,788.09       $272,431.08
                                                                                   8.13             4.20%             2.16%
     Initial Pool Balance
     Pool Balance (End of Collection Period)

     Collections and Investment Income for the period
     Negative Carry Withdrawls
     Yield Supplement Withdrawals

     Total Distribution Amount (TDA)
     Principal Distribution Amount (PDA)

     Initial B Percentage
     Unscheduled Principal (per pool)                                             $0.00            $0.00             $0.00
     Total Unscheduled Principal

     2.  CALCULATION OF DISTRIBUTABLE AMOUNTS

     Principal Distributable Amount                                                                                     9,115,696.96

     A-1 Note Beginning Principal Balance                                                                                      $0.00
     A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
     A-1 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
     Preliminary A-1 Noteholders' Principal Distributable Amount (including One-Time Excess Prefund Acct. Pmt.)                $0.00
     One-Time Excess Prefunding Account Payment                                                                                $0.00
     A-1 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

     Principal Distributable Amount Remaining                                                                          $9,115,696.96

     A-2 Note Beginning Principal Balance                                                                                      $0.00
     A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
     A-2 Noteholders' Share of the Principal Distribution Amount                                                               0.00%
     A-2 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                           $0.00

     Principal Distributable Amount Remaining                                                                          $9,115,696.96

     A-3 Note Beginning Principal Balance                                                                              $2,044,699.45
     A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
     A-3 Noteholders' Share of the Principal Distribution Amount                                                              22.43%
     A-3 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                   $2,044,699.45

     Principal Distributable Amount Remaining                                                                          $7,070,997.51

     A-4 Note Beginning Principal Balance                                                                            $148,350,000.00
     A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                          $0.00
     A-4 Noteholders' Share of the Principal Distribution Amount                                                              72.32%
     A-4 Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                   $6,592,423.41

     Principal Distributable Amount Remaining                                                                            $478,574.09

     B Note Beginning Principal Balance                                                                                $9,504,327.79
     B Noteholders' Principal Carryover Shortfall (Previous Period)                                                            $0.00
     B Noteholders' Share of the Principal Distribution Amount                                                                 5.25%
     B Noteholders' Principal Distributable Amount (including Carryover Shortfall)                                       $478,574.09

     Principal Distributable Amount Remaining                                                                                  $0.00

     Deferred Purchase Price Beginning Principal Balance                                                              $21,025,000.00
     Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                   $0.00
     Deferred Purchase Price Share of the Principal Distribution Amount                                                        0.00%
     Deferred Purchase Price Principal Distributable Amount (including Carryover Shortfall)                                    $0.00

     Certificate Purchase Price Beginning Principal Balance                                                              $100,000.00
     Certificateholders' Principal Carryover Shortfall (Previous Period)                                                       $0.00
     Certificateholders' Share of the Principal Distribution Amount                                                            0.00%
     Certificateholders' Principal Distributable Amount (including Carryover Shortfall)                                        $0.00

     Interest Accrued on Class A-1 Notes this period                                            5.4200%                        $0.00
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                       $0.00
     Interest Due (in Arrears) on above Shortfall                                                                              $0.00
     Noteholders' Interest Distributable Amount applicable to A-1 Notes                                                        $0.00

     Interest Accrued on Class A-2 Notes this period                                            5.4900%                        $0.00
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                       $0.00
     Interest Due (in Arrears) on above Shortfall                                                                              $0.00
     Noteholders' Interest Distributable Amount applicable to A-2 Notes                                                        $0.00

     Interest Accrued on Class A-3 Notes this period                                            5.5200%                    $9,405.62
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                       $0.00
     Interest Due (in Arrears) on above Shortfall                                                                              $0.00
     Noteholders' Interest Distributable Amount applicable to A-3 Notes                                                    $9,405.62

     Interest Accrued on Class A-4 Notes this period                                            5.6100%                  $693,536.25
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                       $0.00
     Interest Due (in Arrears) on above Shortfall                                                                              $0.00
     Noteholders' Interest Distributable Amount applicable to A-4 Notes                                                  $693,536.25

     Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                   $702,941.87
     Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                       $0.00
     Interest Due (in Arrears) on above Shortfall                                                                              $0.00
     Offered Noteholders' Interest Distributable Amount                                                                  $702,941.87

     Interest Accrued on Class B Notes this period                                              6.2000%                   $49,105.69
     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                         $0.00
     Interest Due (in Arrears) on above Shortfall                                                                              $0.00
     Noteholders' Interest Distributable Amount applicable to B Notes                                                     $49,105.69

     Interest Accrued on Deferred Purchase Price this period                                    6.2000%                  $108,629.17
     Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                               $58,846.56
     Interest Due (in Arrears) on Above Shortfall                                                                            $304.04
     Deferred Purchase Price Interest Distributable Amount                                                               $167,779.77

     Interest Accrued on Certificates this period                                               6.2000%                      $516.67
     Certificateholders' Interest Carryover Shortfall (Previous Period)                                                      $279.89
     Interest Due (in Arrears) on Above Shortfall                                                                              $1.45
     Certificateholders' Interest Distributable Amount                                                                       $798.01

     3.  ALLOCATION OF DISTRIBUTION AMOUNTS

     a. Total Distribution Amount (TDA)                                                                               $9,989,492.68

     Administration Fee Shortfall (Previous Period)                                                                           $0.00
     Administration Fee Accrued during this Period                                              $500.00                     $166.67
     Administration Fee Paid this Period from TDA                                                                           $166.67
     Administration Fee Shortfall                                                                                             $0.00

     Total Distribution Amount Remaining                                                                              $9,989,326.01

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-1 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-1 Notes this period                                                                          $0.00
     Noteholders' Interest applicable to A-1 Notes Paid this Period from TDA                                                  $0.00
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                           $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-2 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-2 Notes this period                                                                          $0.00
     Noteholders' Interest applicable to A-2 Notes Paid this Period from TDA                                                  $0.00
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                           $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-3 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-3 Notes this period                                                                      $9,405.62
     Noteholders' Interest applicable to A-3 Notes Paid this Period from TDA                                              $9,405.62
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                           $0.00

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to A-4 Notes                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-4 Notes this period                                                                    $693,536.25
     Noteholders' Interest applicable to A-4 Notes Paid this Period from TDA                                            $693,536.25
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                           $0.00

     Offered Noteholders' Interest Carryover Shortfall (Previous Period)                                                      $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on Class A-1, A-2, A-3 and A-4 Notes this period                                                  $702,941.87
     Offered Noteholders' Interest Paid this Period from TDA                                                            $702,941.87
     Preliminary A Noteholders' Interest Carryover Shortfall (Current Period)                                                 $0.00

     Total Distribution Amount Remaining                                                                              $9,286,384.14

     Noteholders' Interest Carryover Shortfall (Previous Period) applicable to B Notes                                        $0.00
     Interest Due (in Arrears) on above Shortfall                                                                             $0.00
     Interest Accrued on B Notes this period                                                                             $49,105.69
     Noteholders' Interest applicable to B Notes Paid this Period from TDA                                               $49,105.69
     Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                             $0.00

     Total Distribution Amount Remaining                                                                              $9,237,278.45

     A-1 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-1 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
     A-1 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
     Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

     Total Distribution Amount Remaining                                                                              $9,237,278.45

     A-2 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-2 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                                   $0.00
     A-2 Noteholders' Principal Distributable Amount Paid from TDA                                                            $0.00
     Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

     Total Distribution Amount Remaining                                                                              $9,237,278.45

     A-3 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-3 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                           $2,044,699.45
     A-3 Noteholders' Principal Distributable Amount Paid from TDA                                                    $2,044,699.45
     Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

     Total Distribution Amount Remaining                                                                              $7,192,579.00

     A-4 Noteholders' Principal Carryover Shortfall (Previous Period)                                                         $0.00
     A-4 Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                           $6,592,423.41
     A-4 Noteholders' Principal Distributable Amount Paid from TDA                                                    $6,592,423.41
     Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

     Total Distribution Amount Remaining                                                                                $600,155.58

     B Noteholders' Principal Carryover Shortfall (Previous Period)                                                           $0.00
     B Noteholders' Monthly Principal Distributable Amount (including Caryover Shortfall)                               $478,574.09
     B Noteholders' Principal Distributable Amount Paid from TDA                                                        $478,574.09
     Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                                $0.00

     Total Excess Distribution Amount Remaining                                                                         $121,581.49

     4.  RECONCILIATION OF PRE-FUNDING ACCOUNT

     Beginning Pre-Funding Account Balance                                                                                    $0.00

     New Collateral Purchased                                                                                                 $0.00
     Deposit to Spread Account                                                                    2.00%                       $0.00
     Deposit to Yield Supplement Account                                                                                      $0.00
     Payment to Seller                                                                                                        $0.00
     Payment to Class A-1 after Funding is Complete                                                                           $0.00

     Ending Pre-Funding Account Balance                                                                                       $0.00

     Excess Pre-Funded Amount/(Payment to Sellers)                                                                            $0.00

     Adjusted Ending Pre-Funding Account Balance                                                                              $0.00

     5.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT

     Beginning Negative Carry Account Balance                                                                               $0.00
     Negative Carry                                                                                                     3.052000%
     Number of Days Remaining                                                                                              0 days

     Pre-Funded Percentage                                                                                                 0.000%
     Negative Carry Withdrawls                                                                                              $0.00
     Cumulative Negative Carry Withdrawls                                                                             $593,232.45
     Maximum Negative Carry Amount                                                                                          $0.00
     Required Negative Carry Account Balance                                                                                $0.00
     Interim Ending Negative Carry Account Balance                                                                          $0.00
     Negative Carry Amount Released to Seller                                                                               $0.00

     Ending Negative Carry Account Balance                                                                                  $0.00

     6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT

     Beginning Yield Supplement Account Balance                                                                             $0.00
     Deposit to Yield Supplement Account from Pre-Funding Account                                                           $0.00
     Receivables Percentage                                                                                               100.00%
     Withdrawal of Yield Supplement Amount                                                                                  $0.00
     Maximum Yield Supplement Amount                                                                                        $0.00
     Required Yield Supplement Amount                                                                                       $0.00
     Interim Yield Supplement Account Balance                                                                               $0.00
     Yield Supplement Amount Released to Seller                                                                             $0.00

     Ending Yield Supplement Account Balance                                                                                $0.00

     7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

     Beginning Spread Account Balance                                                                                $13,000,215.75
     Deposit to Spread Account from Pre-Funding Account                                                                       $0.00
     Deposit to Spread Account from Excess Collections over Distributions                                               $121,581.49

     Distribution from Spread Account to Noteholders' Distr. Account                                                          $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                    $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                    $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                    $0.00
     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                    $0.00
     Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00

     Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                      $0.00

     Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00
     Adj to Preliminary A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
     Adj to Preliminary A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
     Adj to Preliminary A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00
     Adj to Preliminary A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                       $0.00

     Remaining Distributed Spread Account Amount to Noteholders' Distr. Account                                               $0.00
     Adj to Preliminary B Noteholders' Principal Carryover Shortfall (Current Period)                                         $0.00

     Preliminary Spread Account Balance Remaining                                                                    $13,121,797.24

     Cumulative Realized Losses since 31-July-98 (Cut-off Date)                                                      $10,681,322.44
     Are Cum. Realized Losses > 2.25% of Initial Pool Balance?                                             NO
     12*(Realized Losses during Collection Period) + Repos at end of Collection Period                                $7,225,412.68
     Is 12*Realized Losses + Unliq. Repos > 1.65% of Beg. Pool Balance?                                    YES
     60 day or > Delinquent Scheduled Amounts                                                                         $3,226,227.18
     Are 60 day or > Delinquencies > 2.25% of Ending Pool Balance?                                         NO
     Are any of the three conditions "YES"?                                                                YES

     Preliminary A-1 Note Principal Balance (End of Period)                                                                   $0.00
     Preliminary A-2 Note Principal Balance (End of Period)                                                                   $0.00
     Preliminary A-3 Note Principal Balance (End of Period)                                                                   $0.00
     Preliminary A-4 Note Principal Balance (End of Period)                                                         $141,757,576.59
     Preliminary B Note Principal Balance (End of Period)                                                             $9,025,753.70
     Preliminary Total Principal Balance of Notes  (End of Period)                                                  $150,783,330.28

     Specified Spread Account Balance                                                                                 13,000,215.75
     Lesser of:
     (a) 2.00% of the Initial Pool Balance                                                      2.00%                 13,000,215.75

     (b) the Note Balance                                                                                            150,783,330.28

     Preliminary Spread Account Balance Remaining                                                                    $13,121,797.24
     Preliminary Excess Amount in Spread Account                                                                        $121,581.49
     Preliminary Shortfall Amount in Spread Account                                                                           $0.00

     Deposit to Spread Account from Remaing Excess Distribution                                                               $0.00

     Spread Account Excess                                                                                              $121,581.49

     Ending Spread Account Balance (after distributions)                                                             $13,000,215.75
     Net Change in Spread Account Balance                                                                                     $0.00

     Total Excess Distribution Amount Remaining                                                                         $121,581.49

     Deferred Purchase Price Interest Carryover Shortfall (Previous Period)                                              $58,846.56
     Interest Due (in Arrears) on Above Shortfall                                                                           $304.04
     Interest Accrued on Deferred Purchase Price this period                                                            $108,629.17
     Deferred Purchase Price Interest Paid from Excess Distribution                                                     $121,005.95
     Preliminary Deferred Purchase Price Interest Carryover Shortfall (Current Period)                                   $46,773.82

     Certificateholders' Interest Carryover Shortfall (Previous Period)                                                     $279.89
     Interest Due (in Arrears) on Above Shortfall                                                                             $1.45
     Interest Accrued on Certificates this period                                                                           $516.67
     Certificateholders' Interest Paid from Excess Distribution                                                             $575.54
     Certificateholders' Interest Carryover Shortfall (Current Period)                                                      $222.47

     Total Excess Distribution Amount Remaining                                                                              ($0.00)

     Deferred Purchase Price Principal Carryover Shortfall (Previous Period)                                                  $0.00
     Deferred Purchase Price Principal Distributable Amount current period (including Carryover Shortfall)                    $0.00
     Deferred Purchase Price Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution              $0.00
     Preliminary Deferred Purchase Price Principal Carryover Shortfall (Current Period)                                       $0.00

     Certificateholders' Principal Carryover Shortfall (Previous Period)                                                      $0.00
     Certificateholders' Principal Distributable Amount current period (including Carryover Shortfall)                        $0.00
     Certificateholders' Principal Distributable Amount Paid from Fixed and Floating Rate Excess Distrbution                  $0.00
     Preliminary Certificateholders' Principal Carryover Shortfall (Current Period)                                           $0.00

     Total Excess Distribution Amount Remaining                                                                              ($0.00)

     Servicing Fee Shortfall (Previous Period)                                                                        $1,583,910.15
     Servicing Fees Accrued during this Period                                                  1.00%                   $150,862.35
     Adjustment to Servicing Fee                                                                                              $0.00
     Adjustment to Excess Distribution Amount Remaining                                                                       $0.00
     Servicing Fees Paid this Period from Excess Distribution                                                                ($0.00)
     Servicing Fee Shortfall                                                                                          $1,734,772.50

     Total Excess Distribution Amount Remaining                                                                               $0.00

     8.  ENDING BALANCES

     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-1 Notes                                       $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-2 Notes                                       $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-3 Notes                                       $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to A-4 Notes                                       $0.00
     Noteholders' Interest Carryover Shortfall (Current Period) applicable to B Notes                                         $0.00
     A-1 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
     A-2 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
     A-3 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
     A-4 Noteholders' Principal Carryover Shortfall (Current Period)                                                          $0.00
     B Noteholders' Principal Carryover Shortfall (Current Period)                                                            $0.00
     Deferred Purchase Price Interest Carryover Shortfall  (Current Period)                                              $46,773.82
     Deferred Purchase Price Principal Carryover Shortfall  (Current Period)                                                  $0.00
     Certificateholders' Interest Carryover Shortfall  (Current Period)                                                     $222.47
     Certificateholders' Principal Carryover Shortfall  (Current Period)                                                      $0.00

     A-1 Note Principal Balance (End of Period)                                                                               $0.00
     A-2 Note Principal Balance (End of Period)                                                                               $0.00
     A-3 Note Principal Balance (End of Period)                                                                               $0.00
     A-4 Note Principal Balance (End of Period)                                                                     $141,757,576.59
     B Note Principal Balance (End of Period)                                                                         $9,025,753.70
     Deferred Purchase Price Principal Balance (End of Period)                                                       $21,025,000.00
     Certificate Principal Balance (end of Period)                                                                      $100,000.00
     Total Principal Balance of Notes, Deferred Purchase Price and Certificates (End of Period)                     $171,908,330.28

     A-1 Note Pool Factor (End of Period)                                                       $86,400,000.00            0.0000000
     A-2 Note Pool Factor (End of Period)                                                      $250,000,000.00            0.0000000
     A-3 Note Pool Factor (End of Period)                                                      $110,000,000.00            0.0000000
     A-4 Note Pool Factor (End of Period)                                                      $148,350,000.00            0.9555617
     B Note Pool Factor (End of Period)                                                         $34,125,000.00            0.2644910
     Deferred Purchase Price Pool Factor (End of Period)                                        $21,025,000.00            1.0000000
     Certificate Pool Factor (endof Period)                                                        $100,000.00            1.0000000
     Total Notes, Deferred Purchase Price & Certificates Pool Factor (End of Period)                                      0.2644744

     Specified Spread Account Balance (after all distributions and adjustments)                                      $13,000,215.75

     Yield Supplement Account Balance (after alldistributions and adjustment):                                                $0.00

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO NOTEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                16-Apr-01

(1)  Amount of principal being paid on the Notes:

     (a)  A-1 Notes:                                                                                             $0.00
            per $1,000 original principal amount:                                                                $0.00

     (b)   A-2 Notes:                                                                                            $0.00
             per $1,000 original principal amount:                                                               $0.00

     (c)   A-3 Notes:                                                                                    $2,044,699.45
             per $1,000 original principal amount:                                                              $18.59

     (d)   A-4 Notes:                                                                                    $6,592,423.41
             per $1,000 original principal amount:                                                              $44.44

     (e)   B Notes:                                                                                        $478,574.09
             per $1,000 original principal amount:                                                              $14.02

     (f)   Total                                                                                         $9,115,696.96

(2) Interest Paid on the Notes

     (a)  A-1 Notes:                                                                                             $0.00
            per $1,000 original principal amount:                                                                $0.00

     (b)   A-2 Notes:                                                                                            $0.00
             per $1,000 original principal amount:                                                               $0.00

     (c)  A-3 Notes:                                                                                         $9,405.62
            per $1,000 original principal amount:                                                                $0.09

     (d)  A-4 Notes:                                                                                       $693,536.25
            per $1,000 original principal amount:                                                                $4.68

     (e)  B Notes:                                                                                          $49,105.69
             per $1,000 original principal amount:                                                               $1.44

     (f)   Total                                                                                           $752,047.56

(3) Pool Balance at the end of the related Collection Period                                           $171,919,118.00

(4)  After giving effect to distributions on current Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                         $0.00
          (ii)  A-1 Note Pool Factor:                                                                        0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                         $0.00
          (ii)  A-2 Note Pool Factor:                                                                        0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                         $0.00
          (ii)  A-3 Note Pool Factor:                                                                        0.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                               $141,757,576.59
          (ii)  A-4 Note Pool Factor:                                                                        0.9555617

     (e) (i)  outstanding principal amount of B Notes:                                                   $9,025,753.70
          (ii)  B Note Pool Factor:                                                                          0.2644910

     (f) (i)  Deferred Purchase Price Balance                                                           $21,025,000.00
          (ii)  Deferred Purchase Price Pool Factor:                                                         1.0000000

     (g) (i)  Certificate Balance                                                                          $100,000.00
          (ii)  Certificate Pool Factor:                                                                    1.00000000

(5)  Amount of Servicing Fee:                                                                                   ($0.00)
          per $1,000 Beginning of Collection Period:                                                       (0.00000000)

(6)  Amount of Administration Fee:                                                                             $166.67
          per $1,000 Beginning of Collection Period:                                                        0.00185988

(7)  Aggregate Purchase Amounts for Collection Period:                                                           $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                               $386,514.97

(9)  Amount in Spread Account:                                                                          $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                             $0.00

(11)  For the Final payment date with respect to the Funding Period, the                                            NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                          $0.00

(13)  Amount in Yield Supplement Account:                                                                        $0.00

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
STATEMENT TO CERTIFICATEHOLDERS

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                             16-Apr-01

(1)  Amount of principal being paid or distributed:

     (a)  A-1 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

     (b)  A-2 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

     (c)  A-3 Notes:                                                                                                  $2,044,699.45
            per $1,000 original principal amount:                                                                            $18.59

     (d)  A-4 Notes:                                                                                                  $6,592,423.41
            per $1,000 original principal amount:                                                                            $44.44

     (e)  B Notes:                                                                                                      $478,574.09
            per $1,000 original principal amount:                                                                            $14.02

     (f)  Deferred Purchase Price:                                                                                            $0.00
            per $1,000 original principal amount:                                                                             $0.00

     (g)  Certificates:                                                                                                        0.00
            per $1,000 original principal amount:                                                                             $0.00

     (h)  Total:                                                                                                      $2,523,273.55

(2)   Amount of interest being paid or distributed:

     (a)  A-1 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

     (b)  A-2 Notes:                                                                                                          $0.00
            per $1,000 original principal amount:                                                                             $0.00

     (c)  A-3 Notes:                                                                                                      $9,405.62
            per $1,000 original principal amount:                                                                             $0.09

     (d)  A-4 Notes:                                                                                                    $693,536.25
            per $1,000 original principal amount:                                                                             $4.68

     (e)  B Notes:                                                                                                       $49,105.69
            per $1,000 original principal amount:                                                                             $1.44

     (f)  Deferred Purchase Price:                                                                                      $121,005.95
            per $1,000 original principal amount:                                                                             $5.76

     (g)  Certificates:                                                                                                     $575.54
            per $1,000 original principal amount:                                                                             $5.76

     (h)  Total:                                                                                                        $873,629.05

(3)  Pool Balance at end of related Collection Period:                                                              $171,919,118.00

(4)  After giving effect to distributions on this Payment Date:

     (a) (i)  outstanding principal amount of A-1 Notes:                                                                      $0.00
          (ii)  A-1 Note Pool Factor:                                                                                     0.0000000

     (b) (i)  outstanding principal amount of A-2 Notes:                                                                      $0.00
          (ii)  A-2 Note Pool Factor:                                                                                     0.0000000

     (c) (i)  outstanding principal amount of A-3 Notes:                                                                      $0.00
          (ii)  A-3 Note Pool Factor:                                                                                     0.0000000

     (d) (i)  outstanding principal amount of A-4 Notes:                                                            $141,757,576.59
          (ii)  A-4 Note Pool Factor:                                                                                     0.9555617

     (e) (i)  outstanding principal amount of B Notes:                                                                $9,025,753.70
          (ii)  C Note Pool Factor:                                                                                       0.2644910

     (f) (i)  Deferred Purchase Price Balance                                                                        $21,025,000.00
          (ii)  Certificate Pool Factor:                                                                                  1.0000000

     (g) (i)  Certificate Balance                                                                                        100,000.00
          (ii)  Certificate Pool Factor:                                                                                  1.0000000

(5)  Amount of Servicing Fee:                                                                                                ($0.00)
          per $1,000 Beginning of Collection Period:                                                                      0.0000000

(6)  Amount of Administration Fee:                                                                                          $166.67
          per $1,000 Beginning of Collection Period:                                                                      0.0018599

(7)  Aggregate Purchase Amounts for Collection Period:                                                                        $0.00

(8)  Aggregate amount of Realized Losses for the
          Collection Period:                                                                                            $386,514.97

(9)  Amount in Spread Account:                                                                                       $13,000,215.75

(10)  Amount in Pre-Funding Account:                                                                                          $0.00

(11)  For the Final payment date with respect to the Funding Period, the                               NA
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                                                       $0.00

(13)  Amount in Yield Supplement Account:                                                                                     $0.00

================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
PAYMENT AND DEPOSIT INSTRUCTIONS TO INDENTURE TRUSTEE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates

Payment Date:                                                                                                             16-Apr-01

(1)  Payment of Administration Fee to Administrator:                                                                        $166.67

(2)  Offered Noteholders' Interest Distributable Amount
        deposited into Note Distribution Account:                                                                       $752,047.56

(3)  Noteholders' Principal Distributable Amount to be
        deposited into Noteholders' Distribution Account:                                                             $9,115,696.96

(4)  Deferred Purchase Price Interest Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                    $121,005.95

(5)  Deferred Purchase Price Principal Distributable Amount to be
        deposited into Deferred Purchase Price Distribution Account:                                                          $0.00

(6)  Certificateholders' Interest Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                            $575.54

(7)  Certificateholders' Principal Distributable Amount to be
        deposited into Certificateholders' Distribution Account:                                                              $0.00

(8)  Payment of Servicing Fee to Servicer:                                                                                   ($0.00)

(9) Release to Seller from Excess Collections over Distributions                                                              $0.00

Check for Error                                                                                        NO ERROR
Sum of Above Distributions                                                                             $9,989,492.68
Total Distribution Amount plus Releases to Seller                                                      $9,989,492.68

====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999 $250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002 $110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003 $148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B  6.20% Asset Backed Notes due April 15, 2005
   $21,025,000  6.20% Deferred Purchase Price
           $100,000  6.20% Asset Backed Certificates


Payment Date:                                                                                                   16-Apr-01
(1)  Total Distribution Amount:                                                                             $9,989,492.68

(2)  Administration Fee:                                                                                          $166.67

(3)  Noteholders' Interest Distributable Amount applicable to A-1 Notes:                                            $0.00

(4)  Noteholders' Interest Carryover Shortfall applicable to A-1 Notes:                                             $0.00

(5)  Noteholders' Interest Distributable Amount applicable to A-2 Notes:                                            $0.00

(6)  Noteholders' Interest Carryover Shortfall applicable to A-2 Notes:                                             $0.00

(7)  Noteholders' Interest Distributable Amount applicable to A-3 Notes:                                        $9,405.62

(8)  Noteholders' Interest Carryover Shortfall applicable to A-3 Notes:                                             $0.00

(9)  Noteholders' Interest Distributable Amount applicable to A-4 Notes:                                      $693,536.25

(10)  Noteholders' Interest Carryover Shortfall applicable to A-4 Notes:                                            $0.00

(11)  Noteholders' Interest Distributable Amount applicable to b Notes:                                        $49,105.69

(12)  Noteholders' Interest Carryover Shortfall applicable to B Notes:                                              $0.00

(13)  Offered Noteholders' Interest Distributable Amount'                                                     $752,047.56
        deposited into Note Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(15)  % of Fixed Rate Principal Distribution Amount applicable to A-1 Noteholders                                   0.00%

(16)  A-1 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(17)  A-1 Noteholders' Principal Distributable Amount:                                                              $0.00

(18)  A-2 Noteholders' Monthly Principal Distributable Amount:                                                      $0.00

(19)  % of Fixed Rate Principal Distribution Amount applicable to A-2 Noteholders                                   0.00%

(20)  A-2 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(21)  A-2 Noteholders' Principal Distributable Amount:                                                              $0.00

(22)  A-3 Noteholders' Monthly Principal Distributable Amount:                                              $2,044,699.45

(23)  % of Fixed Rate Principal Distribution Amount applicable to A-3 Noteholders                                  22.43%

(24)  A-3 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(25)  A-3 Noteholders' Principal Distributable Amount:                                                      $2,044,699.45

(26)  A-4 Noteholders' Monthly Principal Distributable Amount:                                              $6,592,423.41

(27)  % of Fixed Rate Principal Distribution Amount applicable to A-4 Noteholders                                  72.32%

(28)  A-4 Noteholders' Principal Carryover Shortfall:                                                               $0.00

(29)  A-4 Noteholders' Principal Distributable Amount:                                                      $6,592,423.41

(30)  B Noteholders' Monthly Principal Distributable Amount:                                                  $478,574.09

(31)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to B Noteholders                     5.25%

(32)  B Noteholders' Principal Carryover Shortfall:                                                                 $0.00

(33)  B Noteholders' Principal Distributable Amount:                                                          $478,574.09

(34)  Noteholders' Principal Distribution Amount:                                                           $9,115,696.96

(35)  Noteholders' Distributable Amount:                                                                    $9,867,744.52

(36)  Deposit to Spread Account (from excess collections):                                                    $121,581.49

(37)  Specified Spread Account Balance (after all distributions and adjustments) :                          13,000,215.75
     The Lesser of:

     (a) 2.00% of the Initial Pool Balance                                                                  13,000,215.75


     (b) the Note Balance                                                                                   50,783,330.28

(38)  Spread Account Balance over the Specified Spread Account Balance:                                       $121,581.49

(39)  Deffered Purchase Price Interest Distribution Amount:                                                   $121,005.95

(40)  Deffered Purchase Price Interest Carryover Shortfall:                                                    $46,773.82

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Deffered Purchase Price           0.00%

(42) Deffered Purchase Price Principal Distributable Amount applicable to current period                            $0.00

(43)  Deffered Purchase Price Principal Carryover Shortfall:                                                        $0.00

(44)  Deffered Purchase Price Principal Distribution Amount:                                                        $0.00

(45)  Deffered Purchase Price Distribution Amount:                                                            $121,005.95

(39)  Certificateholders' Interest Distribution Amount:                                                           $575.54

(40)  Certificateholders' Interest Carryover Shortfall:                                                           $222.47

(41)  % of Fixed Rate & Floating Rate Principal Distribution Amount applicable to Certificates                      0.00%

(42) Certificates Principal Distributable Amount applicable to current period                                       $0.00

(43)  Certificates Principal Carryover Shortfall:                                                                   $0.00

(44)  Certificates Principal Distribution Amount:                                                                   $0.00

(45)  Certificates Distribution Amount:                                                                           $575.54

(46)  Servicing Fee:                                                                                               ($0.00)
====================================================================================================================================

CASE EQUIPMENT LOAN TRUST 1998-C
SERVICER'S CERTIFICATE

$86,400,000 Class A-1 5.42% Asset Backed Notes due December 15, 1999
$250,000,000 Class A-2 5.49% Asset Backed Notes due August 15, 2002
$110,000,000 Class A-3 5.52% Asset Backed Notes due June 15, 2003
$148,350,000 Class A-4 5.61% Asset Backed Notes due April 15, 2005
  $34,125,000 Class B 6.20% Asset Backed Notes due April 15, 2005
   $21,025,000 6.20% Deferred Purchase Price
           $100,000 6.20% Asset Backed Certificates

Payment Date:                                                                                                00-Jan-00

(47)  Excess Amounts Distributed To Seller:
     (a) Release of Remaining Fixed and Floating Rate Excess Distributions                                       $0.00
     (b) Release of Excess Amount in Negative Carry Account                                                      $0.00
     (b) Release of Excess Amount in Yield Supplement Account                                                    $0.00


(48)  Amount to be withdrawn from the Spread Account and deposited
     into the Note Distribution Account                                                                          $0.00

(49)  Pool Balance as of the opening of business on the first day of
           the Collection Period in which the Payment Date occurs:                                     $181,034,814.96

(50)  After giving effect to all distributions on such Payment Date:
           Outstanding Principal Balance of A-1 Notes:                                                           $0.00
           A-1 Note Pool Factor:                                                                             0.0000000

           Outstanding Principal Balance of A-2 Notes:                                                           $0.00
           A-2 Note Pool Factor:                                                                             0.0000000

           Outstanding Principal Balance of A-3 Notes:                                                           $0.00
           A-3 Note Pool Factor:                                                                             0.0000000

           Outstanding Principal Balance of A-4 Notes:                                                 $141,757,576.59
           A-4 Note Pool Factor:                                                                             0.9555617

           Outstanding Principal Balance of B Notes:                                                     $9,025,753.70
           B Note Pool Factor:                                                                               0.2644910

           Outstanding Principal Balance of the Deferred Purchase Price:                                $21,025,000.00
           Deferred Purchase Price Pool Factor:                                                              1.0000000

           Outstanding Principal Balance of the Certificates:                                               100,000.00
           Certificate Pool Factor:                                                                          1.0000000

(51)  Aggregate Purchase Amounts for related Collection Period:                                                  $0.00

(52)  Aggregate Amount of Realized Losses for the related Collection Period:                               $386,514.97

(53)  Spread Account Balance after giving effect to all distributions:                                  $13,000,215.75

                           1.0000000
  Period)
  B Note Pool Factor (End of                                                                 0.3803454
  Period)
  Certificate Pool Factor (End                                                               1.0000000
  of Period)
  Total Notes & Certificates Pool Factor (End of                                             0.3803444
  Period)

  Specified Spread Account Balance (after all                                           $15,500,015.62
  distributions and adjustments)

  Yield Supplement Account Balance (after                                                        $0.00
  alld3D===============================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHO3D==========================================================
CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO NOTEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
 $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                      16-Apr-01

(1)  Amount of principal being paid
on the Notes:

        (a)  A-1 Notes:                                                                                $0.00
               per $1,000 original                                                                     $0.00
        principal amount:

        (b)   A-2 Notes:                                                                               $0.00
                per $1,000 original                                                                    $0.00
        principal amount:

        (c)   A-3 Notes:                                                                      $20,271,740.15
                per $1,000 original                                                                  $147.97
        principal amount:

        (d)   A-4 Notes:                                                                               $0.00
                per $1,000 original                                                                    $0.00
        principal amount:

        (e)   B Notes:                                                                           $844,655.84
                per $1,000 original                                                                   $27.25
        principal amount:

        (f)   Total                                                                           $21,116,395.99

(2) Interest on the Notes

        (a)  A-1 Notes:                                                                                $0.00
               per $1,000 original                                                                     $0.00
        principal amount:

        (b)   A-2 Notes:                                                                               $0.00
                per $1,000 original                                                                    $0.00
        principal amount:

        (c)  A-3 Notes:                                                                          $307,057.12
               per $1,000 original                                                                     $2.24
        principal amount:

        (d)  A-4 Notes:                                                                        $1,067,209.58
               per $1,000 original                                                                     $4.81
        principal amount:

        (e)  B Notes:                                                                             $62,755.64
                per $1,000 original                                                                    $2.02
        principal amount:

        (f)   Total                                                                            $1,437,022.34

(3) Pool Balance at the end of the related Collection                                        $294,767,702.59
Period

(4)  After giving effect to distributions on current
Payment Date:

        (a) (i)  outstanding principal                                                                 $0.00
        amount of A-1 Notes:
             (ii)  A-1 Note Pool                                                                   0.0000000
        Factor:

        (b) (i)  outstanding principal                                                                 $0.00
        amount of A-2 Notes:
             (ii)  A-2 Note Pool                                                                   0.0000000
        Factor:

        (c) (i)  outstanding principal                                                        $45,526,213.51
        amount of A-3 Notes:
             (ii)  A-3 Note Pool                                                                   0.3323081
        Factor:

        (d) (i)  outstanding principal                                                       $221,950,000.00
        amount of A-4 Notes:
             (ii)  A-4 Note Pool                                                                   1.0000000
        Factor:

        (e) (i)  outstanding principal                                                        $11,790,708.10
        amount of B Notes:
             (ii)  B Note Pool Factor:                                                             0.3803454

        (f) (i)  Certificate Balance                                                          $15,500,000.00
             (ii)  Certificate Pool                                                                1.0000000
        Factor:

(5)  Amount of Servicing Fee:                                                                    $238,823.23
             per $1,000 Beginning of                                                              0.75604702
per     Collection Period:
$1,000
Original
Pool
Balance:

(6)  Amount of Administration Fee:                                                                   $166.67
             per $1,000 Beginning of                                                              0.00052762
per     Collection Period:
$1,000
Original
Pool
Balance:

(7)  Aggregate Purchase Amounts for Collection Period:                                                 $0.00

(8)  Aggregate amount of Realized
Losses for the
          Collection Period:                                                                     $553,283.08

(9)  Amount in Spread Account:                                                                $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                   $0.00

(11)  For the Final payment date with respect to the                                                      NA
Funding Period, the
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry                                                                         $0.00
Account:

(13)  Amount in Yield Supplement                                                                       $0.00
Account:

================================================================================

================================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
STATEMENT TO CERTIFICATEHOLDERS

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
 $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                      16-Apr-01

(1)  Amount of principal being paid
or distributed:

        (a)  A-1 Notes:                                                                                $0.00
               per $1,000 original                                                                     $0.00
        principal amount:

        (b)  A-2 Notes:                                                                                $0.00
               per $1,000 original                                                                     $0.00
        principal amount:

        (c)  A-3 Notes:                                                                       $20,271,740.15
               per $1,000 original                                                                   $147.97
        principal amount:

        (d)  A-4 Notes:                                                                                $0.00
               per $1,000 original                                                                     $0.00
        principal amount:

        (e)  B Notes:                                                                            $844,655.84
               per $1,000 original                                                                    $27.25
        principal amount:

        (f)  Certificates:                                                                             $0.00
               per $1,000 original                                                                     $0.00
        principal amount:

        (g)  Total:                                                                           $21,116,395.99

(2)   Amount of interest being paid
or distributed:

        (a)  A-1 Notes:                                                                                $0.00
               per $1,000 original                                                                     $0.00
        principal amount:

        (b)  A-2 Notes:                                                                                $0.00
               per $1,000 original                                                                     $0.00
        principal amount:

        (c)  A-3 Notes:                                                                          $307,057.12
               per $1,000 original                                                                     $2.24
        principal amount:

        (d)  A-4 Notes:                                                                        $1,067,209.58
               per $1,000 original                                                                     $4.81
        principal amount:

        (e)  B Notes:                                                                             $62,755.64
               per $1,000 original                                                                     $2.02
        principal amount:

        (f)  Certificates:                                                                       $129,330.83
               per $1,000 original                                                                     $8.34
        principal amount:

        (g)  Total:                                                                            $1,566,353.17

(3)  Pool Balance at end of related                                                          $294,767,702.59
Collection Period:

(4)  After giving effect to distributions on this Payment
Date:

        (a) (i)  outstanding principal                                                                 $0.00
        amount of A-1 Notes:
             (ii)  A-1 Note Pool                                                                   0.0000000
        Factor:

        (b) (i)  outstanding principal                                                                 $0.00
        amount of A-2 Notes:
             (ii)  A-2 Note Pool                                                                   0.0000000
        Factor:

        (c) (i)  outstanding principal                                                        $45,526,213.51
        amount of A-3 Notes:
             (ii)  A-3 Note Pool                                                                   0.3323081
        Factor:

        (d) (i)  outstanding principal                                                       $221,950,000.00
        amount of A-4 Notes:
             (ii)  A-4 Note Pool                                                                   1.0000000
        Factor:

        (e) (i)  outstanding principal                                                        $11,790,708.10
        amount of B Notes:
             (ii)  B Note Pool Factor:                                                             0.3803454

        (f) (i)  Certificate Balance                                                          $15,500,000.00
             (ii)  Certificate Pool                                                                1.0000000
        Factor:

(5)  Amount of Servicing Fee:                                                                    $238,823.23
             per $1,000 Beginning of                                                               0.7560470
        Collection Period:

(6)  Amount of Administration Fee:                                                                   $166.67
             per $1,000 Beginning of                                                               0.0005276
        Collection Period:

(7)  Aggregate Purchase Amounts for Collection Period:                                                 $0.00

(8)  Aggregate amount of Realized
Losses for the
          Collection Period:                                                                     $553,283.08

(9)  Amount in Spread Account:                                                                $15,500,015.62

(10)  Amount in Pre-Funding Account:                                                                   $0.00

(11)  For the Final payment date with respect to the                                     NA
Funding Period, the
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry                                                                         $0.00
Account:

(13)  Amount in Yield Supplement                                                                       $0.00
Account:

================================================================================

================================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
PAYMENT AND DEPOSIT INSTRUCTIONS TO
INDENTURE TRUSTEE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
 $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                      16-Apr-01

(1)  Payment of Administration Fee to                                                                $166.67
Administrator:

(2)  Offered Noteholders' Interest
Distributable Amount
        deposited into Note                                                                    $1,437,022.34
Distribution Account:

(3)  Noteholders' Principal
Distributable Amount to be
        deposited into Noteholders'                                                           $21,116,395.99
Distribution Account:

(4)  Certificateholders' Interest Distributable Amount to
be
        deposited into Certificateholders' Distribution                                          $129,330.83
Account:

(5)  Certificateholders' Principal Distributable Amount to
be
        deposited into Certificateholders' Distribution                                                $0.00
Account:

(6)  Payment of Servicing Fee to                                                                 $238,823.23
Servicer:

(7) Release to Seller from Excess Collections over                                                     $0.00
Distributions

Check for Error                                                                          NO ERROR
Sum of Above Distributions                                                               $22,921,739.06
Total Distribution Amount plus                                                           $22,921,739.06
Releases to Seller

================================================================================

================================================================================

CASE EQUIPMENT LOAN TRUST 1999-A
SERVICER'S CERTIFICATE

$75,550,000 Class A-1 4.950% Asset Backed Notes due April 7, 2000 $294,000,000 Class A-2 5.285% Asset Backed Notes due September 15, 2002 $137,000,000 Class A-3 5.600% Asset Backed Notes due July 15, 2003 $221,950,000 Class A-4 5.770% Asset Backed Notes due August 15, 2005
 $31,000,000 Class B 5.960% Asset Backed Notes due August 15, 2005 $15,500,000 5.960% Asset Backed Certificates

Payment Date:                                                                                      16-Apr-01
(1)  Total Distribution Amount:                                                               $22,921,739.06

(2)  Administration Fee:                                                                             $166.67

(3)  Noteholders' Interest Distributable Amount applicable                                             $0.00
to A-1 Notes:

(4)  Noteholders' Interest Carryover Shortfall applicable                                              $0.00
to A-1 Notes:

(5)  Noteholders' Interest Distributable Amount applicable                                             $0.00
to A-2 Notes:

(6)  Noteholders' Interest Carryover Shortfall applicable                                              $0.00
to A-2 Notes:

(7)  Noteholders' Interest Distributable Amount applicable                                       $307,057.12
to A-3 Notes:

(8)  Noteholders' Interest Carryover Shortfall applicable                                              $0.00
to A-3 Notes:

(9)  Noteholders' Interest Distributable Amount applicable                                     $1,067,209.58
to A-4 Notes:

(10)  Noteholders' Interest Carryover Shortfall applicable                                             $0.00
to A-4 Notes:

(11)  Noteholders' Interest Distributable Amount                                                  $62,755.64
applicable to B Notes:

(12)  Noteholders' Interest Carryover Shortfall applicable                                             $0.00
to B Notes:

(13)  Offered Noteholders' Interest Distributable Amount'                                      $1,437,022.34
        deposited into Note
Distribution Account:

(14)  A-1 Noteholders' Monthly Principal Distributable                                                 $0.00
Amount:

(15)  % of Principal Distribution Amount applicable to A-1                                             0.00%
Noteholders

(16)  A-1 Noteholders' Principal                                                                       $0.00
Carryover Shortfall:

(17)  A-1 Noteholders' Principal                                                                       $0.00
Distributable Amount:

(18)  A-2 Noteholders' Monthly Principal Distributable                                                 $0.00
Amount:

(19)  % of Principal Distribution Amount applicable to A-2                                             0.00%
Noteholders

(20)  A-2 Noteholders' Principal                                                                       $0.00
Carryover Shortfall:

(21)  A-2 Noteholders' Principal                                                                       $0.00
Distributable Amount:

(22)  A-3 Noteholders' Monthly Principal Distributable                                        $20,271,740.15
Amount:

(23)  % of Principal Distribution Amount applicable to A-3                                            96.00%
Noteholders

(24)  A-3 Noteholders' Principal                                                                       $0.00
Carryover Shortfall:

(25)  A-3 Noteholders' Principal                                                              $20,271,740.15
Distributable Amount:

(26)  A-4 Noteholders' Monthly Principal Distributable                                                 $0.00
Amount:

(27)  % of Principal Distribution Amount applicable to A-4                                             0.00%
Noteholders

(28)  A-4 Noteholders' Principal                                                                       $0.00
Carryover Shortfall:

(29)  A-4 Noteholders' Principal                                                                       $0.00
Distributable Amount:

(30)  B Noteholders' Monthly Principal Distributable                                             $844,655.84
Amount:

(31)  % of Principal Distribution Amount applicable to B                                               4.00%
Noteholders

(32)  B Noteholders' Principal                                                                         $0.00
Carryover Shortfall:

(33)  B Noteholders' Principal                                                                   $844,655.84
Distributable Amount:

(34)  Noteholders' Principal                                                                  $21,116,395.99
Distribution Amount:

(35)  Noteholders' Distributable                                                              $22,553,418.33
Amount:

(36)  Deposit to Spread Account (from excess collections):                                       $368,154.06

(37)  Specified Spread Account Balance (after all                                             $15,500,015.62
distributions and adjustments) :
        The Lesser of:

        (a) 2.00% of the Initial Pool                                                         $15,500,015.62
        Balance

        (b) the Note Balance                                                                 $279,266,921.61

(38)  Spread Account Balance over the Specified Spread                                           $368,154.06
Account Balance:

(39)  Certificateholders' Interest                                                               $129,330.83
Distributable Amount:

(40)  Certificateholders' Interest                                                                     $0.00
Carryover Shortfall:

(41)  % of Principal Distribution Amount applicable to                                                 0.00%
Certificat holders

(42) Certificateholders' Principal Distributable Amount                                                $0.00
applicable to current period

(43)  Certificateholders' Principal                                                                    $0.00
Carryover Shortfall:

(44)  Certificateholders' Principal Distributable Amount:                                              $0.00

(45)  Certificateholders'                                                                        $129,330.83
Distributable Amount:

(46)  Servicing Fee:                                                                             $238,823.23

(47)  Excess Amounts Distributed To
Seller:
        (a) Release of Remaining                                                                       $0.00
        Excess Distributions
        (b) Release of Excess Amount in Negative Carry                                                 $0.00
        Account
        (c) Release of Excess Amount in Yield Supplement                                               $0.00
        Account

(48)  Amount to be withdrawn from the Spread Account and
deposited
        into the Note Distribution                                                                     $0.00
        Account

(49)  Pool Balance as of the opening of business on the
first day of
           the Collection Period in which the Payment Date                                   $315,884,098.58
occurs:

(50)  After giving effect to all distributions on such
Payment Date:
           Outstanding Principal                                                                       $0.00
Balance of A-1 Notes:
           A-1 Note Pool Factor:                                                                   0.0000000

           Outstanding Principal                                                                       $0.00
Balance of A-2 Notes:
           A-2 Note Pool Factor:                                                                   0.0000000

           Outstanding Principal                                                              $45,526,213.51
Balance of A-3 Notes:
           A-3 Note Pool Factor:                                                                   0.3323081

           Outstanding Principal                                                             $221,950,000.00
Balance of A-4 Notes:
           A-4 Note Pool Factor:                                                                   1.0000000

           Outstanding Principal                                                              $11,790,708.10
Balance of B Notes:
           B Note Pool Factor:                                                                     0.3803454

           Outstanding Principal                                                              $15,500,000.00
Balance of the Certificates:
           Certificate Pool Factor:                                                                1.0000000

(51)  Aggregate Purchase Amounts for related Collection                                                $0.00
Period:

(52)  Aggregate Amount of Realized Losses for the related                                        $553,283.08
Collection Period:

(53)  Spread Account Balance after giving effect to all                                       $15,500,015.62
distributions:

================================================================================

                                                  02-May-01

Mr. Bruce Fabrikant
Senior Analyst
Moody's Investors Service
99 Church Street, 4th Floor
New York, NY  10007

Subject:  Case Equipment Loan Trust
1999-A

Dear Bruce:

Per our agreement at closing, the following information regarding the Case Equipment Loan Trust 1999-A is provided to Moody's for the following collection period.

          Pool Balance on                                              06-Mar-01
                                                                 $315,884,098.58
          Pool Balance on                                              05-Apr-01
                                                                 $294,767,702.59

          Realized Losses during collection period:                  $553,283.08

          Aggregate Scheduled Payments delinquent by more
          than 60 days at the end of collection period:            $3,800,130.05

          Aggregate Contract Value of all Receivables as to
          which the related Financed Equipment has been
          repossessed but in which the Receivable has not
          been liquidated at the end of the collection period:     $4,215,174.95

Total Collections During the                                      $22,921,739.06
Collection Period:

Sincerely,


Ralph Than
Case Credit Corporation

CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
  $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

                                                                      26-Apr-01
                                                                       04:39 PM
Prepared by  Suzhen Ruan (262) 636 - 7381                       File: us99b.xls

                                                    -----------------------------------------------------------------------
NPV Data Input Section                                     31-Jul-99          05-Apr-01       05-Apr-01          05-Apr-01
                                                    -----------------------------------------------------------------------
Scheduled cash flows as of the (Retail) Cutoff               Pool 1A   Pool 1A (Retail)   Pool 1B (FPL) Pool 1C (Forestry)

                                                  0       481,775.39       5,055,337.02    1,213,019.44       2,007,449.87
                                                  1     5,059,574.60       5,565,682.59      320,765.34         819,847.03
                                                  2     3,773,678.37       8,061,466.19      329,603.34         609,575.21
                                                  3     3,851,991.40       6,151,653.58      330,760.13         614,421.83
                                                  4     4,702,792.68       2,999,435.75      331,460.70         542,627.17
                                                  5     5,067,768.29       3,003,232.56      331,460.69         596,149.16
                                                  6     4,071,715.23       2,839,971.64      329,639.22         637,401.60
                                                  7     4,038,884.53       3,087,615.45      328,853.10         625,966.76
                                                  8     3,996,341.52       3,918,103.87      325,720.13         663,160.92
                                                  9     4,912,452.87       3,346,988.86      322,177.24         654,880.94
                                                 10     8,479,682.24       2,758,552.00      323,147.44         552,179.91
                                                 11    10,770,271.64       2,893,625.43      319,708.34         681,129.71
                                                 12     6,415,977.99       3,355,769.19      275,399.37         871,338.17
                                                 13     4,279,065.28       5,406,508.60      303,607.81         736,433.04
                                                 14     3,692,654.06       7,658,535.91      253,407.92         552,239.09
                                                 15     3,914,171.50       5,598,178.08      231,740.43         580,652.26
                                                 16     4,814,300.45       2,314,336.82      232,106.44         484,016.46
                                                 17     5,177,437.20       2,314,418.32      235,898.23         514,633.70
                                                 18     4,020,165.77       2,134,242.80      215,870.11         531,521.98
                                                 19     3,976,214.78       2,320,055.01      221,090.12         563,300.22
                                                 20     3,904,237.93       2,995,115.74      217,073.18         605,237.93
                                                 21     4,793,046.78       2,615,238.41      216,357.41         539,266.16
                                                 22     8,277,912.97       2,061,853.41      211,022.86         423,992.50
                                                 23    10,528,135.84       2,075,911.16      193,109.42         525,578.28
                                                 24     6,144,249.72       2,200,241.99      172,250.67         631,375.62
                                                 25     4,046,669.64       3,375,282.78      126,796.07         573,489.60
                                                 26     3,520,434.77       5,286,209.23       81,007.36         371,089.44
                                                 27     3,723,066.71       3,571,784.24       85,148.52         365,212.11
                                                 28     4,593,112.31       1,179,921.40       64,771.36         281,338.49
                                                 29     5,011,131.36       1,184,004.17       64,245.17         292,511.35
                                                 30     3,850,651.66       1,049,218.13       39,136.83         297,558.44
                                                 31     3,836,975.60       1,156,036.89       37,287.66         332,703.74
                                                 32     3,697,034.07       1,653,428.00       37,287.66         366,024.64
                                                 33     4,550,885.12       1,429,220.51       51,240.83         270,237.32
                                                 34     7,757,673.60       1,077,189.18       37,287.66         341,752.32
                                                 35     9,801,528.47         959,572.00       28,193.62         258,839.42
                                                 36     5,329,897.26       1,053,516.16       22,900.11         357,976.37
                                                 37     3,143,387.64       1,753,098.18       18,479.70         328,886.01
                                                 38     2,685,421.69       3,397,668.92        6,712.26         123,792.00
                                                 39     2,813,930.77       1,946,374.88        3,968.10         140,547.51
                                                 40     3,562,297.12         379,484.49            0.00          11,055.18
                                                 41     3,819,572.90         245,491.17        9,678.40          34,761.11
                                                 42     2,906,585.74         138,523.39        4,384.42           1,449.40
                                                 43     2,960,575.33         150,384.19        5,530.92          10,455.02
                                                 44     2,611,041.41         147,870.81            0.00           1,449.40
                                                 45     2,867,873.08          57,805.55            0.00               0.00
                                                 46     5,392,899.05           7,799.88            0.00               0.00
                                                 47     6,660,526.49          37,331.69            0.00               0.00
                                                 48     3,457,675.04          93,444.36            0.00          15,694.17
                                                 49     1,638,195.92          84,173.70            0.00               0.00
                                                 50     1,311,517.20          36,113.44            0.00               0.00
                                                 51     1,333,023.47               0.00            0.00               0.00
                                                 52     2,001,078.85               0.00            0.00               0.00
                                                 53     2,120,018.12               0.00            0.00               0.00
                                                 54     1,446,112.14               0.00            0.00               0.00
                                                 55     1,516,553.93               0.00            0.00               0.00
                                                 56     1,187,229.73          16,368.52            0.00               0.00
                                                 57     1,359,950.96               0.00            0.00               0.00
                                                 58     3,294,291.18               0.00            0.00               0.00
                                                 59     4,258,852.11               0.00            0.00               0.00
                                                 60     1,631,860.97               0.00            0.00               0.00
                                                 61       337,455.66               0.00            0.00               0.00
                                                 62       105,439.75               0.00            0.00               0.00
                                                 63       132,943.66               0.00            0.00               0.00
                                                 64       256,320.92               0.00            0.00               0.00
                                                 65        58,917.25               0.00            0.00               0.00
                                                 66        13,059.81               0.00            0.00               0.00
                                                 67        40,978.93               0.00            0.00               0.00
                                                 68        83,229.11               0.00            0.00               0.00
                                                 69        52,328.99               0.00            0.00               0.00
                                                 70        31,339.71               0.00            0.00               0.00
                                                 71        55,550.47               0.00            0.00               0.00
                                                 72             0.00               0.00            0.00               0.00
                                                 73             0.00               0.00            0.00               0.00
                                                 74             0.00               0.00            0.00               0.00
                                                    -----------------------------------------------------------------------

Total Time Balance of Scheduled Cash Flows            256,011,594.71     124,199,386.24    8,509,305.73      21,341,198.56

                                                    -------------------------------------------------------------------------------
NPV Data Input Section                                     05-Apr-01       05-Apr-01        05-Apr-01     05-Apr-01      05-Apr-01
                                                    -------------------------------------------------------------------------------
Scheduled cash flows as of the (Retail) Cutoff      Pool 1D (Trucks)         Pool 2A          Pool 2B        Pool 3         Pool 4

                                                  0     3,394,667.99    2,028,039.43     1,865,558.38    119,247.06   5,458,951.76
                                                  1       802,470.86    1,107,135.99     1,026,847.73          0.00   1,913,711.99
                                                  2       836,001.16    1,375,055.63     1,055,548.63     17,970.13   1,950,296.03
                                                  3       808,667.56    2,773,392.92     1,157,966.05          0.00   2,106,485.15
                                                  4       798,545.44    4,207,229.09     2,769,127.95          0.00   2,136,937.74
                                                  5       800,788.88    2,070,454.23     6,710,908.63    102,101.36   5,481,642.51
                                                  6       782,023.07    1,133,512.50     1,407,517.19     18,205.11   6,145,780.38
                                                  7       776,333.26    1,544,967.40     1,685,087.05      5,184.06   3,083,400.67
                                                  8       792,985.39    1,721,780.55     1,909,900.78      2,650.81   2,594,816.47
                                                  9       749,577.96    1,416,762.02     1,478,156.00          0.00   2,103,612.62
                                                 10       758,751.83    1,260,973.66     1,174,059.34          0.00   1,940,856.32
                                                 11       713,388.53    1,092,507.91     1,200,963.02          0.00   2,132,146.48
                                                 12       720,543.91    1,144,031.27     1,020,519.21          0.00   1,932,603.09
                                                 13       753,336.05    1,088,165.56       995,398.97          0.00   1,762,945.09
                                                 14       777,599.77    1,317,858.38     1,001,659.13          0.00   1,753,482.11
                                                 15       677,106.25    2,710,249.31     1,067,161.79          0.00   1,857,696.07
                                                 16       652,252.47    4,040,458.64     2,657,842.54          0.00   1,775,430.47
                                                 17       641,424.35    1,915,038.72     6,524,466.97          0.00   5,144,976.93
                                                 18       637,502.53      967,757.14     1,253,611.87          0.00   5,647,615.56
                                                 19       620,526.52    1,280,863.71     1,548,860.65          0.00   2,621,679.27
                                                 20       609,838.99    1,532,165.57     1,755,164.68          0.00   2,573,731.76
                                                 21       553,890.06    1,215,604.28     1,279,996.49          0.00   1,756,205.00
                                                 22       571,723.78    1,070,829.37     1,004,327.42          0.00   1,588,068.25
                                                 23       530,961.31      917,775.20       977,892.56          0.00   1,784,392.80
                                                 24       501,886.85      979,242.58       853,503.30          0.00   1,578,773.15
                                                 25       485,926.74      904,327.21       819,046.69          0.00   1,374,975.67
                                                 26       452,808.38    1,135,284.98       825,271.08          0.00   1,308,747.97
                                                 27       414,066.86    2,169,944.41       891,356.94          0.00   1,411,656.74
                                                 28       376,008.83    3,054,974.21     2,216,421.46          0.00   1,329,551.67
                                                 29       377,620.17    1,389,227.11     5,081,250.39          0.00   4,090,343.18
                                                 30       361,203.53      476,048.36       745,902.02          0.00   4,193,038.35
                                                 31       345,060.85      800,194.05     1,139,030.26          0.00   1,699,972.23
                                                 32       352,230.29      983,160.88     1,281,077.26          0.00   1,317,377.79
                                                 33       278,765.73      738,833.36       813,230.38          0.00     927,323.72
                                                 34       297,028.17      589,154.67       505,594.55          0.00     751,527.91
                                                 35       285,981.66      529,543.14       523,179.74          0.00     909,761.53
                                                 36       279,647.46      504,582.42       405,398.28          0.00     675,793.15
                                                 37       246,364.34      436,960.62       399,834.07          0.00     658,518.84
                                                 38       171,720.20      656,080.02       375,696.88          0.00     514,231.60
                                                 39       166,488.43    1,452,004.07       449,261.70          0.00     573,239.19
                                                 40        68,510.80    1,958,445.68     1,530,936.88          0.00     635,655.88
                                                 41        61,662.63      859,359.23     4,138,232.54          0.00   2,919,633.93
                                                 42        60,309.84       94,877.70       408,949.45          0.00   2,934,538.82
                                                 43        10,581.77      375,310.37       586,031.40          0.00     805,691.62
                                                 44        17,161.77      348,780.62       434,463.73          0.00     615,089.31
                                                 45         8,343.73      242,428.56       200,307.77          0.00     277,075.86
                                                 46         8,343.73       41,035.61        44,378.59          0.00      52,388.40
                                                 47         8,343.73       14,740.11        39,720.75          0.00      98,390.32
                                                 48        17,295.89       38,352.83         8,749.51          0.00      25,009.19
                                                 49       198,456.56       45,035.77        37,021.54          0.00       8,477.97
                                                 50             0.00      235,615.77        15,644.27          0.00      15,660.57
                                                 51             0.00      306,287.53        40,356.92          0.00      23,907.81
                                                 52             0.00            0.00       211,408.59          0.00      52,886.78
                                                 53             0.00       21,523.50        13,417.52          0.00     483,211.28
                                                 54             0.00            0.00             0.00          0.00           0.00
                                                 55             0.00            0.00             0.00          0.00           0.00
                                                 56             0.00            0.00             0.00          0.00      20,285.76
                                                 57             0.00            0.00             0.00          0.00       9,826.53
                                                 58             0.00            0.00             0.00          0.00           0.00
                                                 59             0.00            0.00             0.00          0.00           0.00
                                                 60             0.00            0.00             0.00          0.00           0.00
                                                 61             0.00            0.00             0.00          0.00           0.00
                                                 62             0.00            0.00             0.00          0.00           0.00
                                                 63             0.00            0.00             0.00          0.00           0.00
                                                 64             0.00            0.00             0.00          0.00           0.00
                                                 65             0.00            0.00             0.00          0.00           0.00
                                                 66             0.00            0.00             0.00          0.00           0.00
                                                 67             0.00            0.00             0.00          0.00           0.00
                                                 68             0.00            0.00             0.00          0.00           0.00
                                                 69             0.00            0.00             0.00          0.00           0.00
                                                 70             0.00            0.00             0.00          0.00           0.00
                                                 71             0.00            0.00             0.00          0.00           0.00
                                                 72             0.00            0.00             0.00          0.00           0.00
                                                 73             0.00            0.00             0.00          0.00           0.00
                                                 74             0.00            0.00             0.00          0.00           0.00
                                                    -------------------------------------------------------------------------------

Total Time Balance of Scheduled Cash Flows             25,612,726.86   62,313,963.85    69,563,217.49    265,358.53  99,540,027.24

================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B
$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Prepared by  Suzhen Ruan (262) 636 - 7381                               04/26/01
                                                                        04:39 PM

Scheduled Payment Date                                                                    15-Apr-01
Actual Payment Date                                                                       16-Apr-01
Collection Period Begin Date                                                              06-Mar-01
Collection Period End Date                                             31-Jul-99          05-Apr-01
Days in accrual period (30/360)                                                                  30
Days in accrual period (ACT/360)                                                                 32

PART I -- MONTHLY DATA INPUT

 Receipts During the Period                                                          $16,152,333.19

Warranty Repurchases
    Contracts deferred beyond Final                                                           $0.00
Scheduled Maturity Date
    Government obligors                                                                       $0.00
          Total Warranty Repurchases                                                          $0.00

Total Collections For The Period                                                     $16,152,333.19

Total Collection                                                                     $16,152,333.19
Negative Carry Withdrawls                                                                     $0.00
Yield Supplement Withdrawals                                                                  $0.00

Reinvestment Income (including Pre-Funding Account,                                      $97,630.81
Spread Account (and YSA if any))
Pre-Funding Account Reinvestment Income                                                       $0.00

    Total Distribution Amount                                                        $16,249,964.00

MISCELLANEOUS DATA

    TOTAL COLLATERAL
    Scheduled Amounts 30 - 59 days past                                               $9,390,287.66
due
    Scheduled Amounts 60 days or more                                                 $3,877,905.90
past due
    Net Losses on Liquidated Receivables                                              $1,963,400.79
    Number of Loans at Beginning of Period                                                   17,063
    Number of Loans at End of Period                                                         16,744
    Repossessed Equipment not Sold or                                                 $4,257,539.95
Reassigned (Beginning)
    Repossessed Equipment not Sold or                                                 $5,361,174.33
Reassigned (End)

================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Actual Payment Date                                                                       16-Apr-01
Collection Period Begin Date                                                              06-Mar-01
Collection Period End Date                                                                05-Apr-01

PART II -- SUMMARY

Total Principal Balance of Notes and                                                $381,224,925.40
Certificates (Beginning of Period)
    A-1 Note Beginning Principal Balance                                                      $0.00
    A-2 Note Beginning Principal Balance                                             $64,198,803.76
    A-3 Note Beginning Principal Balance                                            $100,000,000.00
    A-4 Note Beginning Principal Balance                                            $182,371,000.00
    B Note Beginning Principal Balance                                               $17,155,121.64
    Certificate Beginning Principal                                                  $17,500,000.00
    Balance

Total Principal Balance of Notes and                                                $365,675,333.60
Certificates (End of Period)
    A-1 Note Principal Balance (End of                                                        $0.00
    Period)
                                            A-1 Note Pool Factor (End of Period)          0.0000000
    A-2 Note Principal Balance (End of                                               $49,348,943.59
    Period)
                                            A-2 Note Pool Factor (End of Period)          0.1644965
    A-3 Note Principal Balance (End of                                              $100,000,000.00
    Period)
                                            A-3 Note Pool Factor (End of Period)          1.0000000
    A-4 Note Principal Balance (End of                                              $182,371,000.00
    Period)
                                            A-4 Note Pool Factor (End of Period)          1.0000000
    B Note Principal Balance (End of                                                 $16,455,390.01
    Period)
                                              B Note Pool Factor (End of Period)          0.5223933
    Certificate Principal Balance (End of                                            $17,500,000.00
    Period)
                                                 Certificate Pool Factor (End of          1.0000000
                                                                         Period)

CONTRACT VALUE DECLINE                                                               $15,549,591.80
    Pool Balance (Beg. of Collection                                                $381,224,925.40
    Period)
    Pool Balance (End of Collection                                                 $365,675,333.60
    Period)

Total Distribution Amount (TDA)                                                      $16,249,964.00
    Total Collections and Investment                                                 $16,249,964.00
    Income for the Period
    Negative Carry Amount                                                                     $0.00

Principal Distribution Amount  (PDA)                                                 $15,549,591.80

Principal Allocation to Notes and                                                    $15,549,591.80
Certificates
    A-1 Noteholders' Principal                                                                $0.00
    Distributable Amount
    A-2 Noteholders' Principal                                                       $14,849,860.17
    Distributable Amount
    A-3 Noteholders' Principal                                                                $0.00
    Distributable Amount
    A-4 Noteholders' Principal                                                                $0.00
    Distributable Amount
    B Noteholders' Principal                                                            $699,731.63
    Distributable Amount
    Certificateholders' Principal                                                             $0.00
    Distributable Amount

Interest Distributable Amount                                                         $2,457,956.64
    Noteholders' Interest Distributable Amount                                                $0.00
    applicable to A-1 Notes
    Noteholders' Interest Distributable Amount                                          $338,648.69
    applicable to A-2 Notes
    Noteholders' Interest Distributable Amount                                          $555,000.00
    applicable to A-3 Notes
    Noteholders' Interest Distributable Amount                                        $1,048,633.25
    applicable to A-4 Notes
    Noteholders' Interest Distributable                                                 $100,786.34
    Amount applicable to B Notes
    Certificateholders' Interest                                                        $414,888.36
    Distributable Amount

Spread Account
    Beginning Spread Account Balance                                                 $11,372,366.40
    Deposit to Spread Account from                                                            $0.00
    Pre-Funding Account
    Deposit to Spread Account from Excess Collections                                         $0.00
    over Distributions
    Distribution from Spread Account for                                              $1,342,862.75
    Interest / Principal Shortfall

    Specified Spread Account Balance                                                 $14,000,005.12
    Ending Spread Account Balance (after                                             $10,029,503.65
    distributions)

Credit Enhancement                                                                            2.74%
    Spread account % of Ending Pool                                                           2.74%
    Balance
    Overcollateralization % of Ending                                                         0.00%
    Pool Balance

    Scheduled Amounts 30 - 59 days past                                               $9,390,287.66
    due
                                            as % of Ending Pool                               2.57%
                                                        Balance
    Scheduled Amounts 60 days or more                                                 $3,877,905.90
    past due
                                            as % of Ending Pool                               1.06%
                                                        Balance
    Net Losses on Liquidated Receivables                                              $1,963,400.79
                                            as % of Ending Pool                               0.54%
                                                        Balance

PART III -- SERVICING CALCULATIONS                                     16-Apr-01

1.  SOURCES AND USES OF COLLECTION                             Pool 1A   Pool 1A (Retail)   Pool 1B (FPL) Pool 1C (Forestry)
ACCOUNT BALANCE                                        (Retail) Cutoff

Wtd. Avg. APR                                                   8.911%             8.911%          8.911%             8.911%
Contract Value (Beg. of Collection                                        $115,383,776.96   $8,555,100.48     $19,945,700.42
Period), by origination pool
Contract Value  (End of Collection                     $211,934,021.03    $111,039,561.41   $7,851,304.60     $19,138,203.59
                                                       ----------------  ----------------  --------------    ---------------
Period), by origination pool
Contract Value Decline                                                      $4,344,215.55     $703,795.88        $807,496.83
                                                                                    3.77%           8.23%              4.05%
Initial Pool Balance                                                      $700,000,255.78
Pool Balance (End of Collection                                           $365,675,333.60
Period)

Collections and Investment Income for                                      $16,249,964.00
the period
Negative Carry Amount                                                               $0.00

Total Distribution Amount (TDA)                                            $16,249,964.00
One-Time adjustment to Dec-15-99 PDA
Principal Distribution Amount  (PDA)                                       $15,549,591.80

Initial B Percentage                                                               4.500%
Unscheduled Principal (per pool)                                                    $0.00           $0.00              $0.00
Total Unscheduled Principal                                                         $0.00

2.  CALCULATION OF DISTRIBUTABLE
AMOUNTS

A-1 Note Beginning Principal Balance                                                $0.00
A-1 Noteholders' Principal Carryover                                                $0.00
Shortfall (Previous Period)
A-1 Noteholders' Share of the                                                       0.00%
Principal Distribution Amount
A-1 Noteholders' Principal                                                          $0.00
Distributable Amount

Principal Distribution Amount                                              $15,549,591.80
Remaining

A-2 Note Beginning Principal Balance                                       $64,198,803.76
A-2 Noteholders' Principal Carryover                                                $0.00
Shortfall (Previous Period)
A-2 Noteholders' Share of the                                                      95.50%
Principal Distribution Amount
A-2 Noteholders' Principal                                                 $14,849,860.17
Distributable Amount

Principal Distribution Amount                                                 $699,731.63
Remaining

A-3 Note Beginning Principal Balance                                      $100,000,000.00
A-3 Noteholders' Principal Carryover                                                $0.00
Shortfall (Previous Period)
A-3 Noteholders' Share of the                                                       0.00%
Principal Distribution Amount
A-3 Noteholders' Principal                                                          $0.00
Distributable Amount

Principal Distribution Amount                                                 $699,731.63
Remaining

A-4 Note Beginning Principal Balance                                      $182,371,000.00
A-4 Noteholders' Principal Carryover                                                $0.00
Shortfall (Previous Period)
A-4 Noteholders' Share of the                                                       0.00%
Principal Distribution Amount
A-4 Noteholders' Principal                                                          $0.00
Distributable Amount

Principal Distribution Amount                                                 $699,731.63
Remaining

B Note Beginning Principal Balance                                         $17,155,121.64
B Noteholders' Principal Carryover                                                  $0.00
Shortfall (Previous Period)
B Noteholders' Share of the Principal                                               4.50%
Distribution Amounts
B Noteholders' Principal                                                      $699,731.63
Distributable Amount

Principal Distribution Amount                                                       $0.00
Remaining

Certificate Beginning Principal                                            $17,500,000.00
Balance
Certificateholders' Principal Carryover                                             $0.00
Shortfall (Previous Period)
Certificateholders' Share of the                                                    0.00%
Principal Distribution Amounts
Certificateholders' Principal                                                       $0.00
Distributable Amount

Interest Accrued on Class A-1 Notes                            5.6740%              $0.00
this period
Noteholders' Interest Carryover Shortfall (Previous                                 $0.00
Period) applicable to A-1 Notes
Interest Due (in Arrears) on above                                                  $0.00
Shortfall
Noteholders' Interest Distributable Amount                                          $0.00
applicable to A-1 Notes

Interest Accrued on Class A-2 Notes                            6.3300%        $338,648.69
this period
Noteholders' Interest Carryover Shortfall (Previous                                 $0.00
Period) applicable to A-2 Notes
Interest Due (in Arrears) on above                                                  $0.00
Shortfall
Noteholders' Interest Distributable Amount                                    $338,648.69
applicable to A-2 Notes

Interest Accrued on Class A-3 Notes                            6.6600%        $555,000.00
this period
Noteholders' Interest Carryover Shortfall (Previous                                 $0.00
Period) applicable to A-3 Notes
Interest Due (in Arrears) on above                                                  $0.00
Shortfall
Noteholders' Interest Distributable Amount                                    $555,000.00
applicable to A-3 Notes

Interest Accrued on Class A-4 Notes                            6.9000%      $1,048,633.25
this period
Noteholders' Interest Carryover Shortfall (Previous                                 $0.00
Period) applicable to A-4 Notes
Interest Due (in Arrears) on above                                                  $0.00
Shortfall
Noteholders' Interest Distributable Amount                                  $1,048,633.25
applicable to A-4 Notes

Interest Accrued on Class A-1, A-2, A-3                                     $1,942,281.94
and A-4 Notes this period
Offered Noteholders' Interest Carryover Shortfall                                   $0.00
(Previous Period)
Interest Due (in Arrears) on above                                                  $0.00
Shortfall
Offered Noteholders' Interest                                               $1,942,281.94
Distributable Amount

Interest Accrued on Class B Notes                              7.0500%        $100,786.34
this period
Noteholders' Interest Carryover Shortfall (Previous                                 $0.00
Period) applicable to B Notes
Interest Due (in Arrears) on above                                                  $0.00
Shortfall
Noteholders' Interest Distributable                                           $100,786.34
Amount applicable to B Notes

Interest Accrued on Certificates this                          7.0500%        $102,812.50
period
Certificateholders' Interest Carryover                                        $310,253.12
Shortfall (Previous Period)
Interest Due (in Arrears) on Above                                              $1,822.74
Shortfall
Certificateholders' Interest                                                  $414,888.36
Distributable Amount

1.  SOURCES AND USES OF COLLECTION                    Pool 1D (Trucks)         Pool 2A         Pool 2B       Pool 3          Pool 4
ACCOUNT BALANCE

Wtd. Avg. APR                                                   8.911%          8.300%          8.300%       8.156%          8.506%
Contract Value (Beg. of Collection                      $24,461,493.85  $57,274,809.62  $63,656,457.24  $354,506.32  $91,593,080.51
Period), by origination pool
Contract Value  (End of Collection                      $23,119,471.99  $55,137,753.98  $61,188,465.48  $260,611.67  $87,939,960.88
                                                       ---------------  --------------  --------------  -----------  --------------
Period), by origination pool
Contract Value Decline                                   $1,342,021.86   $2,137,055.64   $2,467,991.76   $93,894.65   $3,653,119.63
                                                                 5.49%           3.73%           3.88%       26.49%           3.99%
Initial Pool Balance
Pool Balance (End of Collection
Period)

Collections and Investment Income for
the period
Negative Carry Amount

Total Distribution Amount (TDA)
One-Time adjustment to Dec-15-99 PDA
Principal Distribution Amount  (PDA)

Initial B Percentage
Unscheduled Principal (per pool)                                 $0.00           $0.00           $0.00        $0.00           $0.00
Total Unscheduled Principal

2.  CALCULATION OF DISTRIBUTABLE
AMOUNTS

A-1 Note Beginning Principal Balance
A-1 Noteholders' Principal Carryover
Shortfall (Previous Period)
A-1 Noteholders' Share of the
Principal Distribution Amount
A-1 Noteholders' Principal
Distributable Amount

Principal Distribution Amount
Remaining

A-2 Note Beginning Principal Balance
A-2 Noteholders' Principal Carryover
Shortfall (Previous Period)
A-2 Noteholders' Share of the
Principal Distribution Amount
A-2 Noteholders' Principal
Distributable Amount

Principal Distribution Amount
Remaining

A-3 Note Beginning Principal Balance
A-3 Noteholders' Principal Carryover
Shortfall (Previous Period)
A-3 Noteholders' Share of the
Principal Distribution Amount
A-3 Noteholders' Principal
Distributable Amount

Principal Distribution Amount
Remaining

A-4 Note Beginning Principal Balance
A-4 Noteholders' Principal Carryover
Shortfall (Previous Period)
A-4 Noteholders' Share of the
Principal Distribution Amount
A-4 Noteholders' Principal
Distributable Amount

Principal Distribution Amount
Remaining

B Note Beginning Principal Balance
B Noteholders' Principal Carryover
Shortfall (Previous Period)
B Noteholders' Share of the Principal
Distribution Amounts
B Noteholders' Principal
Distributable Amount

Principal Distribution Amount
Remaining

Certificate Beginning Principal
Balance
Certificateholders' Principal Carryover
Shortfall (Previous Period)
Certificateholders' Share of the
Principal Distribution Amounts
Certificateholders' Principal
Distributable Amount

Interest Accrued on Class A-1 Notes
this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-1 Notes
Interest Due (in Arrears) on above
Shortfall
Noteholders' Interest Distributable Amount applicable to A-1 Notes

Interest Accrued on Class A-2 Notes
this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-2 Notes
Interest Due (in Arrears) on above
Shortfall
Noteholders' Interest Distributable Amount applicable to A-2 Notes

Interest Accrued on Class A-3 Notes
this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-3 Notes
Interest Due (in Arrears) on above
Shortfall
Noteholders' Interest Distributable Amount applicable to A-3 Notes

Interest Accrued on Class A-4 Notes
this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to A-4 Notes
Interest Due (in Arrears) on above
Shortfall
Noteholders' Interest Distributable Amount applicable to A-4 Notes

Interest Accrued on Class A-1, A-2, A-3
and A-4 Notes this period
Offered Noteholders' Interest Carryover Shortfall
(Previous Period)
Interest Due (in Arrears) on above
Shortfall
Offered Noteholders' Interest
Distributable Amount

Interest Accrued on Class B Notes
this period
Noteholders' Interest Carryover Shortfall (Previous
Period) applicable to B Notes
Interest Due (in Arrears) on above
Shortfall
Noteholders' Interest Distributable
Amount applicable to B Notes

Interest Accrued on Certificates this
period
Certificateholders' Interest Carryover
Shortfall (Previous Period)
Interest Due (in Arrears) on Above
Shortfall
Certificateholders' Interest
Distributable Amount

3.  ALLOCATION OF DISTRIBUTION AMOUNTS

A. TOTAL DISTRIBUTION AMOUNT (TDA)                                               $16,249,964.00

Administration Fee Shortfall                                                              $0.00
(Previous Period)
Administration Fee Accrued during                                    $500.00            $166.67
this Period
Administration Fee Paid this Period                                                     $166.67
from TDA
Administration Fee Shortfall                                                              $0.00

Total Distribution Amount Remaining                                              $16,249,797.33

Noteholders' Interest Carryover Shortfall (Previous                                       $0.00
Period) applicable to A-1 Notes
Interest Due (in Arrears) on above                                                        $0.00
Shortfall
Interest Accrued on Class A-1 Notes                                                       $0.00
this period
Noteholders' Interest applicable to A-1 Notes Paid                                        $0.00
this Period from TDA
Preliminary Noteholders' Interest Carryover Shortfall                                     $0.00
(Current Period) applicable to A-1 Notes

Noteholders' Interest Carryover Shortfall (Previous                                       $0.00
Period) applicable to A-2 Notes
Interest Due (in Arrears) on above                                                        $0.00
Shortfall
Interest Accrued on Class A-2 Notes                                                 $338,648.69
this period
Noteholders' Interest applicable to A-2 Notes Paid                                  $338,648.69
this Period from TDA
Preliminary Noteholders' Interest Carryover Shortfall                                     $0.00
(Current Period) applicable to A-2 Notes

Noteholders' Interest Carryover Shortfall (Previous                                       $0.00
Period) applicable to A-3 Notes
Interest Due (in Arrears) on above                                                        $0.00
Shortfall
Interest Accrued on Class A-3 Notes                                                 $555,000.00
this period
Noteholders' Interest applicable to A-3 Notes Paid                                  $555,000.00
this Period from TDA
Preliminary Noteholders' Interest Carryover Shortfall                                     $0.00
(Current Period) applicable to A-3 Notes

Noteholders' Interest Carryover Shortfall (Previous                                       $0.00
Period) applicable to A-4 Notes
Interest Due (in Arrears) on above                                                        $0.00
Shortfall
Interest Accrued on Class A-4 Notes                                               $1,048,633.25
this period
Noteholders' Interest applicable to A-4 Notes Paid                                $1,048,633.25
this Period from TDA
Preliminary Noteholders' Interest Carryover Shortfall                                     $0.00
(Current Period) applicable to A-4 Notes

Offered Noteholders' Interest Carryover Shortfall                                         $0.00
(Previous Period)
Interest Due (in Arrears) on above                                                        $0.00
Shortfall
Interest Accrued on Class A-1, A-2, A-3                                           $1,942,281.94
and A-4 Notes this period
Offered Noteholders' Interest Paid                                                $1,942,281.94
this Period from TDA
Preliminary A Noteholders' Interest Carryover                                             $0.00
Shortfall (Current Period)

Total Distribution Amount Remaining                                              $14,307,515.39

Noteholders' Interest Carryover Shortfall (Previous                                       $0.00
Period) applicable to B Notes
Interest Due (in Arrears) on above                                                        $0.00
Shortfall
Interest Accrued on Class B Notes                                                   $100,786.34
this period
Noteholders' Interest applicable to B Notes Paid                                    $100,786.34
this Period from TDA
Preliminary Noteholders' Interest Carryover Shortfall                                     $0.00
(Current Period) applicable to B Notes

Total Distribution Amount Remaining                                              $14,206,729.05

A-1 Noteholders' Principal Carryover                                                      $0.00
Shortfall (Previous Period)
A-1 Noteholders' Monthly Principal                                                        $0.00
Distributable Amount
A-1 Noteholders' Principal Distributable                                                  $0.00
Amount Paid from TDA
Preliminary A-1 Noteholders' Principal Carryover                                          $0.00
Shortfall (Current Period)

Total Distribution Amount Remaining                                              $14,206,729.05

A-2 Noteholders' Principal Carryover                                                      $0.00
Shortfall (Previous Period)
A-2 Noteholders' Monthly Principal                                               $14,849,860.17
Distributable Amount
A-2 Noteholders' Principal Distributable                                         $14,206,729.05
Amount Paid from TDA
Preliminary A-2 Noteholders' Principal Carryover                                    $643,131.12
Shortfall (Current Period)

Total Distribution Amount Remaining                                                       $0.00

A-3 Noteholders' Principal Carryover                                                      $0.00
Shortfall (Previous Period)
A-3 Noteholders' Monthly Principal                                                        $0.00
Distributable Amount
A-3 Noteholders' Principal Distributable                                                  $0.00
Amount Paid from TDA
Preliminary A-3 Noteholders' Principal Carryover                                          $0.00
Shortfall (Current Period)

Total Distribution Amount Remaining                                                       $0.00

A-4 Noteholders' Principal Carryover                                                      $0.00
Shortfall (Previous Period)
A-4 Noteholders' Monthly Principal                                                        $0.00
Distributable Amount
A-4 Noteholders' Principal Distributable                                                  $0.00
Amount Paid from TDA
Preliminary A-4 Noteholders' Principal Carryover                                          $0.00
Shortfall (Current Period)

Total Distribution Amount Remaining                                                       $0.00

B Noteholders' Principal Carryover                                                        $0.00
Shortfall (Previous Period)
B Noteholders' Monthly Principal                                                    $699,731.63
Distributable Amount
B Noteholders' Principal                                                                  $0.00
Distributable Amount Paid from TDA
Preliminary B Noteholders' Principal Carryover                                      $699,731.63
Shortfall (Current Period)

Total Excess Distribution Amount                                                          $0.00
Remaining

4.  RECONCILIATION OF PRE-FUNDING
ACCOUNT

Beginning Pre-Funding Account Balance                                                     $0.00

New Collateral Purchased                                                                  $0.00
Deposit to Spread Account                                              2.50%              $0.00
Deposit to Yield Supplement Account (will be necessary                                    $0.00
                                                                                          -----
only if required by rating agencies)
Payment to Seller                                                                         $0.00

Ending Pre-Funding Account Balance                                                        $0.00

Excess Pre-Funded Amount/(Payment to                                                      $0.00
Seller)

Adjusted Ending Pre-Funding Account                                                       $0.00
Balance

5.  RECONCILIATION OF NEGATIVE CARRY
ACCOUNT

Beginning Negative Carry Account                                                          $0.00
Balance
Negative Carry                                                                       4.2404837%
Number of Days Remaining                                                                   0.00

Pre-Funded Percentage                                                                    0.000%
Negative Carry Withdrawls                                                                 $0.00
Cumulative Negative Carry Withdrawls                                                      $0.00
Maximum Negative Carry Amount                                                             $0.00
Required Negative Carry Account                                                           $0.00
Balance
Interim Ending Negative Carry Account                                                     $0.00
Balance
Negative Carry Amount Released to                                                         $0.00
Seller

Ending Negative Carry Account Balance                                                     $0.00

6.  RECONCILATION OF YIELD SUPPLEMENT ACCOUNT - ONLY
NECESSARY IF REQUIRED BY RATING AGENCIES

Beginning Yield Supplement Account                                                        $0.00
Balance
Deposit to Yield Supplement Account from                                                  $0.00
Pre-Funding Account
Receivables Percentage                                                                    0.00%
Withdrawal of Yield Supplement Amount                                                     $0.00
Maximum Yield Supplement Amount                                                           $0.00
Required Yield Supplement Amount                                                          $0.00
Interim Yield Supplement Account                                                          $0.00
Balance
Yield Supplement Amount Released to                                                       $0.00
Seller

Ending Yield Supplement Account                                                           $0.00
Balance

7.  DISTRIBUTIONS FROM SPREAD ACCOUNT

Beginning Spread Account Balance                                                 $11,372,366.40
Deposit to Spread Account from                                                            $0.00
Pre-Funding Account
Deposit to Spread Account from Excess Collections                                         $0.00
over Distributions

Distribution from Spread Account to                                               $1,342,862.75
Noteholders' Distr. Account
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current                     $0.00
Period) applicable to A-1 Notes
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current                     $0.00
Period) applicable to A-2 Notes
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current                     $0.00
Period) applicable to A-3 Notes
Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current                     $0.00
Period) applicable to A-4 Notes
Remaining Distribution from Spread Account to                                     $1,342,862.75
Noteholders' Distr. Account

Adj to Preliminary Noteholders' Interest Carryover Shortfall (Current                     $0.00
Period) applicable to B Notes
Remaining Distribution from Spread Account to                                     $1,342,862.75
Noteholders' Distr. Account

Adj to Preliminary A-1 Noteholders' Principal                                             $0.00
Carryover Shortfall (Current Period)
Adj to Preliminary A-2 Noteholders' Principal                                       $643,131.12
Carryover Shortfall (Current Period)
Adj to Preliminary A-3 Noteholders' Principal                                             $0.00
Carryover Shortfall (Current Period)
Adj to Preliminary A-4 Noteholders' Principal                                             $0.00
Carryover Shortfall (Current Period)
Remaining Distribution from Spread Account to                                       $699,731.63
Noteholders' Distr. Account

Adj to Preliminary B Noteholders' Principal                                         $699,731.63
Carryover Shortfall (Current Period)

Preliminary Spread Account Balance                                               $10,029,503.65
Remaining

Cumulative Realized Losses since                                                 $11,633,817.49
28-February-99 (Cut-off Date)
Are Cum. Realized Losses > 2.25% of                                                          NO
Initial Pool Balance?
12*(Realized Losses during Collection Period) +                                  $28,921,983.81
Repos at end of Collection Period
Is 12*Realized Losses + Unliq. Repos > 1.65% of                                             YES
Beg. Pool Balance?
60 day or > Delinquent Scheduled                                                  $3,877,905.90
Amounts
Are 60 day or > Delinquencies > 2.25% of                                                     NO
Ending Pool Balance?
Are any of the three conditions "YES"?                                                      YES

Preliminary A-1 Note Principal                                                            $0.00
Balance (End of Period)
Preliminary A-2 Note Principal                                                   $49,348,943.59
Balance (End of Period)
Preliminary A-3 Note Principal                                                  $100,000,000.00
Balance (End of Period)
Preliminary A-4 Note Principal                                                  $182,371,000.00
Balance (End of Period)
Preliminary B Note Principal Balance                                             $16,455,390.01
(End of Period)
Preliminary Total Principal Balance                                             $348,175,333.60
of Notes  (End of Period)

Specified Spread Account Balance
                                                                                  14,000,005.12
Lesser of:
(a) 2.50% of the Initial Pool Balance during                           2.50%
Pre-Fund, 2.0% Thereafter                                                         14,000,005.12

(b) the Note Balance                                                             348,175,333.60

Preliminary Spread Account Balance                                               $10,029,503.65
Remaining
Preliminary Excess Amount in Spread                                                       $0.00
Account
Preliminary Shortfall Amount in                                                   $3,970,501.47
Spread Account

Deposit to Spread Account from                                                            $0.00
Remaing Excess Distribution

Spread Account Excess                                                                     $0.00
   release of required 50bp from                                                          $0.00
Spread Account

Ending Spread Account Balance (after                                             $10,029,503.65
distributions)
Net Change in Spread Account Balance                                            ($1,342,862.75)

8. CERTIFICATE DISTRIBUTIONS AND
SERVICING FEES

Total Excess Distribution Amount                                                          $0.00
Remaining

Certificateholders' Interest Carryover                                              $310,253.12
Shortfall (Previous Period)
Interest Due (in Arrears) on Above                                                    $1,822.74
Shortfall
Interest Accrued on Certificates this                                               $102,812.50
period
Certificateholders' Interest Paid                                                         $0.00
from Excess Distribution
Preliminary Certificateholders' Interest Carryover                                  $414,888.36
Shortfall (Current Period)

Total Excess Distribution Amount                                                          $0.00
Remaining

Certificateholders' Principal Carryover                                                   $0.00
Shortfall (Previous Period)
Certificateholders' Principal Distributable Amount                                        $0.00
applicable to current period
Certificateholders' Principal Distributable Amount                                        $0.00
Paid from Excess Distrbution
Preliminary Certificateholders' Principal Carryover                                       $0.00
Shortfall (Current Period)

Total Excess Distribution Amount                                                          $0.00
Remaining

Servicing Fee Shortfall (Previous                                                  2,308,299.42
Period)
Servicing Fees Accrued during this                                     1.00%        $317,687.44
Period
Servicing Fees Paid this Period                                                           $0.00
Excess Distribution
Adjustment to Servicing Fee                                                               $0.00
Adjustment to Excess Distribution                                                         $0.00
Amount Remaining
Servicing Fee Shortfall                                                           $2,625,986.86

Total Excess Distribution Amount                                                          $0.00
Remaining

9.  ENDING BALANCES

Noteholders' Interest Carryover Shortfall (Current                                        $0.00
Period) applicable to A-1 Notes
Noteholders' Interest Carryover Shortfall (Current                                        $0.00
Period) applicable to A-2 Notes
Noteholders' Interest Carryover Shortfall (Current                                        $0.00
Period) applicable to A-3 Notes
Noteholders' Interest Carryover Shortfall (Current                                        $0.00
Period) applicable to A-4 Notes
Noteholders' Interest Carryover Shortfall (Current                                        $0.00
Period) applicable to B Notes
A-1 Noteholders' Principal Carryover                                                      $0.00
Shortfall (Current Period)
A-2 Noteholders' Principal Carryover                                                      $0.00
Shortfall (Current Period)
A-3 Noteholders' Principal Carryover                                                      $0.00
Shortfall (Current Period)
A-4 Noteholders' Principal Carryover                                                      $0.00
Shortfall (Current Period)
B Noteholders' Principal Carryover                                                        $0.00
Shortfall (Current Period)
Certificateholders' Interest Carryover                                              $414,888.36
Shortfall  (Ending Balance)
Certificateholders' Principal Carryover                                                   $0.00
Shortfall  (Ending Balance)

A-1 Note Principal Balance (End of                                                        $0.00
Period)
A-2 Note Principal Balance (End of                                               $49,348,943.59
Period)
A-3 Note Principal Balance (End of                                              $100,000,000.00
Period)
A-4 Note Principal Balance (End of                                              $182,371,000.00
Period)
B Note Principal Balance (End of                                                 $16,455,390.01
Period)
Certificate Principal Balance (End of                                            $17,500,000.00
Period)
Total Principal Balance of Notes and                                            $365,675,333.60
Certificates (End of Period)

A-1 Note Pool Factor (End of Period)                          $68,629,000.00          0.0000000
A-2 Note Pool Factor (End of Period)                         $300,000,000.00          0.1644965
A-3 Note Pool Factor (End of Period)                         $100,000,000.00          1.0000000
A-4 Note Pool Factor (End of Period)                         $182,371,000.00          1.0000000
B Note Pool Factor (End of Period)                            $31,500,000.00          0.5223933
Certificate Pool Factor (End of                               $17,500,000.00          1.0000000
Period)
Total Notes & Certificates Pool                                                       0.5223933
Factor (End of Period)

Specified Spread Account Balance (after all                                      $10,029,503.65
distributions and adjustments)

Yield Supplement Account Balance (after                                                   $0.00
alldistributions and adjustment):

================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B

STATEMENT TO NOTEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                             16-Apr-01

(1)  Amount of principal being paid on
the Notes:

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal                                                      $0.00
    amount:

    (b)   A-2 Notes:                                                                 $14,849,860.17
            per $1,000 original principal                                                    $49.50
    amount:

    (c)   A-3 Notes:                                                                          $0.00
            per $1,000 original principal                                                     $0.00
    amount:

    (d)   A-4 Notes:                                                                          $0.00
            per $1,000 original principal                                                     $0.00
    amount:

    (e)   B Notes:                                                                      $699,731.63
            per $1,000 original principal                                                    $22.21
    amount:

    (f)   Total                                                                      $15,549,591.80

(2) Interest on the Notes

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal                                                      $0.00
    amount:

    (b)   A-2 Notes:                                                                    $338,648.69
            per $1,000 original principal                                                     $1.13
    amount:

    (c)  A-3 Notes:                                                                     $555,000.00
           per $1,000 original principal                                                      $5.55
    amount:

    (d)  A-4 Notes:                                                                   $1,048,633.25
           per $1,000 original principal                                                      $5.75
    amount:

    (e)  B Notes:                                                                       $100,786.34
            per $1,000 original principal                                                     $3.20
    amount:

    (f)   Total                                                                       $2,043,068.28

(3) Pool Balance at the end of the                                                  $365,675,333.60
related Collection Period

(4)  After giving effect to distributions
on current Payment Date:

    (a) (i)  outstanding principal amount                                                     $0.00
    of A-1 Notes:
         (ii)  A-1 Note Pool Factor:                                                      0.0000000

    (b) (i)  outstanding principal amount                                            $49,348,943.59
    of A-2 Notes:
         (ii)  A-2 Note Pool Factor:                                                      0.1644965

    (c) (i)  outstanding principal amount                                           $100,000,000.00
    of A-3 Notes:
         (ii)  A-3 Note Pool Factor:                                                      1.0000000

    (d) (i)  outstanding principal amount                                           $182,371,000.00
    of A-4 Notes:
         (ii)  A-4 Note Pool Factor:                                                      1.0000000

    (e) (i)  outstanding principal amount                                            $16,455,390.01
    of B Notes:
         (ii)  B Note Pool Factor:                                                        0.5223933

    (f) (i)  Certificate Balance                                                     $17,500,000.00
         (ii)  Certificate Pool Factor:                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                 $0.00
         per $1,000 Beginning of                                                         0.00000000
per Collection Period:
$1,000
Original
Pool
Balance:

(6)  Amount of Administration Fee:                                                          $166.67
         per $1,000 Beginning of                                                         0.00043720
per Collection Period:
$1,000
Original
Pool
Balance:

(7)  Aggregate Purchase Amounts for                                                           $0.00
Collection Period:

(8)  Aggregate amount of Realized Losses
for the
          Collection Period:                                                          $1,963,400.79

(9)  Amount in Spread Account:                                                       $10,029,503.65

(10)  Amount in Pre-Funding Account:                                                          $0.00

(11)  For the Final payment date with                                                            NA
respect to the Funding Period, the
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                       $0.00

(13)  Amount in Yield Supplement Account:                                                     $0.00

================================================================================
CASE EQUIPMENT LOAN TRUST 1999-B
STATEMENT TO CERTIFICATEHOLDERS

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                             16-Apr-01

(1)  Amount of principal being paid or
distributed:

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal                                                      $0.00
    amount:

    (b)  A-2 Notes:                                                                  $14,849,860.17
           per $1,000 original principal                                                     $49.50
    amount:

    (c)  A-3 Notes:                                                                           $0.00
           per $1,000 original principal                                                      $0.00
    amount:

    (d)  A-4 Notes:                                                                           $0.00
           per $1,000 original principal                                                      $0.00
    amount:

    (e)  B Notes:                                                                       $699,731.63
           per $1,000 original principal                                                     $22.21
    amount:

    (f)  Certificates:                                                                        $0.00
           per $1,000 original principal                                                      $0.00
    amount:

    (g)  Total:                                                                      $15,549,591.80

(2)   Amount of interest being paid or
distributed:

    (a)  A-1 Notes:                                                                           $0.00
           per $1,000 original principal                                                      $0.00
    amount:

    (b)  A-2 Notes:                                                                     $338,648.69
           per $1,000 original principal                                                      $1.13
    amount:

    (c)  A-3 Notes:                                                                     $555,000.00
           per $1,000 original principal                                                      $5.55
    amount:

    (d)  A-4 Notes:                                                                   $1,048,633.25
           per $1,000 original principal                                                      $5.75
    amount:

    (e)  B Notes:                                                                       $100,786.34
           per $1,000 original principal                                                      $3.20
    amount:

    (f)  Certificates:                                                                        $0.00
           per $1,000 original principal                                                      $0.00
    amount:

    (g)  Total:                                                                       $2,043,068.28

(3)  Pool Balance at end of related                                                 $365,675,333.60
Collection Period:

(4)  After giving effect to distributions
on this Payment Date:

    (a) (i)  outstanding principal amount                                                     $0.00
    of A-1 Notes:
         (ii)  A-1 Note Pool Factor:                                                      0.0000000

    (b) (i)  outstanding principal amount                                            $49,348,943.59
    of A-2 Notes:
         (ii)  A-2 Note Pool Factor:                                                      0.1644965

    (c) (i)  outstanding principal amount                                           $100,000,000.00
    of A-3 Notes:
         (ii)  A-3 Note Pool Factor:                                                      1.0000000

    (d) (i)  outstanding principal amount                                           $182,371,000.00
    of A-4 Notes:
         (ii)  A-4 Note Pool Factor:                                                      1.0000000

    (e) (i)  outstanding principal amount                                            $16,455,390.01
    of B Notes:
         (ii)  B Note Pool Factor:                                                        0.5223933

    (f) (i)  Certificate Balance                                                     $17,500,000.00
         (ii)  Certificate Pool Factor:                                                   1.0000000

(5)  Amount of Servicing Fee:                                                                 $0.00
         per $1,000 Beginning of                                                          0.0000000
    Collection Period:

(6)  Amount of Administration Fee:                                                          $166.67
         per $1,000 Beginning of                                                          0.0004372
    Collection Period:

(7)  Aggregate Purchase Amounts for                                                           $0.00
Collection Period:

(8)  Aggregate amount of Realized Losses
for the
          Collection Period:                                                          $1,963,400.79

(9)  Amount in Spread Account:                                                       $10,029,503.65

(10)  Amount in Pre-Funding Account:                                                          $0.00

(11)  For the Final payment date with                                                            NA
respect to the Funding Period, the
       Remaining Pre-Funded Amount

(12)  Amount in Negative Carry Account:                                                       $0.00

(13)  Amount in Yield Supplement Account:                                                     $0.00

================================================================================

================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B
PAYMENT AND DEPOSIT INSTRUCTIONS TO
INDENTURE TRUSTEE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                             16-Apr-01

(1)  Payment of Administration Fee to                                                       $166.67
Administrator:

(2)  Offered Noteholders' Interest
Distributable Amount
        deposited into Note Distribution                                              $2,043,068.28
Account:

(3)  Noteholders' Principal Distributable
Amount to be
        deposited into Noteholders'                                                  $15,549,591.80
Distribution Account:

(4)  Certificateholders' Interest
Distributable Amount to be
        deposited into                                                                        $0.00
Certificateholders' Distribution Account:

(5)  Certificateholders' Principal
Distributable Amount to be
        deposited into                                                                        $0.00
Certificateholders' Distribution Account:

(6)  Payment of Servicing Fee to Servicer:                                                    $0.00

(7) Release to Seller from Excess                                                             $0.00
Collections over Distributions

Check for Error                                                                            NO ERROR
Sum of Above Distributions                                                           $17,592,826.75
Total Distribution Amount plus Releases                                              $17,592,826.75
to Seller

================================================================================

================================================================================

CASE EQUIPMENT LOAN TRUST 1999-B
SERVICER'S CERTIFICATE

$68,629,000 Class A-1 5.674% Asset Backed Notes due September 15, 2000 $300,000,000 Class A-2 6.330% Asset Backed Notes due October 15, 2003 $100,000,000 Class A-3 6.660% Asset Backed Notes due June 15, 2004 $182,371,000 Class A-4 6.900% Asset Backed Notes due June 15, 2006
 $31,500,000 Class B 7.050% Asset Backed Notes due June 15, 2006 $17,500,000 7.050% Asset Backed Certificates

Payment Date:                                                                             16-Apr-01
(1)  Total Distribution Amount:                                                      $16,249,964.00

(2)  Administration Fee:                                                                    $166.67

(3)  Noteholders' Interest Distributable                                                      $0.00
Amount applicable to A-1 Notes:

(4)  Noteholders' Interest Carryover                                                          $0.00
Shortfall applicable to A-1 Notes:

(5)  Noteholders' Interest Distributable                                                $338,648.69
Amount applicable to A-2 Notes:

(6)  Noteholders' Interest Carryover                                                          $0.00
Shortfall applicable to A-2 Notes:

(7)  Noteholders' Interest Distributable                                                $555,000.00
Amount applicable to A-3 Notes:

(8)  Noteholders' Interest Carryover                                                          $0.00
Shortfall applicable to A-3 Notes:

(9)  Noteholders' Interest Distributable                                              $1,048,633.25
Amount applicable to A-4 Notes:

(10)  Noteholders' Interest Carryover                                                         $0.00
Shortfall applicable to A-4 Notes:

(11)  Noteholders' Interest Distributable                                               $100,786.34
Amount applicable to B Notes:

(12)  Noteholders' Interest Carryover                                                         $0.00
Shortfall applicable to B Notes:

(13)  Offered Noteholders' Interest                                                   $2,043,068.28
Distributable Amount'
        deposited into Note Distribution
Account:

(14)  A-1 Noteholders' Monthly Principal                                                      $0.00
Distributable Amount:

(15)  % of Principal Distribution Amount                                                      0.00%
applicable to A-1 Noteholders

(16)  A-1 Noteholders' Principal                                                              $0.00
Carryover Shortfall:

(17)  A-1 Noteholders' Principal                                                              $0.00
Distributable Amount:

(18)  A-2 Noteholders' Monthly Principal                                             $14,849,860.17
Distributable Amount:

(19)  % of Principal Distribution Amount                                                     95.50%
applicable to A-2 Noteholders

(20)  A-2 Noteholders' Principal                                                              $0.00
Carryover Shortfall:

(21)  A-2 Noteholders' Principal                                                     $14,849,860.17
Distributable Amount:

(22)  A-3 Noteholders' Monthly Principal                                                      $0.00
Distributable Amount:

(23)  % of Principal Distribution Amount                                                      0.00%
applicable to A-3 Noteholders

(24)  A-3 Noteholders' Principal                                                              $0.00
Carryover Shortfall:

(25)  A-3 Noteholders' Principal                                                              $0.00
Distributable Amount:

(26)  A-4 Noteholders' Monthly Principal                                                      $0.00
Distributable Amount:

(27)  % of Principal Distribution Amount                                                      0.00%
applicable to A-4 Noteholders

(28)  A-4 Noteholders' Principal                                                              $0.00
Carryover Shortfall:

(29)  A-4 Noteholders' Principal                                                              $0.00
Distributable Amount:

(30)  B Noteholders' Monthly Principal                                                  $699,731.63
Distributable Amount:

(31)  % of Principal Distribution Amount                                                      4.50%
applicable to B Noteholders

(32)  B Noteholders' Principal Carryover                                                      $0.00
Shortfall:

(33)  B Noteholders' Principal                                                          $699,731.63
Distributable Amount:

(34)  Noteholders' Principal Distribution                                            $15,549,591.80
Amount:

(35)  Noteholders' Distributable Amount:                                             $17,592,660.08

(36)  Deposit to Spread Account (from                                                         $0.00
excess collections):

(37)  Specified Spread Account Balance (after all                                    $14,000,005.12
distributions and adjustments) :
    The Lesser of:

    (a) 2.00% of the Initial Pool Balance                                            $14,000,005.12

    (b) the Note Balance                                                            $348,175,333.60

(38)  Spread Account Balance over the Specified Spread                                        $0.00
Account Balance:

(39)  Certificateholders' Interest                                                            $0.00
Distributable Amount:

(40)  Certificateholders' Interest                                                      $414,888.36
Carryover Shortfall:

(41)  % of Principal Distribution Amount                                                      0.00%
applicable to Certificat holders

(42) Certificateholders' Principal Distributable Amount                                       $0.00
applicable to current period

(43)  Certificateholders' Principal                                                           $0.00
Carryover Shortfall:

(44)  Certificateholders' Principal                                                           $0.00
Distributable Amount:

(45)  Certificateholders' Distributable                                                       $0.00
Amount:

(46)  Servicing Fee:                                                                          $0.00

(47)  Excess Amounts Distributed To
Seller:
    (a) Release of Remaining Excess                                                           $0.00
    Distributions
    (b) Release of Excess Amount in                                                           $0.00
    Negative Carry Account
    (c) Release of Excess Amount in Yield                                                     $0.00
    Supplement Account

(48)  Amount to be withdrawn from the Spread
Account and deposited
    into the Note Distribution Account                                                $1,342,862.75

(49)  Pool Balance as of the opening of
business on the first day of
           the Collection Period in which                                           $381,224,925.40
the Payment Date occurs:

(50)  After giving effect to all
distributions on such Payment Date:
           Outstanding Principal Balance                                                      $0.00
of A-1 Notes:
           A-1 Note Pool Factor:                                                          0.0000000

           Outstanding Principal Balance                                             $49,348,943.59
of A-2 Notes:
           A-2 Note Pool Factor:                                                          0.1644965

           Outstanding Principal Balance                                            $100,000,000.00
of A-3 Notes:
           A-3 Note Pool Factor:                                                          1.0000000

           Outstanding Principal Balance                                            $182,371,000.00
of A-4 Notes:
           A-4 Note Pool Factor:                                                          1.0000000

           Outstanding Principal Balance                                             $16,455,390.01
of B Notes:
           B Note Pool Factor:                                                            0.5223933

           Outstanding Principal Balance                                             $17,500,000.00
of the Certificates:
           Certificate Pool Factor:                                                       1.0000000

(51)  Aggregate Purchase Amounts for                                                          $0.00
related Collection Period:

(52)  Aggregate Amount of Realized Losses for the                                     $1,963,400.79
related Collection Period:

(53)  Spread Account Balance after giving                                            $10,029,503.65
effect to all distributions:

CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001 $360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
 $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007 $23,000,000 7.320% Asset Backed Certificates

Prepared by: Shawn Ostrowski  (262) - 636 - 5284

                                      ---------------------------------------------------------------
Cutoff Date                              3/31/2001
                                      ---------------------------------------------------------------
Date Added                               2/29/2000        2/29/2000      3/31/2000      3/31/2000
                                      ---------------------------------------------------------------
Pool                          PERIOD       POOL 1          POOL 2          POOL 3         POOL 4
                                      ---------------------------------------------------------------
Scheduled Cashflows              0        3,187,104.68    5,257,029.02   1,987,949.65   1,528,561.74
                                 1        3,152,449.39    4,628,553.76   1,251,500.51     542,445.11
                                 2        3,433,523.02    5,419,228.18   1,044,205.65     854,717.24
                                 3        3,415,301.89    5,478,887.79   1,116,099.57     819,855.34
                                 4        3,532,882.23    6,474,231.80   1,007,872.31     781,637.83
                                 5        3,568,890.74    6,373,383.63   1,167,776.61     938,186.34
                                 6        4,419,000.77    6,815,388.30   1,329,283.55     996,060.84
                                 7        4,446,540.23   13,645,150.04   1,068,507.08     876,511.46
                                 8        9,168,589.47   10,478,293.47   1,200,832.08     965,256.23
                                 9       13,016,412.84    9,808,057.92   1,804,897.50     933,197.44
                                10       11,779,081.13    8,315,192.58   1,485,652.44   1,073,380.88
                                11        8,342,084.97    6,660,509.47   3,844,776.20   1,958,692.04
                                12        3,291,160.87    5,021,305.02   8,310,644.33   3,977,389.49
                                13        3,283,451.33    5,081,576.82   1,468,910.10     762,095.87
                                14        3,142,073.65    4,909,383.24     973,582.75     815,489.67
                                15        3,119,150.21    4,857,366.46   1,042,285.99     768,490.42
                                16        3,228,585.17    5,818,811.64     930,102.40     730,904.23
                                17        3,285,172.98    5,798,131.56   1,090,908.79     884,531.32
                                18        4,156,711.45    6,168,018.19   1,270,729.57     942,028.36
                                19        4,286,941.53   11,519,236.26     989,474.24     817,993.36
                                20        8,756,565.57    9,332,761.01   1,121,432.35     901,148.08
                                21       12,300,827.26    8,799,011.71   1,695,338.23     870,007.13
                                22       11,279,710.64    7,317,171.16   1,375,747.46   1,002,900.23
                                23        7,727,605.55    5,602,797.11   3,770,411.49   1,885,375.14
                                24        2,609,135.47    4,003,833.46   8,074,603.00   3,750,865.37
                                25        2,553,446.87    4,023,160.94   1,215,258.53     605,306.23
                                26        2,394,391.29    3,618,969.12     709,340.05     615,751.10
                                27        2,413,600.82    3,822,441.60     764,063.73     584,247.37
                                28        2,485,586.03    4,802,951.91     650,666.45     566,182.53
                                29        2,397,994.65    4,713,871.86     789,396.42     659,729.88
                                30        3,252,613.05    5,281,614.04     937,815.41     712,628.83
                                31        3,154,481.11   10,220,165.17     717,384.00     630,071.17
                                32        7,041,016.17    7,618,838.55     816,553.52     719,356.79
                                33       10,231,066.07    6,596,284.76   1,289,620.02     676,597.64
                                34        8,367,646.97    5,584,432.42     934,691.89     823,547.05
                                35        5,086,814.64    4,156,946.21   2,607,412.36   1,420,648.00
                                36        1,381,765.97    2,777,217.69   5,473,779.64   3,013,368.17
                                37        1,252,898.60    2,557,206.57     701,349.49     420,497.29
                                38        1,217,233.83    2,382,812.37     358,342.48     432,263.33
                                39        1,147,055.07    2,350,020.25     361,854.32     392,317.98
                                40        1,276,799.73    2,665,472.67     311,207.61     380,971.70
                                41        1,114,431.68    2,191,831.94     375,524.44     422,561.38
                                42        1,920,612.32    2,593,293.77     459,191.77     451,500.62
                                43        1,707,415.25    5,226,936.69     349,529.20     431,861.39
                                44        4,971,743.48    4,500,180.01     395,536.86     484,761.84
                                45        7,325,510.59    3,453,419.00     754,430.23     448,864.96
                                46        5,650,471.74    2,501,837.02     558,311.05     619,043.59
                                47        2,775,087.40    1,361,097.03   1,563,525.40   1,002,602.69
                                48          411,139.78       62,475.19   3,099,511.38   2,055,053.63
                                49          143,536.10       36,457.74     335,343.76      26,313.62
                                50          291,114.61       29,357.45      44,386.57      33,504.03
                                51          102,514.93       31,058.36     102,541.08       4,039.35
                                52          117,963.52       65,508.38           0.00       9,395.91
                                53           31,867.05       57,511.57      28,053.93       3,741.03
                                54           59,190.40      127,995.09      30,828.92       3,498.62
                                55          146,894.59      239,032.92           0.00       3,498.62
                                56          510,760.35      275,493.37           0.00      51,252.33
                                57        1,220,925.40      142,415.64      20,039.03       3,498.62
                                58          749,210.80          117.69           0.00     144,965.50
                                59                0.00            0.00     310,831.15           0.00
                                60                0.00            0.00           0.00           0.00
                                61                0.00            0.00           0.00           0.00
                                62                0.00            0.00           0.00           0.00
                                63                0.00            0.00           0.00           0.00
                                64                0.00            0.00           0.00           0.00
                                65                0.00            0.00           0.00           0.00
                                66                0.00            0.00           0.00           0.00
                                67                0.00            0.00           0.00           0.00
                                68                0.00            0.00           0.00           0.00
                                69                0.00            0.00           0.00           0.00
                                70                0.00            0.00           0.00           0.00
                                71                0.00            0.00           0.00           0.00
                                72                0.00            0.00           0.00           0.00
                                73                0.00            0.00           0.00           0.00
                                74                0.00            0.00           0.00           0.00
                                75                0.00            0.00           0.00           0.00
                                76                0.00            0.00           0.00           0.00
                                77                0.00            0.00           0.00           0.00
                                78                0.00            0.00           0.00           0.00
                              -----------------------------------------------------------------------

Total Amount of Scheduled     TOTAL     226,833,753.90  269,651,734.59  77,489,844.54  49,231,163.95
Cashflow
Discount Rate                                   8.500%          8.500%         8.500%         8.500%
Beginning Contract Value                202,971,407.35  243,319,828.89  74,691,682.66  45,287,682.83
Scheduled Contract Value                  5,857,587.62    8,746,033.02   8,427,705.02   3,788,002.94
Decline
Unscheduled Contract Value                2,110,380.98    (232,026.31)   (291,303.74)   (699,119.84)
Decline
Additional Contract Value                         0.00            0.00           0.00           0.00
Added
Ending Contract Value                   195,003,438.75  234,805,822.17  66,555,281.38  42,198,799.73

                                      ---------------------------------------------------------------
Cutoff Date
                                      ---------------------------------------------------------------
Date Added                                4/30/2000       4/30/2000      5/31/2000      5/31/2000
                                      ---------------------------------------------------------------
Pool                          PERIOD       POOL 5          POOL 6          POOL 7         POOL 8
                                      ---------------------------------------------------------------
Scheduled Cashflows              0        1,948,786.94    1,792,737.55     638,334.68     318,223.91
                                 1        6,464,295.16    2,059,873.52   3,436,147.41   1,059,517.10
                                 2        1,264,920.85      783,689.69   4,089,862.53   1,850,280.14
                                 3        1,205,413.69      794,149.64   1,065,785.02     469,786.58
                                 4        1,246,665.23      893,301.25     963,474.10     512,656.60
                                 5        1,229,695.83      830,897.88     973,130.75     513,289.21
                                 6        1,405,194.97      953,440.67   1,119,515.52     529,285.02
                                 7        1,464,136.65    1,059,908.75   1,022,350.04     631,335.00
                                 8        1,372,927.64      855,976.42   1,232,695.03     613,897.54
                                 9        1,896,316.68    1,126,365.82   1,264,294.10     520,052.61
                                10        1,434,274.76      964,495.76   1,327,990.32     531,968.87
                                11        1,151,599.32      890,141.97     913,807.72     514,773.09
                                12        5,518,192.81    3,321,392.70   1,136,036.82     604,337.88
                                13        8,854,379.91    2,688,691.33   3,605,522.68   1,393,373.15
                                14        1,187,341.18      757,651.84   4,101,253.00   1,845,853.94
                                15        1,126,016.87      755,359.00     935,895.31     455,711.36
                                16        1,149,252.57      860,863.49     849,856.53     493,941.56
                                17        1,136,594.24      781,628.29     850,610.66     490,465.90
                                18        1,306,957.69      896,794.90   1,021,137.97     506,923.76
                                19        1,376,074.17    1,011,373.98     910,293.46     582,330.00
                                20        1,279,021.70      776,685.22   1,112,536.07     585,235.72
                                21        1,729,329.78    1,023,917.91   1,141,826.55     481,832.36
                                22        1,351,323.26      928,413.02   1,223,467.22     497,045.96
                                23        1,076,016.32      847,240.40     802,876.89     487,354.41
                                24        5,465,141.59    3,245,015.81   1,020,269.92     576,768.16
                                25        8,687,827.35    2,491,184.73   3,389,030.79   1,308,344.90
                                26          875,749.90      569,828.90   3,776,848.93   1,761,885.05
                                27          777,814.82      562,678.43     705,332.78     339,437.43
                                28          795,755.79      662,320.63     597,927.79     376,926.38
                                29          729,917.07      593,404.83     616,108.59     374,876.86
                                30          926,011.06      653,870.06     679,817.78     388,423.46
                                31          971,454.86      766,842.82     670,744.36     444,818.61
                                32          888,961.51      579,563.66     758,685.69     423,513.02
                                33        1,191,105.48      807,262.65     823,900.23     364,638.39
                                34          987,672.78      712,265.74     920,287.04     364,570.00
                                35          747,984.72      665,791.20     567,525.01     355,471.13
                                36        3,490,154.21    2,374,360.33     701,814.53     446,870.21
                                37        5,968,747.30    1,846,764.95   2,432,938.21     957,200.71
                                38          438,699.35      361,457.25   2,441,218.88   1,345,058.06
                                39          407,407.22      351,962.45     382,591.16     229,405.19
                                40          386,121.89      411,670.50     276,213.32     264,384.89
                                41          334,539.16      356,202.20     258,952.74     252,342.14
                                42          502,021.44      444,550.30     349,562.60     271,638.42
                                43          509,352.16      583,470.06     359,991.86     268,544.83
                                44          456,801.69      361,954.56     370,401.49     285,905.22
                                45        1,031,192.61      525,634.54     726,154.23     232,304.53
                                46          586,392.64      443,974.76     673,934.38     240,847.49
                                47          334,081.66      411,429.71     226,341.23     234,045.81
                                48        2,436,067.73    1,707,892.75     406,608.87     333,436.36
                                49        3,578,036.73    1,066,790.39   1,378,016.66     606,514.99
                                50           88,226.17       20,917.71   1,378,860.71     887,135.79
                                51           48,341.81        8,559.86     121,745.82       7,064.15
                                52           23,915.87       15,243.08      11,798.56      11,182.83
                                53                0.00        4,259.79       6,029.67      26,627.58
                                54           90,206.96        1,278.24      45,905.57      19,970.70
                                55                0.00        1,278.24      17,883.27         871.38
                                56                0.00        1,278.24      22,797.42         871.38
                                57                0.00      478,101.48       6,029.67         871.38
                                58           10,850.26       87,060.55      32,432.97         871.38
                                59                0.00       65,692.53       6,029.67         871.38
                                60          582,958.56            0.00      21,104.15      88,774.98
                                61                0.00            0.00     157,112.08           0.00
                                62                0.00            0.00           0.00           0.00
                                63                0.00            0.00           0.00           0.00
                                64                0.00            0.00           0.00           0.00
                                65                0.00            0.00           0.00           0.00
                                66                0.00            0.00           0.00           0.00
                                67                0.00            0.00           0.00           0.00
                                68                0.00            0.00           0.00           0.00
                                69                0.00            0.00           0.00           0.00
                                70                0.00            0.00           0.00           0.00
                                71                0.00            0.00           0.00           0.00
                                72                0.00            0.00           0.00           0.00
                                73                0.00            0.00           0.00           0.00
                                74                0.00            0.00           0.00           0.00
                                75                0.00            0.00           0.00           0.00
                                76                0.00            0.00           0.00           0.00
                                77                0.00            0.00           0.00           0.00
                                78                0.00            0.00           0.00           0.00
                              -----------------------------------------------------------------------

Total Amount of Scheduled     TOTAL      93,524,240.57   51,896,804.93  63,077,649.01  30,582,756.84
Cashflow
Discount Rate                                   8.500%          8.500%         8.500%         8.500%
Beginning Contract Value                 87,879,965.31   47,538,629.76  56,200,416.99  27,097,025.52
Scheduled Contract Value                  5,433,656.56    3,360,335.32   1,224,698.32     547,336.25
Decline
Unscheduled Contract Value                1,854,779.83    (432,081.54)     288,893.08     248,812.64
Decline
Additional Contract Value                         0.00            0.00           0.00           0.00
Added
Ending Contract Value                    80,591,528.92   44,610,375.98  54,686,825.60  26,300,876.63

================================================================================
CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
 $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007
 $23,000,000 7.320% Asset Backed Certificates

Scheduled Payment Date                                3/16/2000                4/15/2001
Actual Payment Date                                   3/16/2000                4/16/2001
Collection Period Begin Date                                                    3/1/2001
Collection Period End Date                                                     3/31/2001
Days in accrual period                                                                30
(30/360)
Days in accrual period                                                                32
(act/360)

COLLATERAL SUMMARY
Wtd. Average Discount Rate                                                        8.500%
Beginning Contract Value                                                  784,986,639.31
Scheduled Contract Value                                                   37,385,355.05
Decline
Unscheduled Contract Value                                                  2,848,335.11
Decline
Additional Contract Value                                                           0.00
Purchased
Ending Contract Value                                                     744,752,949.16

Beginning Pre-funding                                                               0.00
Account Balance
Ending Pre-funding Account                                                          0.00
Balance

Total Beginning Balance (Pool Balance +                                   784,986,639.31
Pre-funding Account Balance)
Total Ending Balance (Pool Balance +                                      744,752,949.16
Pre-funding Account Balance)

COLLATERAL PERFORMANCE
Scheduled Amounts 30 - 59                                                  $3,106,558.96           0.42%
days past due
Scheduled Amounts 60 days or                                               $2,025,894.69           0.27%
more past due
Net Losses on Liquidated                                                     $838,535.12           0.11%
Receivables
Cumulative Net Losses                                                      $4,399,149.04
Number of Loans at Beginning
of Period                                                                         39,220
Number of Loans at End of
Period                                                                            38,436
Repossessed Equipment not Sold or                                          $2,685,104.92
Reassigned (Beginning)
Repossessed Equipment not Sold or                                          $3,543,672.21
Reassigned (End)

COLLECTIONS AND REINVESTMENT
INCOME
Receipts During the period                                                $44,731,874.59

Warranty Repurchases
    Contracts deferred beyond Final                                                $0.00
Scheduled Maturity Date
    Government obligors                                                            $0.00
          Total Warranty                                                           $0.00
Repurchases

Total Collections For The                                                 $44,731,874.59
Period

Reinvestment Income (excluding Pre-funding                                   $258,461.88
Account)
Reinvestment Income on                                                             $0.00
Pre-funding Account)

Total Collections + Reinvestment Income                                   $44,990,336.47
For The Period

================================================================================
CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
 $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007
 $23,000,000 7.320% Asset Backed Certificates

Actual Payment Date                                                            4/16/2001

CACLULATION OF DISTRIBUTABLE
AMOUNTS

   Current Servicing Fee Due                             1.000%              $654,155.53
   Past Due Servicing Fee                                                  $1,789,264.84
   Total Servicing Fee Due                                                 $2,443,420.37

   Current Administration                               $500.00                  $166.67
   Fee Due
   Past Due Administration                                                         $0.00
   Fee
   Total Administration Fee                                                      $166.67
   Due

   Total Principal Balance of Notes and Certificates                     $784,986,639.31
   (Beginning of Period)
   A-1 notes Beginning                                                             $0.00
   Principal balance
   A-2 notes Beginning                                                   $159,587,173.74
   Principal balance
   A-3 notes Beginning                                                   $260,000,000.00
   Principal balance
   A-4 notes Beginning                                                   $311,000,000.00
   Principal balance
   B notes Beginning                                                      $31,399,465.57
   Principal balance
   Certificate Beginning                                                  $23,000,000.00
   Principal balance

   A-1 notes Current                 6.178% act/360                                $0.00
   Interest Due
   A-2 notes Current                 6.800% 30/360                           $904,327.32
   Interest Due
   A-3 notes Current                 7.140% 30/360                         $1,547,000.00
   Interest Due
   A-4 notes Current                 7.340% 30/360                         $1,902,283.33
   Interest Due
   B notes Current Interest          7.320% 30/360                           $191,536.74
   Due
   Certificate Current               7.320% 30/360                           $140,300.00
   Interest Due

   A-1 notes Past Due                                                              $0.00
   Interest
   A-2 notes Past Due                                                              $0.00
   Interest
   A-3 notes Past Due                                                              $0.00
   Interest
   A-4 notes Past Due                                                              $0.00
   Interest
   B notes Past Due Interest                                                       $0.00
   Certificate Past Due                                                      $140,300.00
   Interest

   A-1 notes Interest Due on                                                       $0.00
   Past Due Interest
   A-2 notes Interest Due on                                                       $0.00
   Past Due Interest
   A-3 notes Interest Due on                                                       $0.00
   Past Due Interest
   A-4 notes Interest Due on                                                       $0.00
   Past Due Interest
   B notes Interest Due on                                                         $0.00
   Past Due Interest
   Certificate Interest Due on Past Due                                          $855.83
   Interest

   A-1 notes Total Interest                                                        $0.00
   Due
   A-2 notes Total Interest                                                  $904,327.32
   Due
   A-3 notes Total Interest                                                $1,547,000.00
   Due
   A-4 notes Total Interest                                                $1,902,283.33
   Due
   B notes Total Interest Due                                                $191,536.74
   Certificate Total                                                         $281,455.83
   Interest Due

   A-1 notes Principal Due                                                         $0.00
   A-2 notes Principal Due                                                $38,624,342.55
   A-3 notes Principal Due                                                         $0.00
   A-4 notes Principal Due                                                         $0.00
   Class B notes Principal                                                 $1,609,347.60
   Due
   Certificate Principal Due                                                       $0.00

   Total notes Interest Due                                                $4,545,147.39
   Total notes Principal Due                                              $40,233,690.15
   Total notes Distributable                                              $44,778,837.54
   Amount

================================================================================
CNH Equipment Trust 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
 $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007
 $23,000,000 7.320% Asset Backed Certificates

Actual Payment Date                                                            4/16/2001

CASH AVAILABLE FOR
DISTRIBUTION
   Total Collections + Reinvestment Income                                $44,990,336.47
   For The Period

   Beginning Negitive Carry                                                        $0.00
   Account
   Deposits from Negitive Carry Account                                            $0.00
   to Distribution Account

   Beginning Spread Account                                               $22,998,963.59
   Balance
   Additional Deposit to Spread Account                                            $0.00
   from Pre-funding
   Deposits from Spread Account to                                                 $0.00
   Distribution Account

   Beginning Principal                                                             $0.00
   Supplement Account
   Deposits from Principal Supplement Account                                      $0.00
   to Distribution Account

   Total Cash Available                                                   $44,990,336.47

CASH ALLOCATION (CASHFLOW WATERFALL)                                                        AVAILABLE
                                                                                              CASH
                                                                                              ----
   Is CNH the servicier                                                       YES
   Servicing Fee Paid (If CNH is not the                                           $0.00
   servicer)
   Servicing Fee Shortfall                                                         $0.00
                                                                                          $44,990,336.47
   Administration Fee Paid                                                       $166.67
   Administration Fee                                                              $0.00
   Shortfall
                                                                                          $44,990,169.80
   Class A-1 notes Interest                                                        $0.00
   Paid
   Class A-2 notes Interest                                                  $904,327.32
   Paid
   Class A-3 notes Interest                                                $1,547,000.00
   Paid
   Class A-4 notes Interest                                                $1,902,283.33
   Paid
                                                                                          $40,636,559.15
   Class A-1 notes Interest                                                        $0.00
   Shortfall
   Class A-2 notes Interest                                                        $0.00
   Shortfall
   Class A-3 notes Interest                                                        $0.00
   Shortfall
   Class A-4 notes Interest                                                        $0.00
   Shortfall

   Class B notes Interest                                                    $191,536.74
   Paid
   Class B notes Interest                                                          $0.00
   Shortfall
                                                                                          $40,445,022.41
   Class A-1 notes Principal                                                       $0.00
   Paid
   Class A-2 notes Principal                                              $38,624,342.55
   Paid
   Class A-3 notes Principal                                                       $0.00
   Paid
   Class A-4 notes Principal                                                       $0.00
   Paid
   Class B notes Principal                                                 $1,609,347.60
   Paid
                                                                                             $211,332.26
   Deposits to Spread Account                                                  $1,036.43
                                                                                             $210,295.83
   Certificate Interest Paid                                                 $210,295.83
   Certificate Interest                                                       $71,160.00
   Shortfall
                                                                                                   $0.00
   Certificate Principal Paid                                                      $0.00
                                                                                                   $0.00
   Total Principal Balance of Notes and                                  $744,752,949.16
   Certificates (End of Period)
   A-1 notes Ending                                                                $0.00
   Principal balance
   A-2 notes Ending                                                      $120,962,831.19
   Principal balance
   A-3 notes Ending                                                      $260,000,000.00
   Principal balance
   A-4 notes Ending                                                      $311,000,000.00
   Principal balance
   B notes Ending Principal                                               $29,790,117.97
   balance
   Certificate Ending                                                     $23,000,000.00
   Principal balance

   Servicing Fee Paid (If                                                          $0.00
   CNH is the servicer)
   Servicing Fee Shortfall                                                 $2,443,420.37
   Release to Seller as                                                            $0.00           $0.00
   Excess

================================================================================
CNH EQUIPMENT TRUST 2000-A
$150,000,000 Class A-1 6.178% Asset Backed Notes due April 9, 2001
$360,000,000 Class A-2 6.800% Asset Backed Notes due August 15, 2003 $260,000,000 Class A-3 7.140% Asset Backed Notes due August 15, 2004 $311,000,000 Class A-4 7.340% Asset Backed Notes due February 15, 2007
 $46,000,000 Class B 7.320% Asset Backed Notes due February 15, 2007
 $23,000,000 7.320% Asset Backed Certificates

Actual Payment Date                                                            4/16/2001

SUMMARY AND FACTORS                                                          AMOUNT            FACTOR        PER/$1000
                                                                             ------            ------        ---------
   Total Principal Balance of Notes and Certificates                     $784,986,639.31       0.6825971        $682.60
   (Beginning of Period)
   A-1 notes Beginning                                                             $0.00       0.0000000          $0.00
   Principal balance
   A-2 notes Beginning                                                   $159,587,173.74       0.4432977        $443.30
   Principal balance
   A-3 notes Beginning                                                   $260,000,000.00       1.0000000      $1,000.00
   Principal balance
   A-4 notes Beginning                                                   $311,000,000.00       1.0000000      $1,000.00
   Principal balance
   B notes Beginning                                                      $31,399,465.57       0.6825971        $682.60
   Principal balance
   Certificate Beginning                                                  $23,000,000.00       1.0000000      $1,000.00
   Principal balance

   Total Principal Balance of Notes and                                  $744,752,949.16       0.6476113        $647.61
   Certificates (End of Period)
   A-1 notes Ending                             $150,000,000.00                    $0.00       0.0000000          $0.00
   Principal balance
   A-2 notes Ending                             $360,000,000.00          $120,962,831.19       0.3360079        $336.01
   Principal balance
   A-3 notes Ending                             $260,000,000.00          $260,000,000.00       1.0000000      $1,000.00
   Principal balance
   A-4 notes Ending                             $311,000,000.00  94.00%  $311,000,000.00       1.0000000      $1,000.00
   Principal balance
   B notes Ending Principal                      $46,000,000.00   4.00%   $29,790,117.97       0.6476113        $647.61
   balance
   Certificate Ending                            $23,000,000.00   2.00%   $23,000,000.00       1.0000000      $1,000.00
   Principal balance

   Class A-1 notes Interest                                                        $0.00       0.0000000          $0.00
   Paid
   Class A-2 notes Interest                                                  $904,327.32       0.0025120          $2.51
   Paid
   Class A-3 notes Interest                                                $1,547,000.00       0.0059500          $5.95
   Paid
   Class A-4 notes Interest                                                $1,902,283.33       0.0061167          $6.12
   Paid
   Class B notes Interest                                                    $191,536.74       0.0041638          $4.16
   Paid
   Certificate Interest Paid                                                 $210,295.83       0.0091433          $9.14

   Class A-1 notes Interest                                                        $0.00       0.0000000          $0.00
   Shortfall
   Class A21 notes Interest                                                        $0.00       0.0000000          $0.00
   Shortfall
   Class A-3 notes Interest                                                        $0.00       0.0000000          $0.00
   Shortfall
   Class A-4 notes Interest                                                        $0.00       0.0000000          $0.00
   Shortfall
   Class B notes Interest                                                          $0.00       0.0000000          $0.00
   Shortfall
   Certificate Interest                                                       $71,160.00       0.0030939          $3.09
   Shortfall

   Class A-1 notes Principal                                                       $0.00       0.0000000          $0.00
   Paid
   Class A-2 notes Principal                                              $38,624,342.55       0.1072898        $107.29
   Paid
   Class A-3 notes Principal                                                       $0.00       0.0000000          $0.00
   Paid
   Class A-4 notes Principal                                                       $0.00       0.0000000          $0.00
   Paid
   Class B notes Principal                                                 $1,609,347.60       0.0349858         $34.99
   Paid
   Certificate Principal Paid                                                      $0.00       0.0000000          $0.00

NEGITIVE CARRY ACCOUNT
   Negitive Carry                                                                 4.532%
   Negitive Carry Days                                9/15/2000                        0
   Remaining
   Required Negitive Carry                                                         $0.00
   Account
   Beginning Negitive Carry                                                        $0.00
   Account
   Negitive Carry Account Withdrawls to                                            $0.00
   Distribution Account
   Negitive Carry Released                                                         $0.00
   to Seller
   Ending Negitive Carry                                                           $0.00
   Account Balance

SPREAD ACCOUNT
   Required Spread Account                                2.00%           $23,000,000.02
   Balance
   Beginning Spread Account                                               $22,998,963.59
   Balance
   Additional Deposit to Spread Account                                            $0.00
   from Pre-funding
   Spread Account Withdrawls to                                                    $0.00
   Distribution Account
   Spread Account Deposits from Excess Cash                                    $1,036.43
   Spread Account Released                                                         $0.00
   to Seller
   Ending Spread Account                                                  $23,000,000.02
   Balance

PRINCIPAL SUPPLEMENT ACCOUNT
   Required Principal Supplement Account                                           $0.00
   Balance
   Beginning Principal Supplement Account                                          $0.00
   Balance
   Additional Deposit to Principal Supplement                                      $0.00
   Account from Pre-funding
   Principal Supplement Account Withdrawls to                                      $0.00
   Distribution Account
   Principal Supplement Account Released                                           $0.00
   to Seller
   Ending Principal                                                                $0.00
   Supplement Account

PRE-FUNDING ACCOUNT
   Beginning Pre-funding                                                           $0.00
   Account Balance
   New Contract Value                                                              $0.00
   Purchased
   Deposits to Spread Account                                                      $0.00
   Deposits to Principal                                                           $0.00
   Supplement Account
   Ending Pre-funding                                                              $0.00
   Account Balance
   Release to seller                                                               $0.00

   Total Release to Seller                                                       $166.67